Exhibit 99.2

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2005



                                Table of Contents
                                -----------------
                                                                  Page
                                                                  ----

                       Section I - Overview


Important Notes                                                     2

Company Information                                                 3

Portfolio Snapshot                                                  4

Organizational Chart                                                5

Executive Management Team                                           6

                Section II - Financial Information

Market Capitalization                                               7

Shareholder Information                                             8

Operating Statements - Consolidated                                 9

Operating Statements - Joint Venture Activity                      11

Operating Statements - Activity by Source                          13

Operating Statements - Current v. Historical                       15

Net Operating Income - Same Property Performance                   16

Funds from Operations ("FFO"), Adjusted FFO ("AFFO")
  and Funds Available for Distribution ("FAD")                     17

Capital Expenditures                                               18

Balance Sheets                                                     19

Selected Operating Ratios                                          20

Debt Analysis - Summary                                            21

Debt Analysis - Detail                                             22

Debt Maturity Schedule                                             24

Unencumbered Properties                                            25

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2005


                                                                  Page
                                                                  ----

             Section III - Joint Venture Information


Overview - Fund I                                                  26

Overview - Fund II                                                 27

Overview - RCP Venture                                             28

Fund I Properties - Detail                                         29

Top 10 Fund I Tenants                                              30

Fund I - Current Valuation                                         31

Kroger/Safeway Locations                                           32

Fund II Properties - Detail                                        33

            Section IV - Parent Portfolio Information

Properties  - Overview                                             34

Properties by Region - Summary                                     37

Properties by State - Summary                                      38

Properties - Detail                                                39

Leasing Production                                                 42

Top 10 Tenants - Consolidated                                      43

Anchor Tenant Detail                                               44

Anchor Lease Expirations - Next 3 Years                            50

Lease Expirations                                                  51

Property Demographics                                              59

Residential Properties                                             60

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2005



                                 Important Notes
                                 ---------------

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward- looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

USE OF EBITDA AS NON-GAAP FINANCIAL MEASURE

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company's method of calculating EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2005

                               Company Information
                               -------------------

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 69 properties totaling approximately 10 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.


Corporate Headquarters                 1311 Mamaroneck Avenue         Investor Relations          Jon Grisham
                                       Suite 260                                                  Vice President
                                       White Plains, NY 10605                                     (914) 288-8142
                                                                                                  jgrisham@acadiarealty.com

New York Stock Exchange                Symbol AKR                     Web Site                    www.acadiarealty.com


Analyst Coverage                       Banc of America Securities               Citigroup - Smith Barney
                                       Ross Nussbaum - (212) 847-5668           Jonathan Litt - (212) 816-0231
                                       ross.nussbaum@bofasecurities.com         jonathan.litt@citigroup.com
                                       --------------------------------         ---------------------------
                                                                                Michael Bilerman - (212) 816-1383
                                                                                michael.bilerman@citigroup.com
                                       J.P. Morgan Securities, Inc.             ------------------------------
                                       Michael W. Mueller, CFA (212) 622-6689   David Carlisle - (212) 816- 1382
                                       michael.w.mueller@jpmorgan.com           david.s.carlisle@citigroup.com
                                       -------------------------------          ------------------------------
                                       Josh Bederman (212) 622-6530
                                       josh.h.bederman@jpmorgan.com
                                       -------------------------------          Ryan Beck & Co.
                                                                                Sheila McGrath - (973) 549-4084
                                       Harris Nesbitt                           sheila.mcgrath@ryanbeck.com
                                                                                ------------------------------
                                       Paul Adornato, CFA - (212) 885-4170
                                       paul.adornato@harrisnesbitt.com
                                       -------------------------------

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2005

                            Executive Management Team


Kenneth F. Bernstein       Chief         Mr. Bernstein is responsible for strategic planning as well as overseeing all
                          Executive      day to day activities of the Company including operations, acquisitions and
                         Officer and     capital markets. Mr. Bernstein served as the Chief Operating Officer of RD
                          President      Capital, Inc. from 1990 until the merger of RD Capital with Mark Centers Trust in August of 1998, forming Acadia Realty Trust. In such capacity, he was responsible for overseeing the day-to-day operations of RD Capital and its management companies, Acadia Management Company LLC and Sound View Management
                                         LLC. Prior to joining RD Capital, Mr. Bernstein was an associate with the New
                                         York law firm of Battle Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his Bachelor of Arts Degree from the University of Vermont and his Juris
                                         Doctorate from Boston University School of Law.


Joel Braun              Senior Vice      Mr. Braun is responsible for the sourcing and financial analysis of acquisition
                         President,      properties for Acadia. Previously, Mr. Braun was Director of Acquisitions and
                          Chief          Finance for Rosenshein Associates, a regional shopping center developer based in
                        Investment       New Rochelle, New York. During this time, Mr. Braun was instrumental in the
                          Officer        initiation and formation of Kranzco Realty Trust, a publicly traded REIT. Mr.
                                         Braun holds a Bachelor's in Business Administration from Boston University and a
                                         Master's Degree in Planning from John Hopkins University.


Joseph Hogan            Senior Vice      Most recently, Mr. Hogan served as Vice President with Kimco Realty Corporation
                         President,      (NYSE:KIM), where he was responsible for business development and management of
                        Director of      all retail and commercial construction projects for Kimco, in addition to
                        Construction     outside customers and development companies. Prior to joining Kimco, he was with
                                         Konover Construction Company, a subsidiary of Konover & Associates located in
                                         West Hartford, Connecticut, where he was responsible for construction projects throughout the eastern half of the United States.


Robert Masters, Esq.    Senior Vice      Prior to joining Acadia in December 1994, Mr. Masters was General Counsel for
                          President,     API Asset Management for over five years, Senior Vice President Deputy General
                          General        Counsel for European American Bank from 1985 to 1990, and Vice President and
                           Counsel,      Counsel for National Westminster Bank from 1977 to 1985. Mr. Masters received
                         Corporate       his Bachelor of Arts from the City University of New York and his J.D. from New
                          Secretary      York University Law School. Mr. Masters is also a member of the New York State
                                         Bar.


Joseph M. Napolitano,   Senior Vice      Mr. Napolitano is responsible for overseeing the company's internal operations.
CPM                     President,       Previously, he held the position of Senior Vice President, Director of Property
                        Director of      Management. Prior to joining Acadia in 1995, Mr. Napolitano was employed by
                         Operations      Rosen Associates Management Corp. as a Senior Property Manager overseeing a national portfolio of community shopping centers, and Roebling Management Co. as a Property Manager responsible for neighborhood and community shopping centers nationally. Mr. Napolitano holds a Bachelor's in Business Administration from
                                         Adelphi University, Garden City, NY; and is a Certified Property Manager by the
                                         Institute of Property Management (IREM). Mr. Napolitano is also a member of the
                                         New York State Association of Realtors (NYSAR) International Council of Shopping
                                         Center (ICSC), Commercial Investment Real Estate Institute (CIREI), and the
                                         Building Owners and Managers Institute (BOMI).


Michael Nelsen          Senior Vice      Mr. Nelsen oversees all the financial activities and asset management functions.
                         President,      Mr. Nelsen was most recently President of G. Soros Realty, Inc. and Director of
                          Chief          Real Estate for Soros Private Funds Management LLC. His responsibilities
                         Financial       included asset/portfolio management of real estate operations, financial
                          Officer        reporting, financings, asset acquisitions and dispositions. Previously, he was a partner in the public accounting firm of David Berdon & Co. Mr. Nelsen has been a Certified Public Accountant since 1971.


Joseph Povinelli        Senior Vice      Mr. Povinelli joined Acadia in 1999 with 19 years of retail leasing experience.
                         President,      Since 1987 Mr. Povinelli had served as regional real estate representative for
                        Director of      Vornado Realty Trust, a New Jersey based Real estate investment trust, and was
                          Leasing        responsible for the day to day leasing activity of approximately 3 million square feet of the strip shopping center portfolio. Prior to this he served as leasing representative for Net Properties Management, Great Neck, New York,
                                         responsible for leasing of the strip shopping center and office building portfolio of the mid-atlantic and southeast regions of the company. Mr.
                                         Povinelli received a Bachelor of Science degree in Finance and Economics from
                                         C.W. Post College of Long Island University.


Robert Scholem          Senior Vice      Mr. Scholem has been the Director of Property Management since 2003 and a Senior
                         President,      Vice President since August, 2005. Prior to joining the Company in 1998, Mr.
                        Director of      Scholem was employed at Rosen Associates Management Corp. as a Senior Property
                          Property       Manager overseeing a national portfolio of community shopping centers, and
                         Management      Staller Associates, Inc. as an Operations Manager responsible for community shopping centers, office, and industrial buildings on Long Island, New York. Mr.
                                         Scholem holds a Bachelor's in Business Administration from Guilford College,
                                         Greensboro, NC; and is a Certified Property Manager (CPM(R)) by the Institute of
                                         Real Estate Management. Mr. Scholem is also a licensed Salesperson by the State of New York as well as a member of LI Board of Realtors & CIREI, and is a
                                         Certified Shopping Center Manager (CSM) by the International Council of Shopping
                                         Centers.


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2005

                           Total Market Capitalization
                           ---------------------------
                (including pro-rata share of joint venture debt)



                                                           Percent of
                                   Percent                Total Market
                                       of
    (amounts in thousands)          Total                Capitalization
                                     Equity
                                   ---------             --------------

Equity Capitalization
------------------------------
Total Common Shares
 Outstanding                           97.2%      31,543
Common Operating Partnership
 ("OP") Units                           2.0%         653
                                               ----------
Combined Common Shares and OP
 Units                                            32,196

Market Price at December 30,
 2005                                             $20.05
                                               ----------

Equity Capitalization - Common Shares and OP
 Units                                          $645,530

Preferred OP Units - at cost
 (1)                                    0.8%       4,884
                                   ---------   ----------

 Total Equity Capitalization          100.0%     650,414          67.8%
                                   =========   ========================

Debt Capitalization
------------------------------
Consolidated debt                                238,448
Adjustment to reflect pro-rata share of
 unconsolidated JV debt                           70,114
                                               ----------

  Total Debt Capitalization                      308,562          32.2%
                                               ------------------------

 Total Market Capitalization                    $958,976         100.0%
                                               ========================




      Weighted Average Outstanding Common Shares and O.P. Units
---------------------------------------------------------------------

                                      Common
                                      Shares     O.P.       Total
                                                 Units
                                    ---------------------------------

=====================================================================
Basic
Quarter ended December 31, 2005     32,017,316  653,360   32,670,676
Year-to-date December 31, 2005      31,948,610  615,160   32,563,770
Fully Diluted
Quarter ended December 31, 2005     32,293,926  653,360   32,947,286
Year-to-date December 31, 2005 (3)  32,214,231  615,160   32,829,391
=====================================================================

Basic
Quarter ended December 31, 2004     30,665,688  392,255   31,057,943
Year-to-date December 31, 2004      29,340,992  598,259   29,939,251
Fully Diluted
Quarter ended December 31, 2004 (3) 31,645,852  392,255   32,038,107
Year-to-date December 31, 2004 (3)  29,912,405  598,259   30,510,664


(1) In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units, of which 1,328 have been converted to Common OP Units to date. The remaining Preferred OP Units are reflected above at their stated cost of $1,000 per unit. Also includes $4,000 of Preferred OP Units issued to Klaff L.P. related to the acquisition of management contracts in 2004.

(2 )Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.

(3) For purposes of earnings per share calculations, the assumed conversion of Preferred OP Units is anti-dilutive and not included in fully diluted EPS for the above periods EXCEPT for the quarter ended December 31, 2004. However, for the purposes of calculating FFO on a fully diluted basis for the quarter and year ended December 31, 2005 and the year ended December 31, 2004, these stock equivalents are dilutive and amount to 429,879, 476,279 and 499,662, respectively.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2005

                             Shareholder Information
                             -----------------------
                             (amounts in thousands)


    10 Largest Institutional/Non-Retail Shareholders (1)         Percent of Out-
                                                       Common    standing Common
Shareholder                                        Shares Held      Shares
-----------                                        -----------      ------

Wellington Management                                   4,021    12.7%
Yale University                                         2,570     8.1%
Third Avenue Management                                 2,458     7.8%
Heitman Real Estate Securities                          2,036     6.5%
Cliffwood Partners                                      1,663     5.3%
Morgan Stanley                                          1,661     5.3%
Vanguard Group                                          1,378     4.4%
Barclay's Global Investors                              1,342     4.3%
Redding K G & Associated LLC                            1,203     3.8%
Clarion CRA Securities                                   869      2.8%
                                                         ----     ----

Total of 10 Largest Institutional Shareholders        19,201     60.9%
                                                      =======    =====

Total of all Institutional Shareholders               29,787     94.4%
                                                      =======    =====


                    Operating Partnership
                      Unit Information

                                                      Percent
                                                   of Total O.P. Units

Managment O.P. Unit Holders                     338    51.8%
Other O.P. Unit Holders                         315    48.2%
                                               ----   -----

Total O.P. Units                               653    100.0%
                                               ====   ======




                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2005


                   Statements of Operations - Consolidated (1)
                   -------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)
                                                     --------------------------------- ---------------------------------

                                                      Year-to-Date                           Current Quarter

                                                               Year                               3 months
                                                            ended December 31,                ended December 31,
                                                                 2005                              2005
                                                     --------------------------------- ---------------------------------
                                                                   Discontinued                      Discontinued
                                                     Wholly   JV's  operations Total   Wholly   JV's  Operations Total
                                                       Owned                             Owned
                                                     --------------------------------- ---------------------------------

PROPERTY REVENUES
Minimum rents                                        $52,409 $9,159      $365 $61,933  $13,435 $1,894        $- $15,329
Percentage rents                                         747    249        (5)    991      307     44        (5)    346
Expense reimbursements                                13,919  2,110       209  16,238    3,828    544       (14)  4,358
Other property income                                    657     36      (131)    562       65      7      (137)    (65)
                                                     --------------------------------- ---------------------------------
                                                      67,732 11,554       438  79,724   17,635  2,489      (156) 19,968
                                                     --------------------------------- ---------------------------------

PROPERTY EXPENSES
Property operating                                    14,183  1,448       348  15,979    3,972    208       106   4,286
Real estate taxes                                      9,253  1,312       138  10,703    2,449    247         -   2,696
                                                     --------------------------------- ---------------------------------
                                                      23,436  2,760       486  26,682    6,421    455       106   6,982
                                                     --------------------------------- ---------------------------------

NET OPERATING INCOME - PROPERTIES                     44,296  8,794       (48) 53,042   11,214  2,034      (262) 12,986


OTHER INCOME (EXPENSE)
General and administrative                            (8,006)     -         -  (8,006)  (3,208)     -         -  (3,208)
Property related home office expenses                 (7,386)   (95)        -  (7,481)  (1,920)   (39)        -  (1,959)
Equity in earnings of Fund I unconsolidated
 properties                                                -    279         -     279        -     76         -      76
Lease termination income                                   -      -         -       -        -      -         -       -
Interest income                                        3,577    102         -   3,679    1,119     37         -   1,156
Asset and property management income (2)              10,513      -         -  10,513    2,780      -         -   2,780
Promote Fee (3)                                          979      -         -     979      979      -         -     979
Property management expense                             (221)     -         -    (221)     (55)     -         -     (55)
Straight-line rent income                                546    158         -     704      194    339         -     533
Straight-line rents written off                          (17)     -         -     (17)       -      -         -       -
FAS 141 Rent                                            (217)    20         -    (197)    (122)   (19)        -    (141)
Abandoned project costs                                    -    (86)        -     (86)       -      -         -       -
Hurricane related income (expenses) (4)                  479      -         -     479        -      -         -       -
Provision for Income Taxes                               170      -         -     170      261      -         -     261
Other income (expense)                                  (175)   734         -     559      (96)   527         -     431
                                                     --------------------------------- ---------------------------------

EBIDTA                                                44,538  9,906       (48) 54,396   11,146  2,955      (262) 13,839

Depreciation and amortization                        (16,693)(3,000)      (90)(19,783)  (4,392)  (802)        -  (5,194)
FAS 141 Amortization                                     (70)  (144)        -    (214)     (22)   (28)        -     (50)
Interest expense                                     (11,423)(3,592)        - (15,015)  (3,310)(1,001)        -  (4,311)
FAS 141 Interest                                           -    116         -     116        -     29         -      29
Impairment of real estate                                  -      -      (820)   (820)       -      -         -       -
Gain on sale of properties                                 -      -         -       -        -      -         -       -
Gain on sale of properties - Mervyn's( 1)                  -  4,991         -   4,991        -  1,293         -   1,293
Income taxes on gain on property sale - Mervyn's      (2,318)     -         -  (2,318)    (783)     -         -    (783)
                                                     --------------------------------- ---------------------------------

Income before minority interest                       14,034  8,277      (958) 21,353    2,639  2,446      (262)  4,823

Minority interest - OP                                  (267)  (163)       17    (413)     (53)   (48)        4     (97)
Minority interest                                       (265)   (49)        -    (314)    (102)   (13)        -    (115)
                                                     --------------------------------- ---------------------------------

NET INCOME                                           $13,502 $8,065     $(941)$20,626   $2,484 $2,385     $(258) $4,611
                                                     ================================= =================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II as detailed elsewhere in this Supplement, as well in the Mervyn's investment .The Company also has a 49% JV interest in the Crossroads Shopping Center ("Crossroads").


(2) Detail as follows:                                                            YTD      4th     3rd     2nd     1st
                                                                                         Quarter Quarter Quarter Quarter
                                                                               -------- --------------------------------

 Asset management fee Fund I                                                    $1,052     $263    $263    $263    $263
 Asset management fee Fund II                                                    3,326      900     926     750     750
 Property management, leasing and legal fees - Fund I                            1,909      490     549     564     306
 Property management/Construction/legal fees - Fund II                             755      183     273     299       -
 Klaff related fees                                                              3,387      944     887     981     575
 Other fees                                                                         84        -       -       -      84
                                                                               -------- --------------------------------
                                                                               $10,513   $2,780  $2,898  $2,857  $1,978
                                                                               ======== ================================

(3) Represents amounts distributed to the Company in excess of its pro-rata share as a result of the performance of the Mervyn's investment.

(4) First quarter 2005 activity represents reversal of 2004 accrual for flood related damage at the Mark Plaza following settlement with the insurance carrier during 2005.


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2005


                           Statements of Operations -
                                Consolidated (1)
                     -------------------------------------
                          Current Quarter and Year-to-
                                      Date
                         -----------------------------
                                 (in thousands)


                                                                  Previous Quarters

                                  3 months                          3 months                           3 months
                               ended September 30,                ended June 30,                       ended March 31,

                                     2005                              2005                               2005
                            --------------------------------- ---------------------------------  ---------------------------------
                                              Discontinued                      Discontinued                       Discontinued
                            Wholly   JV's  Operations Total   Wholly   JV's  Operations Total    Wholly   JV's  Operations Total
                              Owned                             Owned                              Owned
                            --------------------------------- ---------------------------------  ---------------------------------

PROPERTY REVENUES
Minimum rents               $13,352 $2,395        $7 $15,754  $13,032 $2,526      $147 $15,705   $12,590 $2,344      $211 $15,145
Percentage rents                144    185         -     329      112     10         -     122       184     10         -     194
Expense reimbursements        3,097    509         -   3,606    3,096    523        87   3,706     3,898    534       136   4,568
Other property income           236     13         5     254      134     11         1     146       222      5         -     227
                            --------------------------------- ---------------------------------  ---------------------------------
                             16,829  3,102        12  19,943   16,374  3,070       235  19,679    16,894  2,893       347  20,134
                            --------------------------------- ---------------------------------  ---------------------------------

PROPERTY EXPENSES
Property operating            3,151    318        28   3,497    2,966    464        64   3,494     4,094    458       150   4,702
Real estate taxes             2,363    399         4   2,766    2,093    343        68   2,504     2,348    323        66   2,737
                            --------------------------------- ---------------------------------  ---------------------------------
                              5,514    717        32   6,263    5,059    807       132   5,998     6,442    781       216   7,439
                            --------------------------------- ---------------------------------  ---------------------------------

NET OPERATING INCOME -
 PROPERTIES                  11,315  2,385       (20) 13,680   11,315  2,263       103  13,681    10,452  2,112       131  12,695


OTHER INCOME (EXPENSE)
General and administrative  (1,586)     -         -  (1,586)  (1,507)     -         -  (1,507)   (1,705)     -         -  (1,705)
Property related home office
 expenses                   (1,903)   (21)        -  (1,924)  (2,190)   (27)        -  (2,217)   (1,373)    (8)        -  (1,381)
Equity in earnings of Fund I
 unconsolidated properties       -    186         -     186        -     (2)        -      (2)        -     19         -      19
Lease termination income         -      -         -       -        -      -         -       -         -      -         -       -
Interest income              1,040     57         -   1,097      941      7         -     948       477      1         -     478
Asset and property management
 income (2)                  2,898      -         -   2,898    2,857      -         -   2,857     1,978      -         -   1,978
Promote Fee (3)                  -      -         -       -        -      -         -       -                -         -       -
Property management expense    (55)     -         -     (55)     (55)     -         -     (55)      (56)     -         -     (56)
Straight-line rent income       53    175         -     228      157   (250)        -     (93)      142   (106)        -      36
Straight-line rents written
 off                             -      -         -       -        -      -         -       -       (17)     -         -     (17)
FAS 141 Rent                   (95)    (3)        -     (98)       -     25         -      25         -     17         -      17
Abandoned project costs          -      -         -       -        -    (86)        -     (86)        -      -         -       -
Hurricane related income
 (expenses) (4)                  -      -         -       -        -      -         -       -       479      -         -     479
Provision for Income Taxes     (91)     -         -     (91)       -      -         -       -         -      -         -       -
Other income (expense)         (61)   207         -     146      (60)     -         -     (60)       42      -         -      42
                          --------------------------------- ---------------------------------  ---------------------------------

EBIDTA                       11,515  2,986       (20) 14,481   11,458  1,930       103  13,491    10,419  2,035       131  12,585

Depreciation and
 amortization                (4,389)  (795)        -  (5,184)  (3,933)  (710)      (45) (4,688)   (3,979)  (693)      (45) (4,717)
FAS 141 Amortization            (48)   (41)        -     (89)       -    (27)        -     (27)        -    (48)        -     (48)
Interest expense             (3,084)  (947)        -  (4,031)  (2,670)  (823)        -  (3,493)   (2,359)  (821)        -  (3,180)
FAS 141 Interest                  -     29         -      29        -     29         -      29         -     29         -      29
Impairment of real estate         -      -       (50)    (50)       -      -      (770)   (770)        -      -         -       -
Gain on sale of properties        -      -         -       -        -      -         -       -         -      -         -       -
Gain on sale of properties -
 Mervyn's( 1)                     -  3,698         -   3,698        -      -         -       -         -      -         -       -
Income taxes on gain on
 property sale - Mervyn's    (1,535)     -         -  (1,535)       -      -         -       -         -      -         -       -
                            --------------------------------- ---------------------------------  ---------------------------------

Income before minority
 interest                     2,459  4,930       (70)  7,319    4,855    399      (712)  4,542     4,081    502        86   4,669

Minority interest - OP          (52)   (98)        1    (149)     (97)    (8)       13     (92)      (65)    (9)       (1)    (75)
Minority interest                74    (19)        -      55      (93)   (12)        -    (105)     (144)    (5)        -    (149)
                            --------------------------------- ---------------------------------  ---------------------------------

NET INCOME                   $2,481 $4,813      $(69) $7,225   $4,665   $379     $(699) $4,345    $3,872   $488       $85  $4,445
                            ================================= =================================  =================================





                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               December 31, 2005


                        Statements of Operations - Joint
                              Venture Activity (1)
                    ---------------------------------------
                           Current Quarter and Year-
                                     to-Date
                           -------------------------
                                 (in thousands)

                                Year-to-Date                                            Current Quarter

                                Year                                                   3 months
                              ended December 31,                                   ended December 31,
                                   2005                                                 2005
                 ----------------------------------------------------- -------------------------------------------------
                  AKR    Pro-    AKR    Pro-             Pro-   Pro-     AKR   Pro-    AKR   Pro-             Pro-  Pro-
                         rata           rata             rata   rata           rata          rata             rata  rata
                 Fund I  share Fund II  share Crossroads share  Total  Fund I  share Fund II share Crossroads share Total
                 ----------------------------------------------------- -------------------------------------------------

PROPERTY REVENUES
Minimum rents    $24,855 $5,524 $3,417   $684    $6,028 $2,951 $9,159  $5,179 $1,151    $23   $5    $1,510  $738 $1,894
Percentage rents     596    133    527    105        22     11    249     180     40      -    -         8     4     44
Expense
 reimbursements    2,922    650    973    214     2,541  1,246  2,110     647    144    327   84       644   316    544
Other property
 income               57     13      4      2        43     21     36      10      2      3    1         8     4      7
                 ----------------------------------------------------- -------------------------------------------------
                  28,430  6,320  4,921  1,005     8,634  4,229 11,554   6,016  1,337    353   90     2,170 1,062  2,489
                 ----------------------------------------------------- -------------------------------------------------

PROPERTY EXPENSES
Property
 operating         3,687    820    764    152       970    476  1,448   1,263    281   (989)(198)      255   125    208
Real estate taxes  1,370    304  1,101    220     1,611    788  1,312     316     70   (124) (25)      413   202    247
                 ----------------------------------------------------- -------------------------------------------------
                   5,057  1,124  1,865    372     2,581  1,264  2,760   1,579    351 (1,113)(223)      668   327    455
                 ----------------------------------------------------- -------------------------------------------------

NET OPERATING
 INCOME -
 PROPERTIES       23,373  5,196  3,056    633     6,053  2,965  8,794   4,437    986  1,466  313     1,502   735  2,034


OTHER INCOME
 (EXPENSE)
General and
 administrative        -      -      -      -         -      -      -       -      -      -    -         -     -      -
Property related
 home office
 expenses           (303)   (71)  (118)   (24)        -      -    (95)    (97)   (25)   (72) (14)        -     -    (39)
Equity in
 earnings of Fund
 I unconsolidated
 properties (2)      759    238    206     41         -      -    279     274    130   (269) (54)        -     -     76
Lease termination
 income                -      -      -      -         -      -      -       -      -      -    -         -     -      -
Interest income      369     82    105     20         -      -    102      92     20     85   17         -     -     37
Asset and
 property
 management
 income                -      -      -      -         -      -      -       -      -      -    -         -     -      -
Promote Fee       (1,515)     -      -      -         -      -      -  (1,515)     -      -    -         -     -      -
Asset and
 property
 management
 expense( 3)      (2,284)     - (4,286)     -         -      -      -    (597)     - (1,088)   -         -     -      -
Straight-line
 rent income         466    103     19      4       101     51    158   1,449    322      3    1        32    16    339
Straight-line
 rents written
 off                  (1)     -      -      -         -      -      -      (1)     -      -    -         -     -      -
FAS 141 Rent         411     91   (358)   (71)        -      -     20     122     27   (232) (46)        -     -    (19)
Abandoned project
 costs                 -      -   (430)   (86)        -      -    (86)      -      -      -    -         -     -      -
Hurricane related
 expenses              -      -      -      -         -      -      -       -      -      -    -         -     -      -
Provision for
 income taxes          -      -      -      -         -      -      -       -      -      -    -         -     -      -
Other income (5)   1,884    544    952    190         -      -    734     952    337    952  190         -     -    527
                 ----------------------------------------------------- -------------------------------------------------

EBIDTA            23,159  6,183   (854)   707     6,154  3,016  9,906   5,116  1,797    845  407     1,534   751  2,955

Depreciation and
 amortization (4) (9,020)(2,005)(1,417)  (283)     (653)  (712)(3,000) (2,309)  (513)  (601)(120)     (144) (169)  (802)
FAS 141
 Amortization       (147)   (33)  (555)  (111)        -      -   (144)    (31)    (7)  (106) (21)        -     -    (28)
Interest expense
 (4)              (7,098)(1,476)(2,125)  (408)   (3,633)(1,708)(3,592) (1,778)  (376)  (997)(199)     (869) (426)(1,001)
FAS 141 Interest     528    116      -      -         -      -    116     132     29      -    -         -     -     29
Impairment of
 real estate           -      -      -      -         -      -      -       -      -      -    -         -     -      -
Gain on sale of
 properties            -      -      -      -         -      -      -       -      -      -    -         -     -      -
Gain on sale of
 properties -
 Mervyn's( 2)      9,008  3,189  9,008  1,802         -      -  4,991     250  1,243    250   50         -     -  1,293
Income taxes on
 gain on property
 sale - Mervyn's
 (2)                   -      -      -      -         -      -      -       -      -      -    -         -     -      -
                 ----------------------------------------------------- -------------------------------------------------

Income before
 minority
 interest         16,430  5,974  4,057  1,707     1,868    596  8,277   1,380  2,173   (609) 117       521   156  2,446

Minority interest
 - OP                  -   (117)     -    (34)        -    (12)  (163)      -    (43)     -   (2)        -    (3)   (48)
Minority interest   (284)   (63)    64     14         -      -    (49)    (69)   (15)     9    2         -     -    (13)
                 ----------------------------------------------------- -------------------------------------------------

NET INCOME       $16,146 $5,794 $4,121 $1,687    $1,868   $584 $8,065  $1,311 $2,115  $(600)$117      $521  $153 $2,385
                 ===================================================== =================================================


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II as detailed elsewhere in this Supplement, as well in the Mervyn's investment .The Company also has a 49% JV interest in the Crossroads Shopping Center ("Crossroads").

(2) Although the investment in Mervyn's is not through Funds I and II, the activity from this investment has been included in this line item for presentation purposes only. Fund I currently invests in 5 properties in which it has 50% interest in and for which it uses the equity method of accounting.

(3) Funds I, II and the Mervyn's investment pay asset management, promote and other fees to the Company. As it is the recepient of such fees, the Company does not recognize a pro-rata share of these expenses

(4) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

(5) Reperesents additional fee income earned from the Company's Mervyn's investment.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                  December 31,
                                      2005


                    Statements of Operations - Joint Venture
                                  Activity (1)
                 ----------------------------------------------
                        Current Quarter and Year-to-Date
                 ----------------------------------------------
                                 (in thousands)
                         -------------------------------



                                                 3 months                                         3 months
                                             ended September 30,                                ended June 30,
                                                 2005                                               2005
               ---------------------------------------------------------------------------------------------------------
                                                AKR    P ro-    AKR  Pro-rata         Pro-   Pro-    AKR   Pro-    AKR
                                                        rata                          rata   rata          rata
                                               Fund I  share Fund II share Crossroads share  Total Fund I  share Fund II
                                              --------------------------------------------------------------------------

PROPERTY
 REVENUES
Minimum rents                                  $5,714 $1,270 $1,957   $391    $1,501  $734 $2,395 $7,401 $1,645    $703
Percentage
 rents                                            328     73    527    105        14     7    185     44     10       -
Expense
 reimbursements                                   606    135    343     69       622   305    509    784    174     148
Other property
 income                                             8      2     (1)     -        22    11     13     36      8      (2)
                                              --------------------------------------------------------------------------
                                                6,656  1,480  2,826    565     2,159 1,057  3,102  8,265  1,837     849
                                              --------------------------------------------------------------------------

PROPERTY
 EXPENSES
Property
 operating                                        510    113    582    116       181    89    318    875    195     606
Real estate
 taxes                                            354     79    592    118       413   202    399    365     81     310
                                              --------------------------------------------------------------------------
                                                  864    192  1,174    234       594   291    717  1,240    276     916
                                              --------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES               5,792  1,288  1,652    331     1,565   766  2,385  7,025  1,561     (67)


OTHER INCOME
 (EXPENSE)
General and
 administrative                                     -      -      -      -         -     -      -      -      -       -
Property related home office expenses             (71)   (16)   (23)    (5)        -     -    (21)  (104)   (23)    (18)
Equity in earnings of Fund I unconsolidated
 properties (2)                                   408     91    475     95         -     -    186     (7)    (2)      -
Lease
 termination
 income                                             -      -      -      -         -     -      -      -      -       -
Interest income                                   248     55     12      2         -     -     57     25      6       6
Asset and property management income                -      -      -      -         -     -      -      -      -       -
Promote Fee                                         -      -      -      -         -     -      -      -      -       -
Asset and property management expense( 3)        (585)     - (1,262)     -         -     -      -   (562)     -    (998)
Straight-line
 rent income                                      801    178      5      1        (9)   (4)   175 (1,209)  (269)      5
Straight-line
 rents written
 off                                                -      -      -      -         -     -      -      -      -       -
FAS 141 Rent                                      117     26   (147)   (29)        -     -     (3)   107     24       7
Abandoned
 project costs                                      -      -      -      -         -     -      -      -      -    (430)
Hurricane
 related
 expenses                                           -      -      -      -         -     -      -      -      -       -
Provision for
 income taxes                                       -      -      -      -         -     -      -      -      -       -
Other income
 (5)                                              932    207      -      -         -     -    207      -      -       -
                                              --------------------------------------------------------------------------

EBIDTA                                          7,642  1,829    712    395     1,556   762  2,986  5,275  1,297  (1,495)

Depreciation
 and
 amortization
 (4)                                           (2,260)  (502)  (476)   (95)     (205) (198)  (795)(2,257)  (502)   (177)
FAS 141
 Amortization                                     (32)    (7)  (169)   (34)        -     -    (41)   (34)    (8)    (93)
Interest
 expense (4)                                   (1,767)  (378)  (687)  (134)     (888) (435)  (947)(1,805)  (349)   (253)
FAS 141
 Interest                                         132     29      -      -         -     -     29    132     29       -
Impairment of
 real estate                                        -      -      -      -         -     -      -      -      -       -
Gain on sale of
 properties                                         -      -      -      -         -     -      -      -      -       -
Gain on sale of properties - Mervyn's( 2)       8,758  1,946  8,758  1,752         -     -  3,698      -      -       -
Income taxes on gain on property sale -
 Mervyn's (2)                                       -      -      -      -         -     -      -      -      -       -
                                              --------------------------------------------------------------------------

Income before
 minority
 interest                                      12,473  2,917  8,138  1,884       463   129  4,930  1,311    467  (2,018)

Minority
 interest - OP                                      -    (58)     -    (37)        -    (3)   (98)     -     (9)      -
Minority
 interest                                         (73)   (16)   (17)    (3)        -     -    (19)   (75)   (17)     24
                                              --------------------------------------------------------------------------

NET INCOME                                    $12,400 $2,843 $8,121 $1,844      $463  $126 $4,813 $1,236   $441 $(1,994)
                                              ==========================================================================





                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                  December 31,
                                      2005


                    Statements of Operations - Joint Venture
                                  Activity (1)
                   -----------------------------------------
                        Current Quarter and Year-to-Date
                   -----------------------------------------
                                 (in thousands)
                           --------------------------

                                           Previous Quarters

                                             3 months                  3 months
                                           ended June 30,             ended March 31,
                                               2005                       2005
               ---------------------------------------------------------------------------------------------------------
                                             Pro-rata     Pro-  Pro-    AKR   Pro-    AKR      Pro-rata     Pro-  Pro-
                                                          rata   rata          rata                         rata   rata
                                         share Crossroadsshare  Total Fund I  share Fund II shareCrossroadsshare  Total
                                         -------------------------------------------------------------------------------

PROPERTY
 REVENUES
Minimum rents                             $141    $1,510  $740 $2,526 $6,561 $1,458    $734 $147    $1,507  $739 $2,344
Percentage
 rents                                       -         -     -     10     44     10       -    -         -     -     10
Expense
 reimbursements                             30       651   319    523    885    197     155   31       624   306    534
Other property
 income                                      -         7     3     11      3      1       4    1         6     3      5
                                         -------------------------------------------------------------------------------
                                           171     2,168 1,062  3,070  7,493  1,666     893  179     2,137 1,048  2,893
                                         -------------------------------------------------------------------------------

PROPERTY
 EXPENSES
Property
 operating                                 121       302   148    464  1,039    231     565  113       232   114    458
Real estate
 taxes                                      62       409   200    343    335     74     323   65       376   184    323
                                         -------------------------------------------------------------------------------
                                           183       711   348    807  1,374    305     888  178       608   298    781
                                         -------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES          (12)    1,457   714  2,263  6,119  1,361       5    1     1,529   750  2,112


OTHER INCOME
 (EXPENSE)
General and
 administrative                              -         -     -      -      -      -       -    -         -     -      -
Property related home office expenses       (4)        -     -    (27)   (31)    (7)     (5)  (1)        -     -     (8)
Equity in earnings of Fund I
 unconsolidated properties (2)               -         -     -     (2)    84     19       -    -         -     -     19
Lease
 termination
 income                                      -         -     -      -      -      -       -    -         -     -      -
Interest income                              1         -     -      7      4      1       2    -         -     -      1
Asset and property management income         -         -     -      -      -      -       -    -         -     -      -
Promote Fee                                  -         -     -      -      -      -       -    -         -     -      -
Asset and property management expense( 3)    -         -     -      -   (540)     -    (938)   -         -     -      -
Straight-line
 rent income                                 1        36    18   (250)  (575)  (128)      6    1        42    21   (106)
Straight-line
 rents written
 off                                         -         -     -      -      -      -       -    -         -     -      -
FAS 141 Rent                                 1         -     -     25     65     14      14    3         -     -     17
Abandoned
 project costs                             (86)        -     -    (86)     -      -       -    -         -     -      -
Hurricane
 related
 expenses                                    -         -     -      -      -      -       -    -         -     -      -
Provision for
 income taxes                                -         -     -      -      -      -       -    -         -     -      -
Other income
 (5)                                         -         -     -      -      -      -       -    -         -     -      -
                                         -------------------------------------------------------------------------------

EBIDTA                                     (99)    1,493   732  1,930  5,126  1,260    (916)   4     1,571   771  2,035

Depreciation
 and
 amortization
 (4)                                       (35)     (154) (173)  (710)(2,194)  (488)   (163) (33)     (150) (172)  (693)
FAS 141
 Amortization                              (19)        -     -    (27)   (50)   (11)   (187) (37)        -     -    (48)
Interest
 expense (4)                               (48)     (836) (426)  (823)(1,748)  (373)   (188) (27)   (1,040) (421)  (821)
FAS 141
 Interest                                    -         -     -     29    132     29       -    -         -     -     29
Impairment of
 real estate                                 -         -     -      -      -      -       -    -         -     -      -
Gain on sale of
 properties                                  -         -     -      -      -      -       -    -         -     -      -
Gain on sale of properties - Mervyn's( 2)    -         -     -      -      -      -       -    -         -     -      -
Income taxes on gain on property sale -
 Mervyn's (2)                                -         -     -      -      -      -       -    -         -     -      -
                                         -------------------------------------------------------------------------------

Income before
 minority
 interest                                 (201)      503   133    399  1,266    417  (1,454) (93)      381   178    502

Minority
 interest - OP                               4         -    (3)    (8)     -     (7)      -    1         -    (3)    (9)
Minority
 interest                                    5         -     -    (12)   (67)   (15)     48   10         -     -     (5)
                                         -------------------------------------------------------------------------------

NET INCOME                               $(192)     $503  $130   $379 $1,199   $395 $(1,406)$(82)     $381  $175   $488
                                         ===============================================================================






            ANNUAL SUPPLEMENTAL DISCLOSURE
                   December 31, 2005


Statements of Operations - Activity by Source  (1)
---------------------------------------------------------------
                    (in thousands)

                                                       -------------------------------- --------------------------------

                                                           Year-to-Date                    Current Quarter

                                                            Period                             3 months
                                                         ended December                       ended December
                                                             31,                                  31,
                                                             2005                                 2005
                                                       -------------------------------- --------------------------------

                                                        Retail Multi- Corporate Total    Retail Multi- Corporate Total
                                                               Family                          Family
                                                       -------------------------------- --------------------------------

PROPERTY REVENUES
Minimum rents                                          $54,622 $7,311       $- $61,933  $13,408 $1,921       $- $15,329
Percentage rents                                           991      -        -     991      346      -        -     346
Expense reimbursements                                  16,238      -        -  16,238    4,358      -        -   4,358
Other property income                                      199    363        -     562     (147)    82        -     (65)
                                                       -------------------------------- --------------------------------
                                                        72,050  7,674        -  79,724   17,965  2,003        -  19,968
                                                       -------------------------------- --------------------------------

PROPERTY EXPENSES
Property operating                                      12,210  3,769        -  15,979    3,261  1,025        -   4,286
Real estate taxes                                       10,357    346        -  10,703    2,596    100        -   2,696
                                                       -------------------------------- --------------------------------
                                                        22,567  4,115        -  26,682    5,857  1,125        -   6,982
                                                       -------------------------------- --------------------------------

NET OPERATING INCOME - PROPERTIES                       49,483  3,559        -  53,042   12,108    878        -  12,986


OTHER INCOME (EXPENSE)
General and administrative                                   -      -   (8,006) (8,006)       -      -   (3,208) (3,208)
Property related home office expenses                        -      -   (7,481) (7,481)       -      -   (1,959) (1,959)
Equity in earnings of Fund I unconsolidated properties     279      -        -     279       76      -        -      76
Lease termination income                                     -      -        -       -        -      -        -       -
Interest income                                              -     14    3,665   3,679        -      3    1,153   1,156
Asset and property management income                         -      -   10,513  10,513        -      -    2,780   2,780
Promote Fee                                                979      -        -     979      979      -        -     979
Other property management fees                             (83)  (138)       -    (221)     (21)   (34)       -     (55)
Straight-line rent income                                  704      -        -     704      533      -        -     533
Straight-line rents written off                            (17)     -        -     (17)       -      -        -       -
FAS 141 Rent                                              (197)     -        -    (197)    (141)              -    (141)
Abandoned project costs                                    (86)     -        -     (86)       -      -        -       -
Hurricane related expenses                                 479      -        -     479        -      -        -       -
Provision for income taxes                                 170      -        -     170      261      -        -     261
Other income                                               559      -        -     559      431      -        -     431
                                                       -------------------------------- --------------------------------

EBIDTA                                                  52,270  3,435   (1,309) 54,396   14,226    847   (1,234) 13,839

Depreciation and amortization                          (17,867)(1,465)    (451)(19,783)  (4,704)  (372)    (118) (5,194)
FAS 141 Amortization                                      (214)     -        -    (214)     (50)     -        -     (50)
Interest expense                                       (13,660)(1,355)       - (15,015)  (3,948)  (363)       -  (4,311)
FAS 141 Interest                                           116      -        -     116       29                      29
Impairment of real estate                                 (820)     -        -    (820)       -      -        -       -
Gain on sale of properties                                   -      -        -       -        -      -        -       -
Gain on sale of properties - Mervyn's( 1)                4,991      -        -   4,991    1,293      -        -   1,293
Income taxes on gain on property sale - Mervyn's        (2,318)     -        -  (2,318)    (783)     -        -    (783)
                                                       -------------------------------- --------------------------------

Income before minority interest                         22,498    615   (1,760) 21,353    6,063    112   (1,352)  4,823

Minority interest - OP                                    (434)   (12)      33    (413)    (122)    (2)      27     (97)
Minority interest                                         (314)     -        -    (314)    (115)     -        -    (115)
                                                       -------------------------------- --------------------------------

NET INCOME                                             $21,750   $603  $(1,727)$20,626   $5,826   $110  $(1,325) $4,611
                                                       ================================ ================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I &
     II as detailed elsewhere in this Supplement, as well in the Mervyn's investment .The Company also has a 49% JV interest in the Crossroads
     Shopping Center ("Crossroads").


    ANNUAL
 SUPPLEMENTAL
   DISCLOSURE
 December 31,
      2005


Statements of
 Operations -
 Activity by
 Source  (1)
----------------
(in thousands)

                                                                     Previous Quarters

                                3 months                         3 months                         3 months
                              ended September 30,            ended June 30,                   ended March 31,
                                  2005                             2005                             2005
                         -------------------------------- -------------------------------- --------------------------------

                          Retail Multi- Corporate Total    Retail Multi- Corporate Total    Retail Multi- Corporate Total
                                  Family                           Family                           Family
                         -------------------------------- -------------------------------- --------------------------------

PROPERTY
 REVENUES
Minimum rents            $13,938 $1,816       $- $15,754  $13,898 $1,807       $- $15,705  $13,378 $1,767       $- $15,145
Percentage
 rents                       329      -        -     329      122      -        -     122      194      -        -     194
Expense
 reimbursements            3,606      -        -   3,606    3,706      -        -   3,706    4,568      -        -   4,568
Other property
 income                      165     89        -     254       63     83        -     146      118    109        -     227
                         -------------------------------- -------------------------------- --------------------------------
                          18,038  1,905        -  19,943   17,789  1,890        -  19,679   18,258  1,876        -  20,134
                         -------------------------------- -------------------------------- --------------------------------

PROPERTY
 EXPENSES
Property
 operating                 2,422  1,075        -   3,497    2,683    811        -   3,494    3,844    858        -   4,702
Real estate
 taxes                     2,684     82        -   2,766    2,422     82        -   2,504    2,655     82        -   2,737
                         -------------------------------- -------------------------------- --------------------------------
                           5,106  1,157        -   6,263    5,105    893        -   5,998    6,499    940        -   7,439
                         -------------------------------- -------------------------------- --------------------------------

NET OPERATING
 INCOME -
 PROPERTIES               12,932    748        -  13,680   12,684    997        -  13,681   11,759    936        -  12,695


OTHER INCOME
 (EXPENSE)
General and
 administrative                -      -   (1,586) (1,586)       -      -   (1,507) (1,507)       -      -   (1,705) (1,705)
Property
 related home
 office
 expenses                      -      -   (1,924) (1,924)       -      -   (2,217) (2,217)       -      -   (1,381) (1,381)
Equity in
 earnings of Fund
 I unconsolidated
 properties                  186      -        -     186       (2)     -        -      (2)      19      -        -      19
Lease
 termination
 income                        -      -        -       -        -      -        -       -        -      -        -       -
Interest income                -      6    1,091   1,097        -      5      943     948        -      -      478     478
Asset and
 property
 management
 income                        -      -    2,898   2,898        -      -    2,857   2,857        -      -    1,978   1,978
Promote Fee                    -      -        -       -        -               -       -        -               -       -
Other property
 management
 fees                        (21)   (34)       -     (55)     (20)   (35)       -     (55)     (21)   (35)       -     (56)
Straight-line
 rent income                 228      -        -     228      (93)     -        -     (93)      36      -        -      36
Straight-line
 rents written
 off                           -      -        -       -        -      -        -       -      (17)     -        -     (17)
FAS 141 Rent                 (98)              -     (98)      25               -      25       17               -      17
Abandoned
 project costs                 -      -        -       -      (86)     -        -     (86)       -      -        -       -
Hurricane
 related
 expenses                      -      -        -       -        -      -        -       -      479      -        -     479
Provision for
 income taxes                (91)     -        -     (91)       -      -        -       -        -      -        -       -
Other income                 146      -        -     146      (60)     -        -     (60)      42      -        -      42
                         -------------------------------- -------------------------------- --------------------------------

EBIDTA                    13,282    720      479  14,481   12,448    967       76  13,491   12,314    901     (630) 12,585

Depreciation
 and
 amortization             (4,698)  (370)    (116) (5,184)  (4,213)  (363)    (112) (4,688)  (4,252)  (360)    (105) (4,717)
FAS 141
 Amortization                (89)     -        -     (89)     (27)                    (27)     (48)                    (48)
Interest
 expense                  (3,657)  (374)       -  (4,031)  (3,177)  (316)       -  (3,493)  (2,878)  (302)       -  (3,180)
FAS 141
 Interest                     29                      29       29                      29       29                      29
Impairment of
 real estate                 (50)     -        -     (50)    (770)     -        -    (770)       -      -        -       -
Gain on sale of
 properties                    -      -        -       -        -      -        -       -        -      -        -       -
Gain on sale of
 properties -
 Mervyn's( 1)              3,698      -        -   3,698        -      -        -       -        -      -        -       -
Income taxes on
 gain on
 property sale -
 Mervyn's                 (1,535)     -        -  (1,535)       -      -        -       -        -      -        -       -
                         -------------------------------- -------------------------------- --------------------------------

Income before
 minority
 interest                  6,980    (24)     363   7,319    4,290    288      (36)  4,542    5,165    239     (735)  4,669

Minority
 interest - OP              (142)     -       (7)   (149)     (87)    (6)       1     (92)     (83)    (4)      12     (75)
Minority
 interest                     55      -        -      55     (105)     -        -    (105)    (149)     -        -    (149)
                         -------------------------------- -------------------------------- --------------------------------

NET INCOME                $6,893   $(24)    $356  $7,225   $4,098   $282     $(35) $4,345   $4,933   $235    $(723) $4,445
                         ================================ ================================ ================================


   ANNUAL SUPPLEMENTAL
         DISCLOSURE
December 31, 2005


Statements of Operations - Current
         v. Historical (1)
----------------------------------
  (in thousands)

                     Current Quarter                         Historical               Current Year-to-Date
                                                              Quarter

                           3 months                          3 months                        Period
                      ended December 31,                ended December 31,                ended December 31,
                            2005                              2004                              2005
                   --------------------------------- --------------------------------- ---------------------------------
                                     Discontinued                      Discontinued                      Discontinued
                   Wholly   JV's  Operations Total   Wholly   JV's  Operations Total   Wholly   JV's  Operations Total
                     Owned   (2)                       Owned                             Owned   (2)
                   --------------------------------- --------------------------------- ---------------------------------

PROPERTY REVENUES
Minimum rents      $13,435 $1,894        $- $15,329  $12,613 $1,866      $368 $14,847  $52,409 $9,159      $365 $61,933
Percentage rents       307     44        (5)    346      381     23        19     423      747    249        (5)    991
Expense
 reimbursements      3,828    544       (14)  4,358    3,296    487       115   3,898   13,919  2,110       209  16,238
Other property
 income                 65      7      (137)    (65)     113     23        40     176      657     36      (131)    562
                   --------------------------------- --------------------------------- ---------------------------------
                    17,635  2,489      (156) 19,968   16,403  2,399       542  19,344   67,732 11,554       438  79,724
                   --------------------------------- --------------------------------- ---------------------------------

PROPERTY EXPENSES
Property operating   3,972    208       106   4,286    3,158    614       146   3,918   14,183  1,448       348  15,979
Real estate taxes    2,449    247         -   2,696    2,313    319        51   2,683    9,253  1,312       138  10,703
                   --------------------------------- --------------------------------- ---------------------------------
                     6,421    455       106   6,982    5,471    933       197   6,601   23,436  2,760       486  26,682
                   --------------------------------- --------------------------------- ---------------------------------

NET OPERATING
 INCOME -
 PROPERTIES         11,214  2,034      (262) 12,986   10,932  1,466       345  12,743   44,296  8,794       (48) 53,042


OTHER INCOME
 (EXPENSE)
General and
 administrative     (3,208)     -         -  (3,208)  (1,244)   (74)        -  (1,318)  (8,006)     -         -  (8,006)
Property related
 home office
 expenses           (1,920)   (39)        -  (1,959)  (1,638)     -         -  (1,638)  (7,386)   (95)        -  (7,481)
Equity in earnings
 of Fund I
 unconsolidated
 properties              -     76         -      76        -    (23)        -     (23)       -    279         -     279
Lease termination
 income                  -      -         -       -        -      -         -       -        -      -         -       -
Interest income      1,119     37         -   1,156      553      3         3     559    3,577    102         -   3,679
Asset and property
 management income   2,780      -         -   2,780    1,663      -         -   1,663   10,513      -         -  10,513
Promote Fee            979      -         -     979        -      -         -       -      979      -         -     979
Property
 management
 expense               (55)     -         -     (55)     (63)     -         -     (63)    (221)     -         -    (221)
Straight-line rent
 income                194    339         -     533      250    328         1     579      546    158         -     704
Straight-line
 rents written off       -      -         -       -     (106)     -         -    (106)     (17)     -         -     (17)
FAS 141 Rent          (122)   (19)        -    (141)       -     43         -      43     (217)    20         -    (197)
Abandoned project
 costs                   -      -         -       -        -      -         -       -        -    (86)        -     (86)
Hurricane related
 expenses                -      -         -       -        -      -         -       -      479      -         -     479
Provision for
 income taxes          261      -         -     261        -      -         -       -      170      -         -     170
Other income
 (expense)             (96)   527         -     431      (92)     -         -     (92)    (175)   734         -     559
                   --------------------------------- --------------------------------- ---------------------------------

EBIDTA              11,146  2,955      (262) 13,839   10,255  1,743       349  12,347   44,538  9,906       (48) 54,396

Depreciation and
 amortization       (4,392)  (802)        -  (5,194)  (4,063)  (781)     (109) (4,953) (16,693)(3,000)      (90)(19,783)
FAS 141
 Amortization          (22)   (28)        -     (50)       -    (27)        -     (27)     (70)  (144)        -    (214)
Interest expense    (3,310)(1,001)        -  (4,311)  (2,929)  (698)     (103) (3,730) (11,423)(3,592)        - (15,015)
FAS 141 Interest         -     29         -      29        -     29         -      29        -    116         -     116
Impairment of real
 estate                  -      -         -       -        -      -         -       -        -      -      (820)   (820)
Gain on sale of
 properties              -      -         -       -        -      -     6,696   6,696        -      -         -       -
Gain on sale of
 properties
 (Mervyn's) (2)          -  1,293         -   1,293        -      -         -       -        -  4,991         -   4,991
Income taxes on
 gain on sale
 (Mervyn's) (2)       (783)     -         -    (783)       -      -         -       -   (2,318)     -         -  (2,318)
                   --------------------------------- --------------------------------- ---------------------------------

Income before
 minority interest   2,639  2,446      (262)  4,823    3,263    266     6,833  10,362   14,034  8,277      (958) 21,353

Minority interest
 - OP                  (53)   (48)        4     (97)     (41)    (4)      (86)   (131)    (267)  (163)       17    (413)
Minority interest     (102)   (13)        -    (115)    (153)    (2)        -    (155)    (265)   (49)        -    (314)
                   --------------------------------- --------------------------------- ---------------------------------

NET INCOME          $2,484 $2,385     $(258) $4,611   $3,069   $260    $6,747 $10,076  $13,502 $8,065     $(941)$20,626
                   ================================= ================================= =================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

(2) The Company currently invests in Funds I & II and Mervyn's as detailed elsewhere in this Supplement. The Company also has a 49% JV interest in the Crossroads Shopping Center.





                            ANNUAL SUPPLEMENTAL DISCLOSURE
                                  December 31, 2005


                 Statements of Operations - Current v. Historical (1)
--------------------------------------------------------------------------------------
                                    (in thousands)

                                                                                       ---------------------------------

                                                                                               Historical Year-
                                                                                                    to-Date

                                                                                        Period
                                                                                          ended December 31,
                                                                                          2004
                                                                                       ---------------------------------
                                                                                                         Discontinued
                                                                                       Wholly   JV's  Operations Total
                                                                                         Owned
                                                                                       ---------------------------------

PROPERTY REVENUES
Minimum rents                                                                          $49,764 $7,572    $1,862 $59,198
Percentage rents                                                                           947     78        22   1,047
Expense reimbursements                                                                  12,983  1,806       616  15,405
Other property income                                                                      593     55        45     693
                                                                                       ---------------------------------
                                                                                        64,287  9,511     2,545  76,343
                                                                                       ---------------------------------

PROPERTY EXPENSES
Property operating                                                                      13,317  1,635       775  15,727
Real estate taxes                                                                        8,761  1,058       503  10,322
                                                                                       ---------------------------------
                                                                                        22,078  2,693     1,278  26,049
                                                                                       ---------------------------------

NET OPERATING INCOME - PROPERTIES                                                       42,209  6,818     1,267  50,294


OTHER INCOME (EXPENSE)
General and administrative                                                              (5,705)  (100)        -  (5,805)
Property related home office expenses                                                   (4,762)     -         -  (4,762)
Equity in earnings of Fund I unconsolidated properties                                       -    (44)        -     (44)
Lease termination income                                                                     -      -         -       -
Interest income                                                                          1,485     23         3   1,511
Asset and property management income                                                     4,763      -         -   4,763
Promote Fee                                                                                  -      -         -       -
Property management expense                                                               (241)     -         -    (241)
Straight-line rent income                                                                  901    104         8   1,013
Straight-line rents written off                                                           (156)     -      (114)   (270)
FAS 141 Rent                                                                                 -    116         -     116
Abandoned project costs                                                                      -      -         -       -
Hurricane related expenses                                                                (730)     -         -    (730)
Provision for income taxes                                                                   1      -        (1)      -
Other income (expense)                                                                     118      -         -     118
                                                                                       ---------------------------------

EBIDTA                                                                                  37,883  6,917     1,163  45,963

Depreciation and amortization                                                          (15,470)(2,495)     (607)(18,572)
FAS 141 Amortization                                                                         -    (39)        -     (39)
Interest expense                                                                       (10,435)(2,699)   (1,060)(14,194)
FAS 141 Interest                                                                             -    115         -     115
Impairment of real estate                                                                    -      -         -       -
Gain on sale of properties                                                                 931      -     6,696   7,627
Gain on sale of properties (Mervyn's) (2)                                                    -      -         -       -
Income taxes on gain on sale (Mervyn's) (2)                                                  -      -         -       -
                                                                                       ---------------------------------

Income before minority interest                                                         12,909  1,799     6,192  20,900

Minority interest - OP                                                                    (213)   (39)     (123)   (375)
Minority interest                                                                         (938)    (2)        -    (940)
                                                                                       ---------------------------------

NET INCOME                                                                             $11,758 $1,758    $6,069 $19,585
                                                                                       =================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

(2) The Company currently invests in Funds I & II and Mervyn's as detailed elsewhere in this Supplement. The Company also has a 49% JV interest in the Crossroads Shopping Center.





          ANNUAL SUPPLEMENTAL DISCLOSURE
                December 31, 2005

Net Operating Income (NOI) - Same Property Performance
 (1)
--------------------------------------------------------
                  (in thousands)                                           Growth in                      Growth in Same
                                                                             Same
                                                                          Property NOI                    Property NOI -
                                                                                -
                                                                           Continuing                      Continuing
                                                                            Operations                      Operations
                                                  Notes:Current Historical  Favorable   Current Historical  Favorable
                                                         Quarter  Quarter  (unfavorable)  Year-  Year-to-  (unfavorable)
                                                                                         to-Date   Date
                                                  ----------------------------------------------------------------------


                                                        3 months 3 months                 Year   Year ended
                                                          ended    ended                  ended
 Reconciliation of total NOI to same property NOI:      December  December              December December
                                                           31,      31,                    31,      31,
                                                          2005      2004                  2005      2004
                                                        ------------------              ------------------

NOI - Wholly owned properties                           $10,952   $11,277               $44,248   $43,476
NOI - Joint Ventures (Unconsolidated partnerships)   (2)  2,034     1,466                 8,794     6,818
                                                        ------------------              ------------------
                    Total NOI                            12,986    12,743                53,042    50,294

NOI - Properties Acquired                                  (545)        -                (1,448)        -
NOI - Property sold                                         262      (345)                   48    (1,267)
NOI - Redevelopment Properties                              (63)        -                   (74)        -
                                                        ------------------              ------------------

                                                        $12,640   $12,398          2.0% $51,568   $49,027           5.2%
                                                        =============================== ================================


 Same property NOI by portfolio component and revenues/expenses:

                                                         Shopping Center                 Shopping Center
                                                             Portfolio                       Portfolio

                                          Revenues      $17,584   $16,838          4.4% $69,267   $66,284           4.5%
                                          Expenses        5,822     5,408         -7.7%  21,259    20,865          -1.9%
                                                        ------------------------------- --------------------------------
                                                         11,762    11,430          2.9%  48,008    45,419           5.7%
                                                        ------------------------------- --------------------------------

                                                           Residential                     Residential
                                                          Properties (2                   Properties (2
                                                            properties)                     properties)

                                          Revenues        2,003     1,904          5.2%   7,674     7,586           1.2%
                                          Expenses        1,125       936        -20.2%   4,114     3,978          -3.4%
                                                        ------------------------------- --------------------------------
                                                            878       968         -9.3%   3,560     3,608          -1.3%
                                                        ------------------------------- --------------------------------

                                                        $12,640   $12,398          2.0% $51,568   $49,027           5.2%
                                                        =============================== ================================


(1) The above amounts includes the pro-rata activity related to the Company's joint ventures.

(2) Kroger/Safeway activity grossed-up for 2004 to include 25% minority interest ($197) to be consistent with 2005 presentation.




         ANNUAL SUPPLEMENTAL DISCLOSURE
               December 31, 2005


        Funds from Operations ("FFO")(1)
------------------------------------------------
                 (in thousands)                                                  2005                     2004

                                                      Current  Current                Previous        Historic Historic
                                                      Year-to- Quarter                Quarters         Year-to-Quarter
                                                        Date                                             Date

                                                       Period   3 months 3 months ended 3 months   3    Period  3 months
                                                        ended    ended                  ended   months   ended   ended
                                                                                                ended
         Funds from operations ("FFO"):         Notes December December September     June 30,  March   December December
                                                        31,      31,     30, 2005       2005     31,     31,     31,
                                                        2005     2005                            2005    2004    2004
------------------------------------------------      -------- -------- ---------     -------- ------- ----------------

Net Income                                            $20,626   $4,611    $7,225       $4,345  $4,445  $19,585 $10,076
Add back:
Depreciation of real estate and amortization of leasing costs:
     Wholly owned and consolidated subsidiaries        14,092    3,579     3,497        3,396   3,620   14,411   3,739
     Unconsolidated subsidiaries                        3,330      968     1,132          600     630    2,329     622
Income attributable to Operating Partnership
 units                                             (2)    416       97       149           92      78      375     131
Gain on sale of properties                             (2,622)    (509)   (2,113)           -       -   (6,696) (6,696)
                                                      -------- -------- ---------     -------- ------- ----------------
                                     FFO - Basic       35,842    8,746     9,890        8,433   8,773   30,004   7,872
Distributions on Preferred OP Units                       333       79        74           93      87      336      88
                                                      -------- -------- ---------     -------- ------- ----------------
                                   FFO - Diluted      $36,175   $8,825    $9,964       $8,526  $8,860  $30,340  $7,960
                                                      ======== ======== =========     ======== ======= ================

    Adjusted Funds from operations ("AFFO"):
-------------------------------------------------
Diluted FFO                                           $36,175   $8,825    $9,964       $8,526  $8,860  $30,340  $7,960
Straight line rent, net                                  (687)    (533)     (228)          93     (19)    (743)   (473)
Non real-estate depreciation                              451      118       116          112     105      328     106
Amortization of finance costs                           1,017      319       197          313     188      716     181
Amortization of cost of management contracts            1,360      435       560          195     170      579     147
Tenant improvements                                    (2,068)    (795)     (647)        (296)   (330)  (2,474)   (238)
Leasing commissions                                      (718)    (141)     (217)        (206)   (154)  (1,109)   (252)
Capital expenditures                                   (1,595)    (301)     (510)        (265)   (519)  (2,631)   (402)
                                                      -------- -------- ---------     -------- ------- ----------------

                                            AFFO      $33,935   $7,927    $9,235       $8,472  $8,301  $25,006  $7,029
                                                      ======== ======== =========     ======== ======= ================

    Funds Available for Distribution ("FAD")
------------------------------------------------
AFFO                                                  $33,935   $7,927    $9,235       $8,472  $8,301  $25,006  $7,029
Scheduled prinicpal repayments                         (2,642)    (713)     (696)        (620)   (613)  (4,238)   (944)
                                                      -------- -------- ---------     -------- ------- ----------------

                                             FAD      $31,293   $7,214    $8,539       $7,852  $7,688  $20,768  $6,085
                                                      ======== ======== =========     ======== ======= ================

     Total weighted average shares and OP Units:
Basic                                                  32,564   32,671    32,658       32,541  32,382   29,939  31,058
                                                      ======== ======== =========     ======== ======= ================
Diluted                                                33,306   33,377    33,355       33,310  33,177   30,993  32,038
                                                      ======== ======== =========     ======== ======= ================

                 FFO per share:
FFO per share - Basic                              (3)  $1.10    $0.27     $0.30        $0.26   $0.27    $1.00   $0.25
                                                      ======== ======== =========     ======== ======= ================
FFO per share - Diluted                            (3)  $1.09    $0.26     $0.30        $0.26   $0.27    $0.98   $0.25
                                                      ======== ======== =========     ======== ======= ================

 AFFO per share - Basic                            (3)  $1.03    $0.24     $0.28        $0.26   $0.25    $0.82   $0.22
                                                      ======== ======== =========     ======== ======= ================
 AFFO per share - Diluted                          (3)  $1.02    $0.24     $0.28        $0.25   $0.25    $0.81   $0.22
                                                      ======== ======== =========     ======== ======= ================

 FAD per share - Basic                             (3)  $0.95    $0.22     $0.26        $0.24   $0.23    $0.68   $0.19
                                                      ======== ======== =========     ======== ======= ================
 FAD per share - Diluted                           (3)  $0.94    $0.22     $0.26        $0.24   $0.23    $0.67   $0.19
                                                      ======== ======== =========     ======== ======= ================


-----------------------------------------------------------------------------------------------------------------------

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2)  Reflects OP Unitholders interest in OP net income.

(3) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market
     Capitalization" for weighted-average basic and diluted shares.


                        ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2005

                             Capital Expenditures
                 ---------------------------------------------

                                                                   Year-to- Current  Previous Quarters          Previous
                                                                     Date
                                                                            Quarter                               Year

                                                                            3 months 3 months    3        3       Year
                                                                                                months   months
                                                                             ended     ended    ended    ended   ended
                                                              NotesDecember December September  June     March  December
                                                                     31,      31,     30, 2005   30,      31,     31,
                                                                     2005     2005               2005     2005    2004
                                                                   -------- -------- --------- -------  ----------------


                 Leasing Commissions:                                 $718     $141      $217    $206     $154   $1,109
                                                                   -------- -------- --------- -------  ------- --------

                 Tenant Improvements:                                2,068      795       647     296      330    2,474
                                                                   -------- -------- --------- -------  ------- --------

                 Capital Expenditures:
                 Retail                                                577       55       183      41      298    1,789
                 Residential                                         1,018      246       327     224      221      842
                                                                   -------- -------- --------- -------  ------- --------
                                                                     1,595      301       510     265      519    2,631
                                                                   -------- -------- --------- -------  ------- --------

                 Redevelopments                                      1,803       72       260     469    1,002    2,053
                                                                   -------- -------- --------- -------  ------- --------

                 Total                                              $6,184   $1,309    $1,634  $1,236   $2,005   $8,267
                                                                   ======== ======== ========= =======  ======= ========


                 Expenditures for real estate and
                   improvements as reported on the
                   Company's Statement of Cash Flows                $5,445                                       $7,103
                 Expenditures included in deferred leasing             718                                        1,109
                 Accrued construction costs as of period-end            21                                           55
                                                                   --------                                     --------
                   costs in Statement of Cash Flows                 $6,184                                       $8,267
                                                                   ========                                     ========


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2005




                           Consolidated Balance Sheets
                           ---------------------------
                                 (in thousands)
                                                                                                     December  December
                                                                                                         31,      31,
                                                                                                       2005      2004
                                                                                                     --------- ---------
ASSETS

Real estate
  Land                                                                                                $54,963   $52,472
  Buildings and improvements                                                                          380,053   356,908
  Construction in progress                                                                                735     5,594
                                                                                                     --------- ---------
                                                                                                      435,751   414,974
Less: accumulated depreciation                                                                       (118,309) (105,278)
                                                                                                     --------- ---------
  Net real estate                                                                                     317,442   309,696

Cash and cash equivalents                                                                              39,612    13,499
Cash in escrow                                                                                          5,396     4,467
Restricted Cash                                                                                           512       612
Investments in and advances to unconsolidated partnerships                                             47,021    27,684
Investment in management contracts                                                                      3,178     3,422
Preferred equity investment                                                                            19,000         -
Rents receivable, net of $1,924 and $1,931 allowance, respectively                                      5,802     4,889
Straight-line rents receivable, net of $910 allowance                                                   6,078     5,596
Notes Receivable                                                                                       15,733    10,087
Prepaid expenses                                                                                        3,057     2,994
Deferred charges, net                                                                                  15,880    12,624
Other assets                                                                                           15,709     4,809
Acquired lease intangibles                                                                              4,638         -
Assets of discontinued operations                                                                           -     5,268
                                                                                                     --------- ---------

                                                                                                     $499,058  $405,647
                                                                                                     ========= =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                                                               $238,448  $153,361
Accounts payable and accrued expenses                                                                   7,319     7,627
Dividends and distributions payable                                                                     6,088     5,597
Due to related parties                                                                                      -         -
Share of losses in excess of investment in unconsolidated partnerships                                 10,315     9,304
Interest rate swap payable                                                                                180     2,136
Other liabilities                                                                                       5,396     3,096
Liabilities of discontinued operations                                                                      -        51
                                                                                                     --------- ---------
  Total liabilities                                                                                   267,746   181,172
                                                                                                     --------- ---------

Minority interest in Operating Partnership                                                              9,192     5,743
Minority interests in majority owned partnerships                                                       1,532     1,808
                                                                                                     --------- ---------
  Total minority interests                                                                             10,724     7,551
                                                                                                     --------- ---------

Shareholders' equity:
Common shares                                                                                              31        31
Additional paid-in capital                                                                            223,199   222,715
Accumulated other comprehensive income                                                                      -    (3,180)
Deficit                                                                                                (2,642)   (2,642)
                                                                                                     --------- ---------
  Total shareholders' equity                                                                          220,588   216,924
                                                                                                     --------- ---------

                                                                                                     $499,058  $405,647
                                                                                                     ========= =========


                 ANNUAL SUPPLEMENTAL DISCLOSURE
                        December 31, 2005

                    Selected Operating Ratios
-----------------------------------------------------------------


                                                                         3 months ended             Year ended December
                                                                           December 31,                     31,
                                                                       -----------------            -------------------
                                                                          2005        2004             2005       2004
                                                                      ---------   ---------         --------   --------
                         Coverage Ratios                           (1)
-----------------------------------------------------------------

                     Interest Coverage Ratio
EBIDTA                                                             (2) $13,839     $12,347          $54,396    $45,963
Divided by Interest expense                                              4,311       3,730           15,015     14,194
                                                                      ---------   ---------         --------   --------
                                                                          3.21  x     3.31 x           3.62  x    3.24 x

                   Fixed Charge Coverage Ratio
EBIDTA                                                                 $13,839     $12,347          $54,396    $45,963
Divided by ( Interest expense                                            4,311       3,730           15,015     14,194
                 + Preferred Dividends)                          (2,3)      79          88              333        336
                                                                      ---------   ---------         --------   --------
                                                                          3.15  x     3.23 x           3.54  x    3.16 x

                   Debt Service Coverage Ratio
EBIDTA                                                                 $13,839     $12,347          $54,396    $45,963
Divided by ( Interest expense                                            4,311       3,730           15,015     14,194
                 + Principal Amortization)                         (4)     713         944            2,642      4,238
                                                                      ---------   ---------         --------   --------
                                                                          2.75  x     2.64 x           3.08  x    2.49 x

                          Payout Ratios
-----------------------------------------------------------------

                        FFO Payout Ratio

Dividends (Shares) & Distributions (O.P. Units) paid                    $6,008      $5,509          $22,749    $19,849
FFO                                                                (2)   8,825       7,960           36,175     30,340
                                                                      ---------   ---------         --------   --------
                                                                            68%         69%              63%        65%

                        AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid                    $6,008      $5,509          $22,749    $19,849
AFFO                                                               (2)   7,927       7,029           33,935     25,006
                                                                      ---------   ---------         --------   --------
                                                                            76%         78%              67%        79%
                        FAD Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid                    $6,008      $5,509          $22,749    $19,849
FAD                                                                (2)   7,214       6,085           31,293     20,768
                                                                      ---------   ---------         --------   --------
                                                                            83%         91%              73%        96%

                         Overhead Ratios
-----------------------------------------------------------------

                    G&A/Real Estate Revenues
General and Administrative expense                                      $3,208      $1,318           $8,006     $5,805
Real Estate Revenues (Includes pro-rata JV)                             19,968      19,344           79,724     76,343
                                                                      ---------   ---------         --------   --------
                                                                            16%          7%              10%         8%

General and Administrative expense                                      $3,208      $1,318           $8,006     $5,805
Real Estate Revenues (Includes 100% JV)                                 26,018      25,290          110,155    100,030
                                                                      ---------   ---------         --------   --------
                                                                            12%          5%               7%         6%

                         Leverage Ratios
-----------------------------------------------------------------                                   ----------

Debt/Total Market Capitalization
Debt                                                               (5)$308,562    $212,189
Total Market Capitalization                                            958,976     716,929
                                                                      ---------   ---------
                                                                            32%         30%


Debt + Preferred Equity (Preferred O.P. Units)                        $313,446    $217,769
Total Market Capitalization                                            958,976     716,929
                                                                      ---------   ---------
                                                                            33%         30%
                                                                      -----------
Notes:

(1) Quarterly results for 2005and 2004 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to the Company's joint venture investments in unconsolidated partnerships.

(2) 2005 activity includes the $479 reversal of a 2004 accrual for flood related damage at the Mark Plaza following settlement with the insurance carrier during the first quarter of 2005.



   Excluding the effects of this transacations, the impact on the year-to-date 2005 ratios would be as follows:
                                                                       EBIDTA        FFO      AFFO    FAD
As reported                                                            $54,396     $36,175  $33,935 $31,293
Adjustment                                                                (479)       (479)    (479)   (479)
                                                                      ---------   --------- ----------------
Adjusted                                                                53,917      35,696   33,456  30,814
                                                                      =========   ========= ================
Ratios                                                                  3.51x           64%      68%     74%
                                                                      =========
                                                                        (Fixed-             (Payouts)
                                                                        charge)

(3)  Represents preferred distributions on Preferred Operating partnership
     Units.

(4) Includes the Company's pro-rata share of joint venture principal amortization.

(5)  Includes the Company's pro-rata share of joint venture debt.

                ANNUAL SUPPLEMENTAL DISCLOSURE
                      December 31, 2005

 Portfolio Debt - Consolidated Summary
                    (amounts in thousands)




                                                                        % of
                                                                     Wholly-Owned   % of                        Weighted
                                                                        and       Wholly-   % of     Outstanding  Avg.
                                                                    Unconsolidated Owned    Total
                                                             Notes Combined Basis  Only   Portfolio    Balance    Int.
                                                                         (1)                                      Rate
                                                              ----------------------------------------------------------
 Consolidated Debt
 Fixed-Rate Debt                                                (2)            88%    91%       70%    $216,788    5.75%
 Variable-Rate Debt                                             (2)            12%     9%        7%      21,660    5.80%
                                                                   --------------------------------  -------------------

 Total Consolidated Debt                                                      100%   100%       77%     238,448    5.76%
                                                                   ================================  ===================

 Unconsolidated Debt (Joint Ventures)
 Fixed-Rate Debt (1)                                                                            19%      55,806    5.74%
 Variable-Rate Debt (1)                                                                          5%      14,308    6.08%
                                                                                         ----------  -------------------

 Total Unconsolidated Debt                                                                      23%      70,114    5.81%
                                                                                         ----------  -------------------

                          Total Debt                                                           100%    $308,562    5.77%
                                                                                         ==========  ===================



 Notes

(1) The Company is not required to, nor does it consolidate its share of joint venture activity for the purposes of preparing its consolidated financial statements under GAAP. This presentation includes a theoretical pro-rata consolidation of the Company's joint venture debt.

(2) Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.

                            ANNUAL SUPPLEMENTAL
                                  DISCLOSURE
                              December 31, 2005

                            Debt Analysis - Consolidated Debt
                                (amounts in thousands)
                                                                   Principal                 Variable
                                                                   Balance at      Interest  Rate as Maturity
                                                                                                of
   Property                 Lender                  % of    Notes  December           Rate   December   Date
                                                   Porfolio         31, 2005                   31,
                                                                                               2005
   ------------------------------------------------------------------------------------------------------------

   Fixed-Rate Debt
   -------------------

   Merrillville Plaza       SunAmerica Life Insurance Co.            $12,936  6.46%                   7/1/2007
   GHT Apartments           Bank of America, N.A.                     10,588  7.55%                   1/1/2011
   Colony Apartments        Bank of America, N.A.                      5,294  7.55%                   1/1/2011
   239 Greenwich            RBS Greenwich Capital
    Avenue                                                            15,894  5.19%                   6/1/2013
   New Loudon Center        RBS Greenwich Capital                     15,000  5.64%                   9/6/2014
   Crescent Plaza           RBS Greenwich Capital                     17,600  4.98%                   9/6/2015
   Pacesetter Park Shopping RBS Greenwich Capital
    Center                                                            12,500  5.12%                  11/6/2015
   Elmwood Park Shopping    Bear Stearns Commercial Mortgage, Inc.
    Center                                                            34,600  5.53%                   1/1/2016

   Interest rate swaps      Bank of America, N.A.               (1)   92,376  5.77%                  Various
                                                                   ---------- -----

   Sub-Total Fixed-Rate Debt                            91%          216,788  5.75%
                                                                   ---------- -----

   Variable-Rate Debt                                                          Current LIBOR    4.39%
   -------------------

   Soundview                Bank of America, N.A.                             L+
    Marketplace                                                 (2)    8,338             140    5.79%12/1/2008
   Bloomfield Town          Bank of America, N.A.                             L+
    Square                                                      (3)                      130    5.69% 6/1/2010
   Walnut Hill Plaza        Bank of America, N.A.               (3)           L+         130    5.69% 6/1/2010
   Hobson West Plaza        Bank of America, N.A.               (3)   22,000  L+         130    5.69% 6/1/2010
   Marketplace of           Bank of America, N.A.                             L+
    Absecon                                                     (3)                      130    5.69% 6/1/2010
   Village Apartments       Bank of America, N.A.               (3)           L+         130    5.69% 6/1/2010
   Bradford Towne           Washington Mutual Bank, F.A.                      L+
    Center                                                             5,462             150    5.89% 4/1/2011
   Ledgewood Mall           Washington Mutual Bank, F.A.              23,669  L+         150    5.89% 4/1/2011
   Abington Towne           Bank of America, N.A.                             L+
    Center                                                                               140    5.79%6/29/2012
   Branch Shopping          Bank of America, N.A.                             L+
    Center                                                                               140    5.79%6/29/2012
   Methuen Shopping         Bank of America, N.A.                             L+
    Center                                                            44,485             140    5.79%6/29/2012
   Gateway Shopping Center  Bank of America, N.A.                             L+         140    5.79%6/29/2012
   Town Line Plaza          Bank of America, N.A.                             L+         140    5.79%6/29/2012
   Village Commons Shopping Bank of America, N.A.                             L+
    Center                                                      (4)   10,082             140    5.79%6/29/2012

   Interest rate swaps      Bank of America, N.A.                    (92,376)
                                                                   ----------

   Sub-Total Variable-Rate                                                    L+
    Debt                                                 9%           21,660             141    5.80%
                                                 ----------        ----------                --------

   Total Consolidated
    Debt                                               100%         $238,448                    5.75%
                                                 ==========        ==========                ========

---------------------------------------------------------------------------------------------------------------
   Notes:
   -------------------

(1) The Company has hedged it's variable-rate debt with variable to fixed-rate swap agreements as follows:

   Notional principal            All-in Rate       Spread   Swap    Forward Start    Maturity Date
                                                             rate        Date
   -------------------      -------------------------------------------------------------------------
               36,778                       5.76%     1.41%   4.35%      n/a        1/1/2011          1/1/2011
               20,000                       5.94%     1.41%   4.53%      n/a       10/1/2006
               15,149                       5.73%     1.41%   4.32%      n/a        1/1/2007
               11,719                       5.52%     1.41%   4.11%      n/a        1/1/2007
                8,730                       5.88%     1.41%   4.47%      n/a        6/1/2007
   -------------------      ---------------------------------------
              $92,376                       5.77%     1.41%   4.36%
   ===================      =======================================


   The Company has hedged future variable-rate debt with forward-starting variable to fixed-rate swap agreements as follows:

               $4,640                       6.12%     1.41%   4.71%10/2/2006        1/1/2010          1/1/2010
               11,410                       6.31%     1.41%   4.90%10/2/2006       10/1/2011         10/1/2011
                8,434                       6.55%     1.41%   5.14% 6/1/2007        3/1/2012          3/1/2012
   -------------------      ---------------------------------------
              $24,484                       6.35%     1.41%   4.94%
   ===================      =======================================

(2)  There is an additional $5,000 available under this facility.

(3)  This is a revolving facility for up to $65,000.

(4)  There is an additional $969 available under this facility.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2005
              Debt Analysis - Unconsolidated Debt (Joint Ventures)





                                                                 Acadia  PrincipalAcadia's            Variable
                                                                  Realty
                                                   Lender/        Trust  Balance    Prorata     Interest Rate as Maturity
                                                                             at                          of
Fixed-Rate Debt                              Fund  Joint Venture Ownership December  Share         Rate  December Date
                                                    Partner                31, 2005                      31,
                                                                                                        2005
------------------------------------------------------------------------------------------    --------------------------

4650 Broadway Avenue                          Fund Bank of China
                                               II                   19.5% $19,000  $3,699        5.26%         9/1/2007
Brandywine Town Center                        Fund UBS Warburg
                                               I    Real Estate
                                                    Investments,
                                                    Inc./           22.2%  30,000   6,667        4.69%        2/11/2008
Kroger Portfolio (1)                          Fund Cortlandt
                                               I    Deposit
                                                    Corporation/    16.7%   9,900   1,650        6.62%         2/1/2009
Safeway Portfolio (1)                         Fund Cortlandt
                                               I    Deposit
                                                    Corporation/    16.7%   9,785   1,631        6.51%        1/15/2009
Brandywine Town Center                        Fund UBS Warburg
                                               I    Real Estate
                                                    Investments,
                                                    Inc./           22.2%  21,018   4,671        7.01%        7/11/2012
Market Square Shopping Center                 Fund UBS Warburg
                                               I    Real Estate
                                                    Investments,
                                                    Inc./           22.2%  15,966   3,548        7.32%        6/11/2012
Crossroads Shopping Center                         JPMorgan
                                                    Chase Bank      49.0%  64,000  31,360        5.37%        12/1/2014
                                                     Heyman-Greenburgh Associates
                                                      LLC and
                                                     RMC Development
                                                      Company LLC
Amherst Marketplace                           Fund The Ohio
                                               I    National
                                                    Life
                                                    Insurance
                                                    Company/        22.2%   4,667   1,037        8.20%         6/1/2022
Sheffield Crossing                            Fund Canada Life
                                               I    Insurance
                                                    Company/        22.2%   6,944   1,543        8.00%         1/1/2023
                                                                         -----------------    --------

Sub-Total Fixed-Rate Debt                                                 181,280  55,806        5.74%
                                                                         -----------------    --------


Variable-Rate Debt
--------------------------------------------

                                                                                            Current
                                                                                             LIBOR       4.39%

244-268 161st Street (2)                      Fund Bank of                                 L+
                                               II   America,
                                                    N.A.            19.5%  12,066   2,349         150    5.89%1/31/2006
216th Street (2)                              Fund Bank of                                 L+
                                               II   America,
                                                    N.A.            19.5%   4,900     954         125    5.64% 3/1/2006
Haygood Shopping Center (3)                   Fund JP Morgan                               L+
                                               I    Chase Bank,
                                                    N.A.            11.1%   8,040     893         150    5.89%8/23/2010
Sterling Heights Shopping Center (3)          Fund JP Morgan                               L+
                                               I    Chase Bank,
                                                    N.A.            11.1%   4,400     489         185    6.24%8/23/2010
Granville Center                              Fund Bank One,                               L+
                                               I    N.A./           22.2%   5,571   1,238         200    6.39%10/5/2007
400 East Fordham Road (2)                     Fund Bank of China                           L +
                                               II                   19.5%  18,000   3,505         175    6.14%11/1/2007
Acadia Strategic Acqusition Fund II, LLC (4)  Fund Bank of                                 L +
                                               II   America,
                                                    N.A.            20.0%  24,400   4,880         175    6.14% 3/1/2008
                                                                         -----------------

Sub-Total Variable-Rate Debt                                               77,377  14,308   L+    169    6.08%
                                                                         ----------------- ---        --------

Total Unconsolidated Debt                                                $258,657 $70,114                5.81%
                                                                         =================            ========


Notes:
--------------------------------------------

(1) AmCap, Fund I's joint venture partner on this investment, is allocated 25% of the debt and equity. As such Fund I's pro-rata share of the above debt is 75% x 22.22%, or 16.7%.

(2)  Fund II is a 97% joint venture partner on this investment. As such, Fund
     II's pro-rata share of the above debt is 97% x 20%, or 19.5%.

(3) Fund I is a 50% joint venture partner on this investment. As such, Fund I's pro-rata share of the above debt is 50% x 22.22%, or 11%.

(4)  This is a revolving facility for up to $39,000.


     ANNUAL SUPPLEMENTAL DISCLOSURE
     December 31, 2005

         Future Debt Maturities
----------------------------------------
             (in thousands)                                           Weighted Average Interest
                                                                       Rate of Maturing Debt
                                                              ----------------------------------



     Consolidated Debt
                             Scheduled
            Year            Amortization Maturities   Total    Total Debt Fixed-Rate  Variable-
                                                                             Debt     Rate Debt
------------------------------------------------------------------------------------------------

                       2006      $2,141        $-      $2,141        n/a        n/a         n/a
                       2007       3,864    12,519      16,383       6.46%      6.46%        n/a
                       2008       4,471     7,976      12,447       5.69%       n/a        5.69%
                       2009       5,328         -       5,328        n/a        n/a         n/a
                       2010       1,702    36,743      38,445       6.38%      7.55%       5.59%
         Thereafter              47,983   115,721     163,704       5.59%      5.45%       5.74%
                            ----------------------------------
                                $65,489  $172,959    $238,448
                            ==================================


Unconsolidated Debt (Joint Ventures) (1)



                       2006       1,020     3,303       4,323       4.18%       n/a        4.18%
                       2007       1,438     8,391       9,829       5.40%      5.26%       5.52%
                       2008       1,449    11,547      12,996       4.70%      4.69%       4.72%
                       2009       1,502         -       1,502        n/a        n/a         n/a
                       2010         720     1,363       2,083       5.46%       n/a        5.46%
         Thereafter               4,546    34,835      39,381       5.75%      5.75%        n/a
                            ----------------------------------
                                $10,675   $59,439     $70,114
                            ==================================



------------------------------------------------------------------------------------------------

Capitalized interest related to the Company's development
 projects is as follows:
    (in thousands)
            1st Quarter 2005        $96
            2nd Quarter 2005        101
            3rd Quarter 2005         29
            4th Quarter 2005         14
                            ------------

                Year-to-Date       $240
                            ============



(1) The above amounts represent the Company's pro-rata share of joint venture mortgage debt.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                            December 31, 2005


                         Unencumbered Properties
--------------------------------------------------------------------------



                                  Center                                                Location                  GLA
------------------------------------------------------------------------------------------------------------------------

Blackman Plaza                                                            Wilkes-Barre, PA                      121,341

Greenridge Shopping Center                                                Scranton, PA                          191,755

Luzerne Street Shopping Center                                            Scranton, PA                           58,228

Mad River Station                                                         Dayton, OH                            155,739

Mark Plaza                                                                Edwardsville, PA                      216,047

Pacesetter Park Shopping Center                                           Ramapo, New York                       96,698

Pittston Plaza                                                            Pittston, PA                           79,494

Plaza 422                                                                 Lebanon, PA                           155,026

Route 6 Plaza                                                             Honesdale, PA                         175,507
                                                                                                              ----------

Total GLA of Unencumbered Properties                                                                          1,249,835
                                                                                                              ==========

Total net operating income for the year ended December 31, 2005
  associated with unencumbered properties                                                                        $6,396
                                                                                                              ==========


        ANNUAL SUPPLEMENTAL DISCLOSURE
         December 31, 2005

Acadia Strategic Opportunity Fund, LLC ("Fund I") - Overview
--------------------------------------------------------



Item               Notes Description
--------------------------------------------------------

Date formed              September 2001

Capital commitment       $90 million

Funding                  $86.6   funded through December 31, 2005
                          million

Partnership
 structure

            Equity       22.22% - Acadia
      Contribution:
                         77.78% - Four institutional investors (current significant shareholders in Acadia as well)

Cash flow distribution:  22.22% - Acadia
                         77.78% - Four institutional investors

           Promote:      20% to Acadia once all partners (including Acadia) have received 9% preferred return and return of equity

                         Remaining 80% is distributed to all the partners (including Acadia).

                         Subsequent to December 31, 2005, the Brandywine portfolio was recapitalized through the conversion of the
                         77.8% interest previously held by the institutional investors in Fund I to GDC
                          Properties. Acadia has retained its
                         existing 22.2% interest. Due to this transaction, Fund I investors received a return of all of their invested capital and
                         preferred return, thus triggering Acadia's additional 20% interest (promote) in all future Fund I distributions.

Fees to Acadia           Asset management fee equal to 1.5% of total committed capital ($70 million which excludes Acadia's $20 million))

                         Property management fee equal to 4% of gross property revenues

                         Market rate leasing
                          fees

                         Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia


       ANNUAL SUPPLEMENTAL DISCLOSURE
        December 31, 2005

Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
------------------------------------------------------------



Item              Notes Description
-----------------------------------------------------

Date formed             June 15, 2004

Capital commitment      $300 million

Funding                 $67.0 funded through December 31, 2005
                        million

Partnership structure

           Equity       20% - Acadia
     Contribution:
                        80% - Six institutional investors (Three are current
                                   shareholders in Acadia as well)

Cash flow distribution: 20% - Acadia
                        80% - Six institutional
                         investors

          Promote:      20% to Acadia once all partners (including Acadia) have received 8%
                         preferred return and return of equity

                        Remaining 80% is distributed to all the partners (including Acadia).


Fees to Acadia          Asset management fee equal to 1.5% of total committed capital (For the first 12 months, calculated on $200 million,
                        thereafter on $240 million which excludes Acadia's $60 million)


                        Property management fee equal to 4% of gross property revenues

                        Market rate leasing fees

                        Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia

       ANNUAL SUPPLEMENTAL DISCLOSURE
       December 31, 2005

Retailer Controlled Property ("RCP") Venture - Overview
----------------------------------------------------

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II are anticipated to invest a total of $60 million equity. ***



Item              Notes Description
----------------------------------------------------

Date formed             January 2004

Targeted investments    The Venture has been formed to invest in surplus or distressed properties owned or controlled by retailers

Current Investements    Mervyn's Department Stores

Partnership structure

           Equity       Up to $300 million of total equity
     Contribution:

                        Up to 20% ($60 million) - AKR Fund I ($20 milion) and Fund II ($40 million)

                        80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution: 20% - AKR Funds
                        80% - Four institutional investors

          Promote:      20% to Klaff once all partners (including Klaff) have received 10%
                         preferred return and return of equity
                          (50% of first $40 million of AKR Fund equity is not subject to this promote)

                        Remaining 80% is distributed to all the partners (including Klaff).

Fees to Acadia          Property management fees

                        Market rate leasing fees and construction/project management

                        Disposition fees


    ANNUAL SUPPLEMENTAL DISCLOSURE
    December 31, 2005

  AKR Fund I Properties - Detail
  ---------------


               ------------------------------------------------------------------------------------------------------------------
               Fund I's                                                                                     Annualized Base Rent
               Ownership    Gross Leasable Area       Occupancy                 Annualized Base Rent        per Occupied Square
                                                                                                                     Foot
                        ---------------------------------------------------------------------------------------------------------
                       % Anchors   Shops    Total   Anchors Shops  Total   Anchors      Shops      Total    Anchors Shops  Total
               ------------------------------------------------------------------------------------------------------------------



    Midwest
---------------

Ohio
---------------

Amherst
 Marketplace        100%   76,737   3,200    79,937 100.00%100.00%100.00%   $795,711    $34,404    $830,115 $10.37 $10.75 $10.38
Granville
 Centre             100%   90,047  44,952   134,999  38.81% 54.28% 43.96%    402,085    268,599     670,684  11.50  11.01  11.30
Sheffield
 Crossing           100%   69,659  42,875   112,534 100.00% 85.17% 94.35%    761,278    357,363   1,118,641  10.93   9.79  10.54
                        ---------------------------------------------------------------------------------------------------------
Total - Midwest
     Region               236,443  91,027   327,470  76.70% 70.44% 74.96%  1,959,074    660,366   2,619,440  10.80  10.30  10.67
                        ---------------------------------------------------------------------------------------------------------

 Mid-Atlantic
---------------

Delaware
---------------
Brandywine Town
 Center (1)         100%  775,932       -   775,932 100.00%     - 100.00% 11,822,129          -  11,822,129  15.24      -  15.24
Market Square
 Shopping
 Center             100%   39,050  63,712   102,762 100.00%100.00%100.00%    515,375  1,623,071   2,138,446  13.20  25.48  20.81
                        ---------------------------------------------------------------------------------------------------------
 Total - Mid-
    Atlantic              814,982  63,712   878,694 100.00%100.00%100.00% 12,337,504  1,623,071  13,960,575  15.14  25.48  15.89
                        ---------------------------------------------------------------------------------------------------------

    Various
---------------
 Kroger/Safeway
  Portfolio (25
  Properties)        75%1,018,100       - 1,018,100 100.00%     - 100.00%  8,664,352          -   8,664,352   8.51      -   8.51
                        ---------------------------------------------------------------------------------------------------------


   Subtotal - Fund I
  Operating Properties  2,069,525 154,739 2,224,264  97.34% 82.61% 96.31% 22,960,930  2,283,437  25,244,367  11.40  17.86  11.78
                        ---------------------------------------------------------------------------------------------------------

 Fund I Redevelopment
       Properties
------------------------

Sterling
 Heights
 Shopping
 Center
 (Michigan)          50%   90,400  64,438   154,838  77.88% 22.70% 54.92%    281,600    145,234     426,834   4.00   9.93   5.02
Tarrytown
 Shopping
 Center (New
 York)               50%   15,497  23,433    38,930 100.00% 39.18% 63.39%    476,068    277,286     753,354  30.72  30.20  30.53
 Hitchcock
  Plaza (South
  Carolina)          90%  135,775  98,111   233,886   0.00% 64.25% 26.95%          -    427,786     427,786      -   6.79   6.79
Pine Log Plaza
 (South
 Carolina)           90%   23,184  11,880    35,064 100.00% 73.23% 90.93%     69,552     74,600     144,152   3.00   8.57   4.52
Haygood
 Shopping
 Center
 (Virginia)          50%   78,880  75,119   153,999  65.64% 80.40% 72.84%     85,200    866,672     951,872   1.65  14.35   8.49
                        ---------------------------------------------------------------------------------------------------------
   Subtotal - Fund I
     Redevelopment
       Properties         343,736 272,981   616,717  46.80% 57.12% 51.37%    912,420  1,791,578   2,703,998   5.67  11.49   8.54
---------------------------------------------------------------------------------------------------------------------------------

                        ---------------------------------------------------------------------------------------------------------
 Fund I Grand
      Total             2,413,261 427,720 2,840,981  90.14% 66.34% 86.56%$23,873,350 $4,075,015 $27,948,365 $10.97 $14.36 $11.37
                        ---------------------------------------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1)  Does not include approximately 150,000 square feet of new space in Phase
     II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased. Subsequent to December 31, 2005, the Brandywine portfolio was recapitalized through the conversion of the 77.8% interest previously held by the institutional investors in Fund I to GDC Properties.
     Acadia has retained its existing 22.2% interest.


         ANNUAL SUPPLEMENTAL DISCLOSURE
          December 31, 2005

                                      FUND I
              Top 10 Tenants - Ranked by Annualized Base Rent
----------------------------------------------------------------
                                                                     Percentage of Total
                                                                    Represented by Tenant
                                                                ------------------------------
                               Number of
                               Stores in    Total   Annualized    Total     Annualized Base
                                                        Base
Ranking        Tenant         JV Portfolio   GLA      Rent (1)  Portfolio      Rent (2)
                                                                  GLA(2)
----------------------------------------------------------------------------------------------

     1 Safeway (3)                     13   467,300  $3,248,239     19.6%                13.2%
     2 Kroger (4)                      13   595,166   3,250,025     24.9%                13.2%
     3 Lowe's                           1   140,000   1,925,000      5.9%                 7.8%
     4 Access Group                     1    76,458   1,517,691      3.2%                 6.2%
     5 Giant Eagle                      5   135,896   1,416,289      5.7%                 5.7%
       Transunion Settlement
     6  (5)                             1    39,714     911,376      1.7%                 3.7%
     7 Bed, Bath & Beyond               2    50,977     868,426      2.1%                 3.5%
       Regal Entertainment
     8  Group                           1    65,641     861,210      2.8%                 3.5%
     9 Target                           2   169,120     800,000      7.1%                 3.2%
    10 Dick's Sporting Goods            1    50,000     700,000      2.1%                 2.8%
                              ----------------------------------------------------------------

                Total                  40 1,790,272 $15,498,256     75.0%                62.9%
                              ================================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2) GLA does not include approximately 150,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the JV on an "earnout basis" only if, and when it is leased. Square footage and base rents for the Kroger/Safeway portfolio and other properties for which Fund
     I owns less than 100% are pro-rated to reflect the Funds partial ownership.

(3) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009.

(4) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009.

(5)  Subsidiary of Transunion


                 ANNUAL SUPPLEMENTAL DISCLOSURE
                        December 31, 2005

                   Fund I - Current Valuation
           -------------------------------------------
                                                                                  Portfolio:
                                                                 Total                                        Redevelopment
      Line                                                    (excluding             Ohio   Kroger/Safeway      Properties
                                                               Brandywine)
     ------                                                   ------------------------------------------------------------------


          1 Net Operating Income ("NOI") for the      Note 1
            quarter ended December 31, 2005                        $1,388              $500          $821                   $67

          2 NOI related to investements in            Note 2
            unconsolidated partnerships                               748                                                   748

         4 Adjustment for minority interests                         (586)                -          (205)                 (381)
                                                              ------------        ----------------------------------------------

         5                                                          1,550               500           616                   434

         6 Annualized NOI                            Line 5 x 4     6,200             2,000         2,464                 1,736

         7 Debt as of December 31, 2005               Note 3       38,166            17,182        14,764                 6,220

                                                                     6.00%   6.50%     7.00%         7.50%                 8.00%
                                                              ------------------------------------------------------------------

         8 Gross asset value                         Line 6 x
                                                       cap
                                                      rate       $103,333 $95,385   $88,571       $82,667               $77,500

         9 Debt                                       Line 7      (38,166)(38,166)  (38,166)      (38,166)              (38,166)

        10 Remaining Equity and Accumulated Preferred
           Distribution in Fund I (5)                                   -       -         -             -                     -
                                                              ------------------------------------------------------------------

        11                                                         65,167  57,219    50,405        44,501                39,334

        12  Additional Mervyn's return (Original
            capital already returned)                              12,500  12,500    12,500        12,500                12,500
                                                              ------------------------------------------------------------------

        13 Total Value Subject to Promote                          77,667  69,719    62,905        57,001                51,834
                                                              ------------------------------------------------------------------

        14 General Partner (Acadia) Promote on Fund I x 20%
           assets                                                  15,533  13,944    12,581        11,400                10,367
                                                              ------------------------------------------------------------------

        15 Remaining value to be allocated pro-rata to
            Fund I investors (including Acadia)                    62,134  55,775    50,324        45,601                41,467
                                                              ------------------------------------------------------------------

        16 Acadia's share                             x 22.22%     13,806  12,393    11,182        10,132                 9,214
                                                              ------------------------------------------------------------------

        17 Value of Acadia's interest in remaining    Line 14
           Fund I assets                              + 16         29,340  26,337    23,763        21,533                19,581

        18 Additional promote earned from Brandywine  Note 4
           recapitalization                                         7,500   7,500     7,500         7,500                 7,500

        19 Acadia's interest in recapitalized         Note 5
           Brandywine entity  (22.22%)                             31,000  31,000    31,000        31,000                31,000
                                                              ------------------------------------------------------------------

        20 Total value to Acadia                                  $67,840 $64,837   $62,263       $60,033               $58,081
                                                              ==================================================================

        21 Original Acadia invested capital in Fund I             $20,000 $20,000   $20,000       $20,000               $20,000
                                                              ==================================================================

                     Recap of Acadia Promote
           ---------------------------------------------------------------------------------------------------------------------

           20% General Partner (Acadia) Promote on
            Fund I assets                                         $15,533 $13,944   $12,581       $11,400               $10,367
           20% General Partner (Acadia) Promote on
            Brandywine                                              7,500   7,500     7,500         7,500                 7,500
                                                              ------------------------------------------------------------------
           Total promote                                          $23,033 $21,444   $20,081       $18,900               $17,867
                                                              ==================================================================
           Per share                                                $0.69   $0.64     $0.60         $0.57                 $0.54
                                                              ==================================================================

           ---------------------------------------------------------------------------------------------------------------------

     Notes:
     ------
           Reconciled to "Statements of Operations -

       1  Joint Venture Activity"  as follows:
               Fund I NOI for 4th quarter 2005 per JV
                              Statements of Operations $4,437
                                             NOI above
                                                       (1,388)
                                                      --------
              NOI attributable to Brandywine Portfolio
                                                       $3,049
                                                      ========
           Included in "Equity in earnings of Fund I
            unconsolidated properties" in the JV

2    Statement of Operations


3 See "Debt Analysis - Unconsolidated Debt (Joint Ventures)". Amounts adjusted for minority interests' pro- rata share of debt

4    This promote is to be paid from future Fund I cash flows

5 In January 2006, the Brandywine Portfolio was recapitalized with the investors engaging in a "cash-out merger" for their 77.78% interest in the portfolio. The Company merged its 22.22% share forming a new joint venture with the investors' successor, GDC. All Fund I equity and accumulated preferred distributions were paid from the proceeds of this transaction.

     ANNUAL SUPPLEMENTAL DISCLOSURE
           December 31, 2005

        Kroger/Safeway Portfolio
----------------------------------------


       Kroger       Safeway
       locations    locations
    ---------------------------

      Cary, NC    Atlanta, TX
    Cincinnati,  Batesville, AR
          OH
     Conroe, TX    Benton, AR
    Great Bend,   Carthage, TX
          KS
    Hanrahan, LA Little Rock,
                       AR
    Indianapolis, Longview, WA
          IN
     Irving, TX   Mustang, OK
      Pratt, KS   Roswell, NM
     Roanoke, VA  Ruidoso, NM
    Shreveport,  San Ramon, CA
          LA
    Wichita, KS  Springerville,
      (2 stores)       AZ
                   Tucson, AZ
                   Tulsa, OK

     ANNUAL
  SUPPLEMENTAL
    DISCLOSURE
December 31, 2005

  AKR Fund II
  Properties -
      Detail
-----------------


                 -------------------------------------------------------------------------------------------------------
                 Fund I's                                                                             Annualized Base
                                                                                                             Rent
                 Ownership  Gross Leasable Area     Occupancy               Annualized Base Rent     per Occupied Square
                                                                                                             Foot
                          ----------------------------------------------------------------------------------------------
                         %Anchors  Shops   Total  Anchors Shops  Total  Anchors    Shops     Total   AnchorsShops Total
                 -------------------------------------------------------------------------------------------------------


  Fund II Redevelopment
        Properties
--------------------------

400 East Fordham
 Road                  97%100,703  16,652 117,355 100.00%100.00%100.00%  275,000   370,915   645,915   2.73 22.27  5.50
Pelham Manor
 Shopping Center
 (1)                   97%      - 398,775 398,775      -  51.20% 51.20%        - 1,399,887 1,399,887      -  6.86  6.86
Sherman Avenue         97%134,773       - 134,773 100.00%     - 100.00%1,337,368         - 1,337,368   9.92     -  9.92
161st Street           97%137,334  86,277 223,611 100.00%100.00%100.00%2,334,682 1,535,672 3,870,354  17.00 17.80 17.31
                 -------------------------------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------------------
  Fund II Redevelopment
        Properties        372,810 501,704 874,514 100.00% 61.21% 77.75%3,947,050 3,306,474 7,253,524  10.59 10.77 10.67
                          ----------------------------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) The redevelopment plan contemplates the demolition of the current industrial/warehouse buildings and the construction of a retail center.


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2005

                       Retail Properties - Summary Listing

                                                                                                      Property Totals
                                                                                                  ----------------------
                                                    Year                      Grocery    Other     Annualized Annualized
                                                                               Anchor     Anchor
                                                   Constructed(C)   Occupancy Current   Current       Base       Base
                                                                              Lease and Lease and
          Shopping Center             Location   Acquired(A)   GLA            Option     Option       Rent     Rent psf
                                                                           %  Expiraton Expiraton
------------------------------------------------------------------------------------------------------------------------

NEW YORK REGION
-------------------------------------------------

              New York

Soundview Marketplace               Port                                      King      Clearview
                                     Washington                               Kullen    Cinema
                                                    1998 (A)183,675      94%  2007/2042 2010/2030 $2,879,800     $16.60

Village Commons Shopping Center     Smithtown                                          Daffy's
                                                    1998 (A) 87,306     100%            2008/2028  2,141,801      24.53
                                                                                       Walgreens
                                                                                        2021/--

Branch Shopping Plaza               Smithtown                                Waldbaum'sCVS 2010/--
                                                                              (A&P)
                                                    1998 (A)125,724      99%  2013/2028            2,370,544      19.01

Amboy Shopping Center               Staten Island   2005 (A) 59,979  100.00% Waldbaum's 2028/--    1,460,009      24.34
                                                                             Duane Reed 2008/2018

 Bartow Avenue                      The Bronx       2005 (C) 14,694   51.00%                         222,600      29.70

Pacesetter Park Shopping Center     Pomona                                   Stop & Shop (Ahold)
                                                    1999 (A) 96,698      96%  2020/2040            1,113,383      12.00

             New Jersey

Elmwood Park Shopping Center        Elmwood Park                             Pathmark  Walgreen's
                                                    1998 (A)149,085      98%  2017/2052 2022/2062  3,311,727      22.68

            Connecticut

239 Greenwich Avenue                Greenwich                                          Restoration
                                                                                        Hardware
                                                    1998 (A) 16,834     100%            2015/2025  1,235,145      73.37
                                                                                       Coach
                                                                                        2016/2021

NEW ENGLAND REGION
-------------------------------------------------

            Connecticut

Town Line Plaza                     Rocky Hill                               Stop &    Wal-mart
                                                                              Shop      (not
                                                    1998 (A)206,178      96%  2023/2063 owned)     1,486,207      14.75

           Massachusetts

Methuen Shopping Center             Methuen                                  DeMoulas  Wal-mart
                                                                              Market    2011/2051
                                                    1998 (A)130,238      92%  2015/2020              736,464       6.14

Crescent Plaza                      Brockton                                 Shaw's    Home Depot
                                                    1984 (A)218,141      99%  2012/2042 2021/2056  1,665,798       7.73

              New York

New Loudon Center                   Latham                                   Price     Marshalls
                                                                              Chopper   2014/2029
                                                    1982 (A)255,826     100%  2015/2035            1,713,664       6.70
                                                                                       Bon Ton Department Store
                                                                                        2014/2034
                                                                                       Raymor & Flanigan Furniture
                                                                                        2019/2034

            Rhode Island

Walnut Hill Plaza                   Woonsocket                               Shaw's    Sears
                                                    1998 (A)283,235      99%  2013/2028 2008/2033  2,426,705       8.69

              Vermont

The Gateway Shopping Center         Burlington      1999 (A)101,792      99% Shaw's 2024/2053      1,818,182      18.13


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2005

                       Retail Properties - Summary Listing

                                                                                                      Property Totals
                                                                                                  ----------------------
                                                    Year                      Grocery    Other     Annualized Annualized
                                                                               Anchor     Anchor
                                                   Constructed(C)   Occupancy Current   Current       Base       Base
                                                                              Lease and Lease and
          Shopping Center             Location   Acquired(A)   GLA            Option     Option       Rent     Rent psf
                                                                           %  Expiraton Expiraton
------------------------------------------------------------------------------------------------------------------------

MIDWEST REGION
----------------------------------------------------------

                   Illinois

Hobson West Plaza                       Naperville                        Bobak's Market and
                                                    1998 (A)   99,044 99%  Restaurant 2007/2032   1,196,935  12.23
                                                                           (specialty grocery)
                   Indiana

Merrillville Plaza                      Merrillville                                TJ Maxx
                                                    1998 (A)  235,605 94%            2009/2014    2,576,232  11.62
                                                                                    JC Penney 2008/2018
                                                                                    OfficeMax 2008/2028

                   Michigan

Bloomfield Town Square                  Bloomfield                        Costco    TJ
                                         Hills                             (not      Maxx2009/--
                                                    1998 (A)  214,866 97%  owned)                 2,281,763  10.90
                                                                                    Marshall's 2011/2026
                                                                                    Home Goods 2010/2025

                     Ohio

Mad River Station                       Dayton                                      Babies "R"
                                                                                     Us
                                                    1999 (A)  155,739 82%            2010/2020    1,542,508  12.14
                                                                                    Office Depot 2010/--
MID-ATLANTIC REGION
----------------------------------------------------

                  New Jersey

Marketplace of Absecon                Absecon                            Acme      Eckerd Drug
                                                  1998 (A)  105,097 97%  2015/2055 2020/2040    1,657,610  16.34

Ledgewood Mall                        Ledgewood                                   Wal-mart
                                                  1983 (A)  517,077 95%            2019/2049    4,425,559   8.98
                                                                                  Macy's
                                                                                   2010/2025
                                                                                  The Sports'
                                                                                   Authority 2007/2037
                                                                                  Circuit City 2020/2040
                                                                                  Marshalls 2014/2034

                 Pennsylvania

Abington Towne Center                 Abington                                     TJ Maxx
                                                  1998 (A)  216,355 99%            2010/2020      939,999  16.47
                                                                                  Target (not
                                                                                   owned)
NORTHEASTERN PENNSYLVANIA REGION
-------------------------------------------------------------------------------

                 Pennsylvania


Blackman Plaza                                Wilkes-Barre                         Kmart
                                                          1968 (C)  121,341 92%    2009/2049      282,374   2.52

Bradford Towne Centre                         Towanda                              P&C Foods
                                                                                   Kmart 2019/2069
                                                                                  (Penn
                                                                                  Traffic)
                                                          1993 (C)  256,939 91%   2014/2024      1,582,170   6.76


Greenridge Plaza                              Scranton                            Giant Food (Ahold)
                                                          1986 (C)  191,755 79%  2021/2051        957,308    6.33

Luzerne Street Shopping Center                Scranton                            Eckerd Drug
                                                          1983 (A)   58,228 87%   2009/2019       281,931    5.54

Mark Plaza                                    Edwardsville                      Redner's  Kmart
                                                                                 Markets 2009/2049
                                                          1968 (C)  216,047 97%  2018/2028      1,088,303    5.20

Pittston Plaza                                Pittston                          Redner's  Eckerd Drugs
                                                                                 Market 2006/2016
                                                          1994 (C)   79,494 96%  2018/2028        603,215    7.88

Plaza 422                                     Lebanon                            Home Depot
                                                          1972 (C)  155,026 69%   2028/2058        444,020   4.14

Route 6 Mall                                  Honesdale                          Weis      Kmart
                                                                                 Markets   2020/2070
                                                                                 (not
                                                          1994 (C)  175,507 99%  owned)           1,081,027   6.21
                                                                    ----------                    -------------------

                                                                  4,727,525                     $45,522,983 $10.83


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2005

                       Retail Properties - Summary Listing

                                                                                                      Property Totals
                                                                                                  ----------------------
                                                    Year                      Grocery    Other     Annualized Annualized
                                                                               Anchor     Anchor
                                                   Constructed(C)   Occupancy Current   Current       Base       Base
                                                                              Lease and Lease and
          Shopping Center             Location   Acquired(A)   GLA            Option     Option       Rent     Rent psf
                                                                           %  Expiraton Expiraton
------------------------------------------------------------------------------------------------------------------------

NEW YORK REGION
----------------------------------------------------------
JOINT VENTURE PROPERTIES
------------------------------------------------------------------


                New York

Crossroads Shopping Center               White Plains                            Waldbaum's Kmart
                                                                                  (A&P)      2012/2032
                                                             1998   310,644 100%  2007/2032            $6,053,565 $19.49
(49% JV interest)                                                                           B. Dalton 2012/2017
                                                                                            Modell's
                                                                                             2009/2019

MID-ATLANTIC REGION
----------------------------------------------------------

                Delaware

Brandywine Town Center (1)               Wilmington       2003 (A)  775,932 100%                       11,822,129  15.24
(Fund I)

Market Square Shopping Center            Wilmington                              Trader     TJ Maxx
                                                                                  Joe's      2006/2016
                                                                                  (specialty
                                                          2003 (A)  102,762 100%  grocery)              2,138,446  20.81
(Fund I)                                                                                    2013/2028


MIDWEST REGION
----------------------------------------------------------

                  Ohio

Amherst Marketplace                      Cleveland        2002 (A)   79,937 100% Giant Eagle 2021/2041    830,115  10.38
(Fund I)

Granville Centre                         Columbus                                           Lifestyle
                                                                                             Family
                                                                                             Fitness
                                                          2002 (A)  134,999  44%             2017/2027    670,684  11.30
(Fund I)

Sheffield Crossing                       Cleveland        2002 (A)  112,534  94% Giant Eagle 2022/2042  1,118,641  10.54
(Fund I)

VARIOUS REGIONS
----------------------------------------------------------

Kroger/Safeway Portfolio                 various                                 25 Kroger and Safeway
                                                          2003 (A)1,018,100 100%  supermarkets          8,664,352   8.51
(Fund I)                                                                          2009/2049

JV REDEVELOPMENTS
----------------------------------------------------------

                Michigan

Sterling Heights Shopping Center         Detroit                                            Burlington
                                                                                             Coat
                                                                                             Factory
                                                          2004 (A)  154,838  55%             2024/--      426,834   5.02
(Fund I)
                New York

Tarrytown Shopping Center                Westchester                                        Walgreen's
                                                          2004 (A)   38,930  63%             Drug 2080    753,354  30.53
(Fund I)
400 East Fordham Road                    Bronx                                              Sears
                                                          2004 (A)  117,355 100%             2007/--      645,915   5.50
(Fund II)
161st Street                             Bronx            2005 (A)  223,611 100%                        3,870,354  17.31
(Fund II)
Sherman Avenue                           Manhattan        2005 (A)  134,773 100%                        1,337,368   9.92
(Fund II)
Pelham Manor Shopping Plaza              Westchester/Bronx2004 (A)  398,775  51%                        1,399,887   6.86
(Fund II)

             South Carolina

Hitchcock Plaza                          Aiken            2004 (A)  233,886  27%                          427,786   6.79
(Fund I)
Pine Log Plaza                           Aiken                                              Farmers
                                                                                             Furniture
                                                          2004 (A)   35,064  91%             2009         144,152   4.52
(Fund I)
                Virginia

Haygood Shopping Center                  Virginia Beach                                     Eckerd
                                                                                             Drug
                                                          2004 (A)  153,999  73%             2009/--      951,872   8.49
                                                                  ----------                          -------------------
(Fund I)

                                                                  4,026,139                           $41,255,454 $11.96
                                                                  ==========                          ===================

(1) Does not include 150,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

ANNUAL SUPPLEMENTAL DISCLOSURE
December 31, 2005


Retail Properties by Region
---------------------------



                ------------------------------------------------------------------------------------------------------------
                                                                                                       Annualized Base Rent
                     Gross Leasable Area        Occupancy                  Annualized Base Rent        per Occupied Square
                                                                                                                Foot
                ------------------------------------------------------------------------------------------------------------
 Wholly-Owned
   Properties
----------------
                 Anchors    Shops     Total   Anchors Shops  Total   Anchors      Shops       Total    Anchors Shops Totals
                    (1)
                ------------------------------------------------------------------------------------------------------------


New York Region   351,202   382,793   733,995 100.00% 93.38% 96.55% $6,760,316  $7,974,693 $14,735,009 $19.25 $22.31 $20.79
  New England     895,475   299,935 1,195,410  98.86% 94.62% 97.79%  6,646,268   3,200,752   9,847,020   8.44  11.28   9.19
    Midwest       392,214   313,040   705,254  99.62% 84.73% 93.01%  3,335,406   4,262,032   7,597,438   8.54  16.07  11.58
  Mid-Atlantic    613,616   224,913   838,529 100.00% 86.78% 96.45%  4,251,872   2,771,296   7,023,168   9.32  14.20  10.79
 Northeastern
  Pennsylvania    954,285   300,052 1,254,337  91.64% 80.29% 88.93%  4,239,019   2,081,329   6,320,348   4.85   8.64   5.67
                ------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------
 Total Wholly-
     Owned
   Properties   3,206,792 1,520,733 4,727,525  97.15% 88.28% 94.30%$25,232,881 $20,290,102 $45,522,983  $8.82 $15.11 $10.83
                ------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------

 Joint Venture
   Properties
----------------
   Operating
  Midwest (2)     236,443    91,027   327,470  76.70% 70.44% 74.96% $1,959,074    $660,366  $2,619,440 $10.80 $10.30 $10.67
 Mid-Atlantic(
      2,3)        814,982    63,712   878,694 100.00%100.00%100.00% 12,337,504   1,623,071  13,960,575  15.14  25.48  15.89
New York Region
       (4)        200,181   110,463   310,644 100.00%100.00%100.00%  2,218,752   3,834,813   6,053,565  11.08  34.72  19.49
    Various
 (Kroger/Safeway
 Portfolio) (5) 1,018,100         - 1,018,100 100.00%  0.00%100.00%  8,664,352           -   8,664,352   8.51      -   8.51
                ------------------------------------------------------------------------------------------------------------
    Total -
   Operating
   Properties   2,269,706   265,202 2,534,908  97.57% 89.85% 96.76% 25,179,682   6,118,250  31,297,932  11.37  25.68  12.76
                ------------------------------------------------------------------------------------------------------------

JV Redevelopment
   Properties
  Mid West (6)     90,400    64,438   154,838  77.88% 22.70% 54.92%    281,600     145,234     426,834   4.00   9.93   5.02
Mid-Atlantic (6)  237,839   185,110   422,949  31.52% 71.38% 48.96%    154,752   1,369,058   1,523,810   2.06  10.36   7.36
New York Region
       (7)        388,307   525,137   913,444 100.00% 60.23% 77.14%  4,423,118   3,583,760   8,006,878  11.39  11.33  11.36
                ------------------------------------------------------------------------------------------------------------
    Total -
 Redevelopment
   Properties     716,546   774,685 1,491,231  74.48% 59.77% 66.84%  4,859,470   5,098,052   9,957,522   9.11  11.01   9.99
                ------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------
  Total Joint
    Venture
   Properties   2,986,252 1,039,887 4,026,139  92.03% 67.44% 85.68%$30,039,152 $11,216,302 $41,255,454 $10.93 $15.99 $11.96
                ============================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(2)  The Company has a 22% interest in Fund I which owns these properties.

(3) Does not include approximately 150,000 square feet of new space in Phase II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased. Subsequent to December 31, 2005, the Brandywine portfolio was recapitalized through the conversion of the 77.8% interest previously held by the institutional investors in Fund I to GDC Properties. Acadia has retained its existing 22.2% interest.

(4) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(5) The Company has a 22% interest in Fund I which has a 75% interest in this portfolio.

(6) The Company has a 22% interest in Fund I which owns 50% of these properties.

(7) The Company has a 22% interest in Fund I which owns 50% of the Tarrytown Shopping Center and a 20% interest in Fund II which owns 97% of 400 East Fordham Road, Pelham Manor Shopping Plaza, Sherman Ave and 161st St.

 ANNUAL SUPPLEMENTAL DISCLOSURE
December 31, 2005


Retail Properties by State - Summary
--------------------------------



                -----------------------------------------------------------------------------------------------------------------

                                               Gross Leasable Area        Occupancy                  Annualized Base Rent
                                          ---------------------------------------------------------------------------------------
 Wholly-Owned   OwnershipPercent     Number of
   Properties               of
----------------
                          base  properties Anchors    Shops     Total   Anchors Shops  Total   Anchors      Shops       Total
                          rent                (2)
                        %  (1)
                -----------------------------------------------------------------------------------------------------------------



Connecticut        100.0%   4.9%        2   178,799    44,213   223,012 100.00% 81.67% 96.37% $2,172,145    $549,207  $2,721,352
Illinois           100.0%   2.2%        1    51,692    47,352    99,044 100.00% 97.57% 98.84%    225,436     971,499   1,196,935
Indiana            100.0%   4.7%        1   145,266    90,339   235,605 100.00% 84.57% 94.08%  1,318,902   1,257,330   2,576,232
Massachusetts      100.0%   4.3%        2   287,223    61,156   348,379  96.44% 95.71% 96.31%  1,855,550     546,712   2,402,262
Michigan           100.0%   4.1%        1   126,960    87,906   214,866  98.83% 95.45% 97.45%    988,349   1,293,414   2,281,763
New Jersey         100.0%  17.0%        3   491,610   279,649   771,259 100.00% 88.86% 95.96%  5,372,332   4,022,564   9,394,896
New York           100.0%  21.5%        7   522,969   300,933   823,902 100.00% 92.60% 97.30%  5,735,197   6,166,604  11,901,801
Ohio               100.0%   2.8%        1    68,296    87,443   155,739 100.00% 67.15% 81.56%    802,719     739,789   1,542,508
Pennsylvania       100.0%  13.1%        9 1,138,901   331,791 1,470,692  93.00% 81.67% 90.44%  4,509,019   2,751,328   7,260,347
Rhode Island       100.0%   4.4%        1   121,892   161,343   283,235 100.00% 97.58% 98.62%    935,920   1,490,785   2,426,705
Vermont            100.0%   3.3%        1    73,184    28,608   101,792 100.00% 94.69% 98.51%  1,317,312     500,870   1,818,182
                                          ---------------------------------------------------------------------------------------

                                          ---------------------------------------------------------------------------------------
Total - Wholly-
     Owned
   Properties              82.2%       29 3,206,792 1,520,733 4,727,525  97.15% 88.28% 94.30%$25,232,881 $20,290,102 $45,522,983
                         --------------------------------------------------------------------------------------------------------



                                          ---------------------------------------------------------------------------------------

 Joint Venture
   Properties
----------------
Operating
 Properties
Ohio (4)            22.2%   1.1%        3   236,443    91,027   327,470  76.70% 70.44% 74.96% $1,959,074    $660,366  $2,619,440
Delaware (4,5)      22.2%   5.6%        2   814,982    63,712   878,694 100.00%100.00%100.00% 12,337,504   1,623,071  13,960,575
New York (6)        49.0%   5.4%        1   200,181   110,463   310,644 100.00%100.00%100.00%  2,218,752   3,834,813   6,053,565
Various
 (Kroger/Safeway
 Portfolio) (3)     16.5%   2.6%       25 1,018,100         - 1,018,100 100.00%  0.00%100.00%  8,664,352           -   8,664,352
                         -------          ---------------------------------------------------------------------------------------
    Total -
   Operating
   Properties              14.6%          2,269,706   265,202 2,534,908  97.57% 89.85% 96.76% 25,179,682   6,118,250  31,297,932
                         -------          ---------------------------------------------------------------------------------------


JV Redevelopment
 Properties
Michigan (7)        11.1%   0.1%        1    90,400    64,438   154,838  77.88% 22.70% 54.92%    281,600     145,234     426,834
New York(7)      Various    1.3%        5   388,307   525,137   913,444 100.00% 60.23% 77.14%  4,423,118   3,583,760   8,006,878
South Carolina
 (7)                11.1%   0.2%        2   158,959   109,991   268,950  14.58% 65.22% 35.29%     69,552     502,386     571,938
Virginia (7)        11.1%   0.2%        1    78,880    75,119   153,999  65.64% 80.40% 72.84%     85,200     866,672     951,872
                         --------------------------------------------------------------------------------------------------------
     Total-
 Redevelopment
   Properties               1.8%            716,546   774,685 1,491,231  74.48% 59.77% 66.84%  4,859,470   5,098,052   9,957,522
                         -------          ---------------------------------------------------------------------------------------

                                          ---------------------------------------------------------------------------------------
  Total Joint
    Venture
   Properties              16.4%       40 2,986,252 1,039,887 4,026,139  92.03% 67.44% 85.68%$30,039,152 $11,216,302 $41,255,454
                         -----------------=======================================================================================

                           98.6%       69
                         =================

                --------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) The Company has a 22% interest in Fund I which has a 75% interest in this portfolio.

(4)  The Company has a 22% interest in Fund I which owns these properties.

(5)  Does not include approximately 150,000 square feet of new space in Phase
     II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased. Subsequent to December 31, 2005, the Brandywine portfolio was recapitalized through the conversion of the 77.8% interest previously held by the institutional investors in Fund I to GDC Properties.
     Acadia has retained its existing 22.2% interest.

(6) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(7)  The Company has a 22% interest in Fund I which owns 50% of the Tarrytown
     Shopping Center and a 20% interest in Fund II which owns 97% of 400 East
     Fordham Road, Sherman Ave., 161st St. and Pelham Manor Shopping Plaza.


            ANNUAL SUPPLEMENTAL DISCLOSURE
                December 31, 2005


         Retail Properties by State - Summary
-------------------------------------------------------



                                                 ---------------------
                                                 Annualized Base Rent
                                                 per Occupied Square
                                                          Foot
                                                 ---------------------
             Wholly-Owned Properties
-------------------------------------------------
                                                 Anchors Shops Totals
                                                 ---------------------



Connecticut                                      $26.65 $15.21 $23.14
Illinois                                           4.36  21.03  12.23
Indiana                                            9.08  16.46  11.62
Massachusetts                                      6.70   9.34   7.16
Michigan                                           7.88  15.41  10.90
New Jersey                                        10.93  16.19  12.69
New York                                          10.97  22.13  14.85
Ohio                                              11.75  12.60  12.14
Pennsylvania                                       5.00  10.15   6.19
Rhode Island                                       7.68   9.47   8.69
Vermont                                           18.00  18.49  18.13
                                                 ---------------------

                                                 ---------------------
         Total - Wholly-Owned Properties          $8.82 $15.11 $10.83
                                                 ---------------------



                                                 ---------------------

            Joint Venture Properties
-------------------------------------------------
Operating Properties
Ohio (4)                                         $10.80 $10.30 $10.67
Delaware (4,5)                                    15.14  25.48  15.89
New York (6)                                      11.08  34.72  19.49
Various (Kroger/Safeway Portfolio) (3)             8.51      -   8.51
                                                 ---------------------
          Total - Operating Properties            11.37  25.68  12.76
                                                 ---------------------


JV Redevelopment Properties
Michigan (7)                                       4.00   9.93   5.02
New York(7)                                       11.39  11.33  11.36
South Carolina (7)                                 3.00   7.00   6.03
Virginia (7)                                       1.65  14.35   8.49
                                                 ---------------------
         Total-Redevelopment Properties            9.11  11.01   9.99
                                                 ---------------------

                                                 ---------------------
         Total Joint Venture Properties          $10.93 $15.99 $11.96
                                                 =====================





General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) The Company has a 22% interest in Fund I which has a 75% interest in this portfolio.

(4)  The Company has a 22% interest in Fund I which owns these properties.

(5) Does not include approximately 150,000 square feet of new space in Phase II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased. Subsequent to December 31, 2005, the Brandywine portfolio was recapitalized through the conversion of the 77.8% interest previously held by the institutional investors in Fund I to GDC Properties. Acadia has retained its existing 22.2% interest.

(6) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(7) The Company has a 22% interest in Fund I which owns 50% of the Tarrytown Shopping Center and a 20% interest in Fund II which owns 97% of 400 East Fordham Road, Sherman Ave., 161st St. and Pelham Manor Shopping Plaza.

                                                                                                   Annualized Base Rent
                        Gross Leasable Area      Occupancy                Annualized Base Rent      per Occupied Square
                                                                                                            Foot
                     ---------------------------------------------------------------------------------------------------
                     Anchors  Shops    Total   Anchors Shops  Total   Anchors    Shops      Total  Anchors Shops  Total
                     ---------------------------------------------------------------------------------------------------
WHOLLY-OWNED
 PROPERTIES:

   New York Region
---------------------

Connecticut
---------------------
239 Greenwich
 Avenue(1)            16,834       -    16,834 100.00%     - 100.00%$1,235,145        $- $1,235,145 $73.37    $- $73.37
                     ---------------------------------------------------------------------------------------------------

New Jersey
---------------------
Elmwood Park Shopping
 Center               62,610  86,475   149,085 100.00% 96.44% 97.94% 1,390,460 1,921,267  3,311,727  22.21 23.04  22.68
                     ---------------------------------------------------------------------------------------------------

New York
---------------------
Soundview Marketplace 73,500 110,175   183,675 100.00% 90.78% 94.47% 1,248,850 1,630,950  2,879,800  16.99 16.31  16.60
Village Commons
 Shopping Center      25,192  62,114    87,306 100.00%100.00%100.00%   428,213 1,713,588  2,141,801  17.00 27.59  24.53
Branch Plaza          74,050  51,674   125,724 100.00% 98.05% 99.20% 1,093,368 1,277,176  2,370,544  14.77 25.21  19.01
Amboy Road            46,964  13,015    59,979 100.00%100.00%100.00% 1,012,015   447,994  1,460,009  21.55 34.42  24.34
Bartow Avenue(2)           -  14,694    14,694   0.00% 51.00% 51.00%         -   222,600    222,600      - 29.70  29.70
Pacesetter Park
 Shopping Center      52,052  44,646    96,698 100.00% 91.24% 95.96%   352,265   761,118  1,113,383   6.77 18.68  12.00
                     ---------------------------------------------------------------------------------------------------
  Total - New York   271,758 296,318   568,076 100.00% 92.48% 96.08% 4,134,711 6,053,426 10,188,137  15.21 22.09  18.67
                     ---------------------------------------------------------------------------------------------------

  Total - New York
        Region       351,202 382,793   733,995 100.00% 93.38% 96.55% 6,760,316 7,974,693 14,735,009  19.25 22.31  20.79
                     ---------------------------------------------------------------------------------------------------


     New England
---------------------

Connecticut
---------------------
Town Line Plaza(3)   161,965  44,213   206,178 100.00% 81.67% 96.07%   937,000   549,207  1,486,207  14.49 15.21  14.75
                     ---------------------------------------------------------------------------------------------------

Massachusetts
---------------------
Methuen Shopping
 Center              130,238       -   130,238  92.14%     -  92.14%   736,464         -    736,464   6.14     -   6.14
Crescent Plaza       156,985  61,156   218,141 100.00% 95.71% 98.80% 1,119,086   546,712  1,665,798   7.13  9.34   7.73
                     ---------------------------------------------------------------------------------------------------
Total - Massachusetts287,223  61,156   348,379  96.44% 95.71% 96.31% 1,855,550   546,712  2,402,262   6.70  9.34   7.16
                     ---------------------------------------------------------------------------------------------------

New York
---------------------
New Loudon Center    251,211   4,615   255,826 100.00%100.00%100.00% 1,600,486   113,178  1,713,664   6.37 24.52   6.70
                     ---------------------------------------------------------------------------------------------------

Rhode Island
---------------------
Walnut Hill Plaza    121,892 161,343   283,235 100.00% 97.58% 98.62%   935,920 1,490,785  2,426,705   7.68  9.47   8.69
                     ---------------------------------------------------------------------------------------------------

Vermont
---------------------
The Gateway Shopping
 Center               73,184  28,608   101,792 100.00% 94.69% 98.51% 1,317,312   500,870  1,818,182  18.00 18.49  18.13
                     ---------------------------------------------------------------------------------------------------

Total - New England
        Region       895,475 299,935 1,195,410  98.86% 94.62% 97.79% 6,646,268 3,200,752  9,847,020   8.44 11.28   9.19
                     ---------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.

(2) The redevelopment of Bartow Avenue was completed during 2005. The Company is currently negotiating with prospective tenants related to the leasing of the the remaining newly redeveloped space.

(3) Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

                                                                                                   Annualized Base Rent
                        Gross Leasable Area      Occupancy                Annualized Base Rent      per Occupied Square
                                                                                                            Foot
                     ---------------------------------------------------------------------------------------------------
                     Anchors  Shops    Total   Anchors Shops  Total   Anchors    Shops      Total  Anchors Shops  Total
                     ---------------------------------------------------------------------------------------------------

WHOLLY-OWNED
 PROPERTIES
 (continued):

    Midwest
---------------

Illinois
---------------
Hobson West
 Plaza            51,692    47,352    99,044 100.00%97.57%98.84%   $225,436    $971,499  $1,196,935 $4.36 $21.03 $12.23

Indiana
---------------
Merrillville
 Plaza           145,266    90,339   235,605 100.00%84.57%94.08%  1,318,902   1,257,330   2,576,232  9.08  16.46  11.62

Michigan
---------------
Bloomfield
 Towne Square    126,960    87,906   214,866  98.83%95.45%97.45%    988,349   1,293,414   2,281,763  7.88  15.41  10.90

Ohio
---------------
Mad River
 Station (1)      68,296    87,443   155,739 100.00%67.15%81.56%    802,719     739,789   1,542,508 11.75  12.60  12.14
               ---------------------------------------------------------------------------------------------------------

Total - Midwest
     Region      392,214   313,040   705,254  99.62%84.73%93.01%  3,335,406   4,262,032   7,597,438  8.54  16.07  11.58
               ---------------------------------------------------------------------------------------------------------

 Mid-Atlantic
---------------

New Jersey
---------------
Marketplace of
 Absecon          58,031    47,066   105,097 100.00%92.28%96.54%    984,014     673,596   1,657,610 16.96  15.51  16.34
Ledgewood Mall   370,969   146,108   517,077 100.00%83.27%95.27%  2,997,858   1,427,701   4,425,559  8.08  11.74   8.98
               ---------------------------------------------------------------------------------------------------------
 Total - New
     Jersey      429,000   193,174   622,174 100.00%85.47%95.49%  3,981,872   2,101,297   6,083,169  9.28  12.73  10.24
               ---------------------------------------------------------------------------------------------------------

Pennsylvania
---------------

Abington Towne
 Center (2)      184,616    31,739   216,355 100.00%94.75%99.23%    270,000     669,999     939,999 10.00  22.28  16.47
               ---------------------------------------------------------------------------------------------------------

 Total - Mid-
   Atlantic
     Region      613,616   224,913   838,529 100.00%86.78%96.45%  4,251,872   2,771,296   7,023,168  9.32  14.20  10.79
               ---------------------------------------------------------------------------------------------------------

 Northeastern
  Pennsylvania
---------------

Pennsylvania
---------------
Blackman Plaza   111,956     9,385   121,341 100.00%    - 92.27%    264,374      18,000     282,374  2.36      -   2.52
Bradford Towne
 Centre          180,919    76,020   256,939 100.00%70.11%91.16%  1,102,616     479,554   1,582,170  6.09   9.00   6.76
Greenridge
 Plaza           101,060    90,695   191,755  61.44%98.31%78.88%    279,405     677,903     957,308  4.50   7.60   6.33
Luzerne Street
 Shopping
 Center           43,663    14,565    58,228 100.00%49.82%87.45%    223,652      58,279     281,931  5.12   8.03   5.54
Mark Plaza       157,595    58,452   216,047 100.00%88.45%96.88%    652,095     436,208   1,088,303  4.14   8.44   5.20
Pittston Plaza    67,568    11,926    79,494 100.00%75.55%96.33%    508,926      94,289     603,215  7.53  10.46   7.88
Plaza 422        145,026    10,000   155,026  71.88%30.00%69.18%    407,520      36,500     444,020  3.91  12.17   4.14
Route 6 Plaza    146,498    29,009   175,507 100.00%94.74%99.13%    800,431     280,596   1,081,027  5.46  10.21   6.21
               ---------------------------------------------------------------------------------------------------------
   Total -
  Pennsylvania   954,285   300,052 1,254,337  91.64%80.29%88.93%  4,239,019   2,081,329   6,320,348  4.85   8.64   5.67
               ---------------------------------------------------------------------------------------------------------

   Total -
 Northeastern
 Pennsylvania
     Region      954,285   300,052 1,254,337  91.64%80.29%88.93%  4,239,019   2,081,329   6,320,348  4.85   8.64   5.67
               ---------------------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------------------

 TOTAL WHOLLY-
     OWNED
   PROPERTIES  3,206,792 1,520,733 4,727,525  97.15%88.28%94.30%$25,232,881 $20,290,102 $45,522,983 $8.82 $15.11 $10.83

               ---------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The GLA for this property includes 28,205 square feet of office space.

(2) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

                                                                                                   Annualized Base Rent
                        Gross Leasable Area      Occupancy                Annualized Base Rent      per Occupied Square
                                                                                                            Foot
                     ---------------------------------------------------------------------------------------------------
                     Anchors  Shops    Total   Anchors Shops  Total   Anchors    Shops      Total  Anchors Shops  Total
                     ---------------------------------------------------------------------------------------------------

JOINT VENTURE
 PROPERTIES:

    Midwest
---------------

Ohio
---------------

Amherst
 Marketplace
 (1)              76,737     3,200    79,937 100.00%100.00%100.00%   $795,711     $34,404    $830,115 $10.37 $10.75 $10.38
Granville
 Centre  (1)      90,047    44,952   134,999  38.81% 54.28% 43.96%    402,085     268,599     670,684  11.50  11.01  11.30
Sheffield
 Crossing  (1)    69,659    42,875   112,534 100.00% 85.17% 94.35%    761,278     357,363   1,118,641  10.93   9.79  10.54
               ------------------------------------------------------------------------------------------------------------
 Total - Ohio    236,443    91,027   327,470  76.70% 70.44% 74.96%  1,959,074     660,366   2,619,440  10.80  10.30  10.67
               ------------------------------------------------------------------------------------------------------------


 Mid-Atlantic
---------------

Delaware
---------------
Brandywine Town
 Center  (2)     775,932         -   775,932 100.00%     - 100.00% 11,822,129           -  11,822,129  15.24      -  15.24
Market Square
 Shopping
 Center  (2)      39,050    63,712   102,762 100.00%100.00%100.00%    515,375   1,623,071   2,138,446  13.20  25.48  20.81
               ------------------------------------------------------------------------------------------------------------
   Total -
    Delaware     814,982    63,712   878,694 100.00%100.00%100.00% 12,337,504   1,623,071  13,960,575  15.14  25.48  15.89
               ------------------------------------------------------------------------------------------------------------


New York Region
---------------

New York
---------------

Crossroads
 Shopping
 Center ( 3)     200,181   110,463   310,644 100.00%100.00%100.00%  2,218,752   3,834,813   6,053,565  11.08  34.72  19.49
               ------------------------------------------------------------------------------------------------------------

Various Regions
---------------
Kroger/Safeway
 Portfolio (25
 Properties)(4)1,018,100         - 1,018,100 100.00%     - 100.00%  8,664,352           -   8,664,352   8.51      -   8.51
               ------------------------------------------------------------------------------------------------------------

               ------------------------------------------------------------------------------------------------------------

   Total -
   Operating
   Properties  2,269,706   265,202 2,534,908  97.57% 89.85% 96.76% 25,179,682   6,118,250  31,297,932  11.37  25.68  12.76

               ------------------------------------------------------------------------------------------------------------

Redevelopment
   properties
               ------------------------------------------------------------------------------------------------------------
Sterling
 Heights
 Shopping
 Center
 (Michigan)
 (5)              90,400    64,438   154,838  77.88% 22.70% 54.92%    281,600     145,234     426,834   4.00   9.93   5.02
400 East
 Fordham Road
 (New York)
 (6)             100,703    16,652   117,355 100.00%100.00%100.00%    275,000     370,915     645,915   2.73  22.27   5.50
Pelham Manor
 Shopping Plaza
 (New York)
 (7)                   -   398,775   398,775      -  51.20% 51.20%          -   1,399,887   1,399,887      -   6.86   6.86
Sherman Avenue
 (New York) (6)  134,773         -   134,773 100.00%     - 100.00%  1,337,368           -   1,337,368   9.92      -   9.92
Tarrytown
 Shopping
 Center (New
 York)  (5)       15,497    23,433    38,930 100.00% 39.18% 63.39%    476,068     277,286     753,354  30.72  30.20  30.53
161st Street
 (New York) (6)  137,334    86,277   223,611 100.00%100.00%100.00%  2,334,682   1,535,672   3,870,354  17.00  17.80  17.31
Hitchcock Plaza
 (South
 Carolina)  (5)  135,775    98,111   233,886   0.00% 64.25% 26.95%          -     427,786     427,786      -   6.79   6.79
Pine Log Plaza
 (South
 Carolina)  (5)   23,184    11,880    35,064 100.00% 73.23% 90.93%     69,552      74,600     144,152   3.00   8.57   4.52
Haygood
 Shopping
 Center
 (Virginia)
 (5)              78,880    75,119   153,999  65.64% 80.40% 72.84%     85,200     866,672     951,872   1.65  14.35   8.49
               ------------------------------------------------------------------------------------------------------------

   Total -
 Redevelopment
   Properties    716,546   774,685 1,491,231  74.48% 59.77% 66.84%  4,859,470   5,098,052   9,957,522   9.11  11.01   9.99
               ------------------------------------------------------------------------------------------------------------

Total - Joint
 Venture
 Properties    2,986,252 1,039,887 4,026,139  92.03% 67.44% 85.68%$30,039,152 $11,216,302 $41,255,454 $10.93 $15.99 $11.96
               ============================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The Company has a 22% interest in Fund I which owns the property.

(2) Does not include approximately 150,000 square feet of new space in Phase II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased. Subsequent to December 31, 2005, the Brandywine portfolio was recapitalized through the conversion of the 77.8% interest previously held by the institutional investors in Fund I to GDC Properties. Acadia has retained its existing 22.2% interest.

(3) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(4) This represents a portfolio of 25 triple-net, anchor-only leases with Kroger and Safeway supermarkets.

(5)  The Company has a 22% interest in Fund I which owns 50% the property.

(6)  The Company has a 20% interest in Fund II which owns 97% the property.

(7) The Company has a 20% interest in Fund II which owns 97% the property. The redevelopment plan contemplates the demolition of the current industrial/warehouse buildings and the construction of a retail center.


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               December 31, 2005

                               ------------------

                                                                   Year-to- 3 months 3 months  3 months 3 months Year
                                                                      Date    ended     ended    ended    ended   ended
                         Leasing Production                 Notes: December December September June 30,  March  December
                                                                    31, 2005 31, 2005 30, 2005    2005    31,     31,
                                                                                                          2005    2004
        -----------------------------------------------------      -----------------------------------------------------


        New leases                                              (1)
        Number of new leases commencing                                  28       10         8        6       4      34
        GLA                                                         219,770   59,945    90,775   46,584  22,466 191,419
        New base rent                                                $11.20   $13.65     $7.32   $14.60  $13.28  $12.81
        Previous base rent (and percentage rent)                     $11.71   $11.73    $10.78   $12.90  $12.90  $11.43
        Percentage growth in base rent                          (2)    -4.3%    16.4%    -32.1%    13.2%    2.9%   12.0%
        Average cost per square foot                                 $11.57   $23.39     $7.02    $6.99   $7.96  $20.67

        Renewal leases
        Number of renewal leases commencing                              52        8        15       16      13      59
        GLA expiring                                                348,354   71,231    92,370   99,677  85,076 483,308
        Renewal percentage                                      (3)      70%      49%       84%      62%     81%     81%
        New base rent                                                $12.14   $11.29    $13.85   $11.94  $10.81  $11.72
        Expiring base rent (and percentage rent)                     $10.86   $10.70    $12.69    $9.70   $9.92  $10.94
        Percentage growth in base rent                                 11.8%     5.5%      9.1%    23.1%    9.0%    7.2%
        Average cost per square foot                                  $0.00    $0.00     $0.00    $0.00   $0.00   $0.00

        Total new and renewal Leases
        Number of new and renewal leases commencing                      80       18        23       22      17      93
        GLA commencing                                              462,975  131,176   168,366  108,384  91,378 674,727
        New base rent                                                $11.69   $12.37    $10.33   $13.08  $11.42  $12.03
        Expiring base rent (and percentage rent)                     $11.26   $11.17    $11.66   $11.08  $10.65  $11.08
        Percentage growth in base rent                          (3)     3.8%    10.7%    -11.4%    18.1%    7.2%    8.6%
        Average cost per square foot                                  $5.49   $10.69     $3.78    $3.00   $1.96   $5.86
                                                                   ------------------


(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

(2) During the 3rd quarter, Ashley Furniture at the Ledgewood Mall took occupancy of 41,806 square feet at the Ledgewood Mall at a rent of $5.09 psf. The predecessor tenant, Phar-Mor, had paid rent of $11.00 psf prior to leaving during 2002. Excluding this one lease, the leasing spread on the remaining new leases commencing during the quarter was + 17.2% and the spread and new and renewal leases in total was + 11.8%. Adjusting for this the year-to-date spread on new leases was + 13.8% and new and renewal leases in total was + 12.6%.

(3)  Rent is presented on a cash basis. Rents have not been averaged over terms.
     Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is initially paid at commencement.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2005


                  Top Tenants - Ranked by Annualized Base Rent
                       -----------
  (Combined basis - Includes pro-rata share of GLA and rent for JV properties)

                                                                                              Percentage of Total
                                      Wholly-Owned     Joint Ventures (2)      Combined         Represented by
                                                                                                 Retail Tenant
                                  -------------------------------------------------------------------------------

                             Number of
            Retail      stores in   Total   Annualized  Total  Annualized  Total   Annualized   Total  AnnualizedAverage
                                                Base              Base                 Base               Base
Ranking     Tenant      combined     GLA     Rent (1)    GLA    Rent (1)    GLA     Rent (1)  Portfolio Rent (3)  Sales
                        portfolio                                                               GLA(3)             (per
                                                                                                                   sq.
                                                                                                                   ft.)
-------------------------------------------------------------------------------------------------------------------------

     1 Albertson's              4   220,625 $3,012,896       -        $-   220,625 $3,012,896      4.0%      5.5%
         -- Shaw's              3   175,801  2,358,192       -         -   175,801  2,358,192      3.2%      4.3%   475
         -- Acme                1    44,824    654,704       -         -    44,824    654,704      0.8%      1.2%   294

     2 Sears                    7   485,111  1,829,484  67,482   326,963   552,593  2,156,447     10.0%      4.0%
         -- Kmart               5   424,411  1,571,484  49,355   277,463   473,766  1,848,947      8.6%      3.4%   166
         -- Sears               2    60,700    258,000  18,127    49,500    78,827    307,500      1.4%      0.6%   231

     3 T.J. Maxx               10   289,427  2,051,182   6,972    81,261   296,399  2,132,443      5.4%      3.9%
         -- T.J. Maxx           4    88,200    726,300   6,972    81,261    95,172    807,561      1.7%      1.5%   281
         -- Marshalls           3   102,781    731,494       -         -   102,781    731,494      1.9%      1.3%   178
         -- A.J.
          Wright's              2    58,800    286,131       -         -    58,800    286,131      1.1%      0.5%   144
         -- Homegoods           1    39,646    307,257       -         -    39,646    307,257      0.7%      0.6%   146

     4 A&P (Waldbaum's)         2   100,266  1,666,284  18,722   246,960   118,988  1,913,244      2.2%      3.5%
         -- Waldbaum's          3   100,266  1,666,284  18,722   246,960   118,988  1,913,244      2.2%      3.5%   348


     5 Ahold                    3   178,807  1,568,670       -         -   178,807  1,568,670      3.2%      2.9%
         -- Stop and
          Shop                  2   116,717  1,289,265       -         -   116,717  1,289,265      2.1%      2.4%   346
         -- Giant               1    62,090    279,405       -         -    62,090    279,405      1.1%      0.5%     -

     6 Wal-Mart                 2   210,114  1,515,409       -         -   210,114  1,515,409      3.8%      2.8%   336

     7 Brook's Drug             7    81,300  1,069,574       -         -    81,300  1,069,574      1.5%      2.0%
         -- Eckerd's            7    81,300  1,069,574       -         -    81,300  1,069,574      1.5%      2.0%   442

     8 Home Depot               2   211,003  1,009,646       -         -   211,003  1,009,646      3.8%      1.9%     -

     9 Pathmark                 1    47,773    955,460       -         -    47,773    955,460      0.9%      1.8%     -

       Redner's
    10  Supermarket             2   111,739    875,912       -         -   111,739    875,912      2.0%      1.6%   250

       Restoration
    11  Hardware                1     9,220    697,200       -         -     9,220    697,200      0.2%      1.3%   249
    12 Kroger(5)               13         -          - 132,259   722,228   132,259    722,228      2.4%      1.3%     -
    13 Safeway (6)             13         -          - 103,844   721,831   103,844    721,831      1.9%      1.3%     -
    14 Price Chopper            2    77,450    804,059       -         -    77,450    804,059      1.4%      1.5%   672
    15 Clearview Cinema         1    25,400    686,250       -         -    25,400    686,250      0.5%      1.3%     -
       Federated
        Department
    16  Stores (Macy's)         1    73,349    651,245       -         -    73,349    651,245      1.3%      1.2%   205
    17 JC Penney                2    72,580    591,747       -         -    72,580    591,747      1.3%      1.1%   182
    18 Walgreen's               2    23,904    589,088       -         -    23,904    589,088      0.4%      1.1%   342
       King Kullen
    19  Grocery                 1    48,100    562,600       -         -    48,100    562,600      0.9%      1.0%   548
    20 Payless Shoes           10    36,076    557,570   1,524    43,273    37,600    600,843      0.7%      1.1%     -
                       ------------------------------------------------------------------------------------------

            Total              86 2,302,244 20,694,276 330,803 2,142,516 2,633,047 22,836,792        0         0
                       ==========================================================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2) Includes Funds I, II and the Crossroads Shopping Center joint ventures. The above amounts represent the Company's pro-rata share of square footage and rent.

(3) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of joint venture properties.

(4) Occupancy cost = Gross rents (base rent, percentage rent and expense reimbursements) divided by sales. * indicates not all locations are required to report sales. Amount is left blank if the tenant is not required to report sales at any of the locations.

(5) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location.

(6) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location.




                                                         Average
                                                          Gross
                                                        Occupancy
                      Ranking                           Cost (4)
----------------------------------------------------------------------

                       1
                                        2.8%
                                        5.5%

                       2
                                        3.7%
                                        1.8%

                       3
                                        4.3%
                                        5.7%
                                        5.8%
                                        6.8%

                       4
                                        5.8%


                       5
                                        3.6%
                                          -

                       6                3.2%

                       7
                                        4.6%

                       8                  -

                       9                  -

                      10                4.0%

                       11               32.6%
                       12                  -
                       13                  -
                       14                1.9%
                       15                  -
                       16                6.2%
                       17                5.9%
                       18                8.8%
                       19                2.7%
                       20                  -



(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements,

(2) Includes Funds I, II and the Crossroads Shopping Center joint ventures. The above amounts represent the Company's pro-rata share

(3) Represents total GLA and annualized base rent for the Company's retail properties including its pro- rata share of joint venture properties.

(4) Occupancy cost = Gross rents (base rent, percentage rent and expense reimbursements) divided by sales. * indicates not all locations are required to report sales. Amount is left blank if the tenant is not required to report sales at any of the locations.

(5) Kroger has sub- leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at

(6) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non- supermarket tenant and ceased operations at


       ANNUAL SUPPLEMENTAL DISCLOSURE
              December 31, 2005

                Anchor Detail
    -------------------------------------

                                                               Annual  Annual
            Property/Tenant Name          Square     Lease      Base    Base
              (Type of Center)            Footage Expiration    Rent    Rent       Options
                                                                         PSF
-----------------------------------------------------------------------------------------------
    THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS
     ANCHOR TENANTS
    (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
-----------------------------------------

New York Region
-----------------------------------------

 Connecticut
 ----------------------------------------
  239 Greenwich Ave., Greenwich
    Coach                                   4,541  1/31/2016   305,544  67.29 (1) 5 Year
    Restoration Hardware                   12,293  4/30/2015   929,600  75.62 (2) 5 Years
                                         ---------           -----------------
               Property total              16,834            1,235,144  73.37
                                         ---------           -----------------

 New Jersey
 ----------------------------------------
  Elmwood Park Shopping Center, Elmwood
   Park
    Walgreens                              14,837  5/31/2022   435,000  29.32 (8) 5 Year
    Pathmark                               47,773 11/30/2017   955,460  20.00 (7) 5 Year
                                         ---------           -----------------
               Property total              62,610            1,390,460  22.21
                                         ---------           -----------------

 New York
 ----------------------------------------
  Soundview Marketplace, Port Washington
    King Kullen                            48,100  9/26/2007  $562,600 $11.70 (7) 5 Year
    Clearview Cinema                       25,400  5/31/2010   686,250  27.02 (4) 5 Year
                                         ---------           -----------------
               Property total              73,500            1,248,850  16.99
                                         ---------           -----------------

  Village Commons Shopping Center
    Daffy's                                16,125   1/7/2008   274,125  17.00 (4) 5 Year
    Walgreens                               9,067 12/31/2021   154,088  16.99                -
                                         ---------           -----------------
               Property total              25,192              428,213  17.00
                                         ---------           -----------------

  Branch Plaza
    CVS                                    11,050  5/31/2010   172,405  15.60                -
    A&P                                                                       (1) 10 Year & (1)
                                           63,000 11/30/2013   920,964  14.62  5 Year
                                         ---------           -----------------
    Property Total:                        74,050            1,093,369  14.77
                                         ---------           -----------------

  Amboy Shopping Center
    Waldbaum's (A&P)                       37,266   7/6/2028   745,320  20.00                -
    Duane Reed                              9,698  8/31/2008   266,695  27.50 (2) 5 Year
                                         ---------           -----------------
                                           46,964            1,012,015  21.55
                                         ---------           -----------------
  Pacesetter Park Shopping Center, Pomona
    Stop & Shop (Ahold)                    52,052  8/31/2020   352,265   6.77 (2) 10 Year
                                         ---------           -----------------
               Property total              52,052              352,265   6.77
                                         ---------           -----------------


           Total: New York Region         351,202            6,760,316  19.25
                                         ---------           -----------------


       ANNUAL SUPPLEMENTAL DISCLOSURE
              December 31, 2005

                Anchor Detail
    -------------------------------------

                                                               Annual  Annual
            Property/Tenant Name          Square     Lease      Base    Base
              (Type of Center)            Footage Expiration    Rent    Rent       Options
                                                                         PSF
-----------------------------------------------------------------------------------------------
    THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS
     ANCHOR TENANTS
    (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
 (continued)
-----------------------------------------

New England
-----------------------------------------

 Connecticut
 ----------------------------------------
  Town Line Plaza, Rocky Hill
         Wal*Mart(1)                       97,300          -        $-    $- REA Agreement
         Super Stop & Shop (Ahold)         64,665 11/30/2023   937,000 14.49 (8) 5 Year
                                         ---------           ----------------
                  Property total          161,965              937,000 14.49
                                         ---------           ----------------

 Massachusetts
 ----------------------------------------
  Methuen Shopping Center, Methuen
         Demoulas Super Markets            30,460  1/31/2015   109,656  3.60 (1) 5 Year
         Wal*Mart                          89,544 10/23/2011   626,808  7.00 (8) 5 Year
                                         ---------           ----------------
                  Property total          120,004              736,464  6.14
                                         ---------           ----------------

  Crescent Plaza, Brockton
         Home Depot                       106,760 10/31/2021   602,126  5.64 (6) 5 Year
         Shaw's  (Albertsons)              50,225 12/31/2012   516,960 10.29 (6) 5 Year
                                         ---------           ----------------
                  Property total          156,985            1,119,086  7.13
                                         ---------           ----------------

 New York
 ----------------------------------------
  New Loudon Center, Latham
         Bon Ton                           65,365   2/1/2014   261,460  4.00 (4) 5 Year
         Marshalls (TJX)                   37,212  1/31/2014   158,151  4.25 (3) 5 Year
         Price Chopper                     77,450  5/31/2015   804,059 10.38 (4) 5 Year
         A.C. Moore                        21,520  4/30/2009   221,226 10.28 (1) 5 Year
         Raymours Furniture Co             49,664  4/30/2019   155,591  3.13 (3) 5 Year
                                         ---------           ----------------
                  Property total          251,211            1,600,487  6.37
                                         ---------           ----------------

 Rhode Island
 ----------------------------------------
  Walnut Hill Plaza, Woonsocket
         Sears                             60,700  8/31/2008   258,000  4.25 (5) 5 Year
         CVS                                8,800  1/31/2009   154,000 17.50 (1) 5 Year
         Shaw's  (Albertsons)              52,392 12/31/2013   523,920 10.00 (3) 5 Year
                                         ---------           ----------------
                  Property total          121,892              935,920  7.68
                                         ---------           ----------------

 Vermont
 ----------------------------------------
  Gateway Shopping Center
         Shaw's (Albertsons)                                                 (5) 5 Yr. & (1) 4
                                           73,184  3/31/2024 1,317,312 18.00  Yr.
                                         ---------           ----------------
                  Property total           73,184            1,317,312 18.00
                                         ---------           ----------------

               Total : New England        885,241            6,646,269  8.43
                                         ---------           ----------------
Midwest
---------

 Illinois
 --------
  Hobson West Plaza, Naperville
         Bobak's Market and Restaurant     51,692 11/30/2007   225,436  4.36 (5) 5 Year
                                         ---------           ----------------
                  Property total           51,692              225,436  4.36
                                         ---------           ----------------
 Indiana
 --------
  Merrillville Plaza, Merrillville
         JC Penney                         50,000  1/31/2008   495,000  9.90 (2) 5 Year
         Officemax                         26,157  7/31/2008   222,335  8.50 (4) 5 Year
         Pier I                             9,143  1/31/2009   128,002 14.00                 -
         David's Bridal                    13,266 11/19/2010   190,765 14.38 (2) 5 Year
         Toys R Us                         21,500  1/31/2014    87,500  4.07 (5) 5 Year
         TJ Maxx (TJX)                     25,200  1/31/2009   195,300  7.75 (1) 5 Year
                                         ---------           ----------------
                  Property total          145,266            1,318,902  9.08
                                         ---------           ----------------

(1) This space is contiguous to the Company's property and is not owned by the Company.



       ANNUAL SUPPLEMENTAL DISCLOSURE
              December 31, 2005

                Anchor Detail
    -------------------------------------

                                                               Annual  Annual
            Property/Tenant Name          Square     Lease      Base    Base
              (Type of Center)            Footage Expiration    Rent    Rent       Options
                                                                         PSF
-----------------------------------------------------------------------------------------------
    THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS
     ANCHOR TENANTS
    (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Retail Anchor Properties- Wholly Owned
 (continued)
-----------------------------------------

 Michigan
 ----------------------------------------
  Bloomfield Town Square, Bloomfield
   Hills
     HomeGoods (TJX)                       39,646  5/31/2010   307,257   7.75 (3) 5 Year
     Officemax                             21,500  6/30/2010   193,500   9.00 (3) 5 Year
     Marshalls (TJX)                       28,324  9/30/2011   226,592   8.00 (3) 5 Year
     TJ Maxx (TJX)                         36,000  1/31/2009   261,000   7.25                -
                                         ---------           -----------------
                Property total            125,470              988,349   7.88
                                         ---------           -----------------

 Ohio
 ----
  Mad River Station, Dayton
     Babies 'R' Us                         33,147  2/28/2010   260,204   7.85 (2) 5 Year
     Pier I                                10,111  2/28/2010   227,037  22.45                -
     Office Depot                          25,038  8/31/2010   315,479  12.60                -
                                         ---------           -----------------
                Property total             68,296              802,720  11.75
                                         ---------           -----------------

                Total: Midwest            390,724            3,335,407   8.54
                                         ---------           -----------------

Mid-Atlantic
-----------------------------------------

 New Jersey
 ----------------------------------------
  Marketplace of Absecon, Absecon
     Eckerd Drug (Brook's)                 13,207  8/30/2020   329,310  24.93 (4) 5 Year
     Acme Markets (Albertson)              44,824  4/30/2015   654,704  14.61 (8) 5 Year
                                         ---------           -----------------
                Property total             58,031              984,014  16.96
                                         ---------           -----------------

  Ledgewood Mall, Ledgewood
     Circuit City                          33,294  1/31/2020   449,469  13.50 (4) 5 Year
     Ashley Furniture                      41,806 12/31/2010   212,793   5.09 (2) 5 Year
     Barnes & Noble                        12,500  1/31/2010   224,000  17.92 (5) 5 Year
     Marshalls (TJX)                       37,245  9/30/2014   346,751   9.31 (4) 5 Year
     The Sports Authority                  52,205  5/31/2007   225,000   4.31 (6) 5 Year
     Macy's Department Store (Federated)                                      (3) 5 Year
      (1)                                  73,349  1/31/2010   651,245   8.88
     Wal*Mart                             120,570  3/31/2019   888,601   7.37 (6) 5 Year
                                         ---------           -----------------
                Property total            370,969            2,997,859   8.08
                                         ---------           -----------------

 Pennsylvania
 ----------------------------------------
  Abington Town Center, Abington
     TJ Maxx (TJX)                         27,000 11/30/2010  $270,000 $10.00 (2) 5 Year
     Target(1)                                                                Condominium
                                          157,616          -         -      -  Agreement
                                         ---------           -----------------
                Property total            184,616              270,000  10.00
                                         ---------           -----------------

             Total : Mid-Atlantic         613,616            4,251,873   9.32
                                         ---------           -----------------


       ANNUAL SUPPLEMENTAL DISCLOSURE
              December 31, 2005

                Anchor Detail
    -------------------------------------

                                                               Annual  Annual
            Property/Tenant Name          Square     Lease      Base    Base
              (Type of Center)            Footage Expiration    Rent    Rent       Options
                                                                         PSF
-----------------------------------------------------------------------------------------------
    THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS
     ANCHOR TENANTS
    (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

%%%%-DO-NOT-MODIFY-THIS-LINE-%%%%_Table_34_Start
Retail Anchor Properties- Wholly Owned
 (continued)
-----------------------------------------

Northeast Pennsylvania
-----------------------------------------
  Blackman Plaza, Wilkes-Barre
    Eckerd Drug (Brook's)                    7,000  7/31/2006      59,710  8.53              -
    Kmart                                  104,956 10/31/2009     204,664  1.95 (8) 5 Year
                                         ----------           ------------------
               Property total              111,956                264,374  2.36
                                         ----------           ------------------

  Bradford Towne Centre, Towanda
    Kmart                                   94,841  3/31/2019     474,205  5.00 (10) 5 Year
    Eckerd Drug (Brook's)                   11,840  1/31/2010     118,400 10.00 (3) 5 Year
    JC Penney                               22,580 11/30/2009      96,747  4.28 (7) 5 Year
    P & C Foods (Penn Traffic)              51,658  9/30/2014     413,264  8.00 (2) 5 Year
                                         ----------           ------------------
               Property total              180,919              1,102,616  6.09
                                         ----------           ------------------

  Greenridge Plaza, Scranton
    Giant Food Stores (Ahold)               62,090  4/30/2021     279,405  4.50 (6) 5 Year
                                         ----------           ------------------
               Property total               62,090                279,405  4.50
                                         ----------           ------------------

  Luzerne Street Shopping Center,
   Scranton
    Price Rite (Wakefern)                   29,663  4/30/2015     118,652  4.00 (4) 5 Year
    Eckerd Drug (Brook's)                   14,000  4/30/2009     105,000  7.50 (2) 5 Year
                                         ----------           ------------------
               Property total               43,663                223,652  5.12
                                         ----------           ------------------

  Mark Plaza, Edwardsville
    Kmart                                  104,956 10/31/2009     204,664  1.95 (8) 5 Year
    Redner's Market                         52,639  5/31/2018     447,432  8.50 (2) 5 Year
                                         ----------           ------------------
               Property total              157,595                652,096  4.14
                                         ----------           ------------------

  Pittston Plaza, Pittston
    Eckerd Drugs (Brook's)                   8,468  6/30/2006      80,446  9.50 (2) 5 Year
    Redner's Market                         59,100 12/31/2018     428,480  7.25 (2) 5 Year
                                         ----------           ------------------
               Property total               67,568                508,926  7.53
                                         ----------           ------------------

  Plaza 422, Lebanon
    Home Depot                             104,243 12/31/2028     407,520  3.91 (6) 5 Year
                                         ----------           ------------------
               Property total              104,243                407,520  3.91
                                         ----------           ------------------

  Route 6 Mall, Honesdale
    Eckerd Drugs (Brook's)                  11,840  1/31/2011     112,480  9.50 (3) 5 Year
    Fashion Bug                             15,000  1/31/2006           -     -              -
    Kmart                                  119,658  4/30/2020     687,947  5.75 (10) 5 Year
                                         ----------           ------------------
               Property total              146,498                800,427  5.46
                                         ----------           ------------------

      Total : Northeastern Pennsylvania    874,532              4,239,016  4.85
                                         ----------           ------------------




Total: Retail Anchor Properties - Wholly
 Owned Properties                        3,115,315            $25,232,881 $8.82
                                         ==========           ==================


(1) Target owns the portion of the main building (157,616 square feet) that their store is located in.


       ANNUAL SUPPLEMENTAL DISCLOSURE
              December 31, 2005

                Anchor Detail
    -------------------------------------

                                                               Annual  Annual
            Property/Tenant Name          Square     Lease      Base    Base
              (Type of Center)            Footage Expiration    Rent    Rent       Options
                                                                         PSF
-----------------------------------------------------------------------------------------------
    THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS
     ANCHOR TENANTS
    (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Joint Venture Properties
-----------------------------------------

New York Region
-----------------------------------------

 New York
 ----------------------------------------
  Crossroads Shopping Center, White
   Plains (49% jv)
    Kmart                                 100,725  1/31/2012   $566,250 $5.62 (4) 5 Year
    Waldbaum's (A&P)                       38,208 12/31/2007    504,000 13.19 (5) 5 Year
    B. Dalton (Barnes & Noble)             12,430  5/28/2012    345,927 27.83 (1) 5 Year
    Pier 1                                  8,818  2/28/2007    278,825 31.62 (2) 5 Year
    Pay Half                               15,000  1/31/2018    330,000 22.00                -
    Modell's                               25,000  2/28/2009    193,750  7.75 (2) 5 Year
                                         ---------           -----------------
               Property total             200,181             2,218,752 11.08
                                         ---------           -----------------

  400 East Fordham Road (Fund II)
    Sears                                 100,703  7/16/2007    275,000  2.73                -
                                         ---------           -----------------

  Tarrytown Centre
    Walgreen's                             15,497  3/31/2080    476,068 30.72                -
                                         ---------           -----------------

  Sherman Avenue
    Pilot Garage                           74,000  6/14/2007    365,000  4.93                -
    City of New York                       60,773     MTM       972,368 16.00                -
                                         ---------           -----------------
                                          134,773             1,337,368  9.92
                                         ---------           -----------------
  161st Street
    City of New York                      137,334  7/18/2006  2,334,682 17.00                -
                                         ---------           -----------------
                                          137,334             2,334,682 17.00
                                         ---------           -----------------

          Total  : New York Region        588,488             6,641,870 11.29
                                         ---------           -----------------

Mid-Atlantic Region
-----------------------------------------

 Delaware
 ----------------------------------------
  Brandywine Town Center (Fund I)
    Annie Sez (Big M)                      13,325  1/31/2007    279,825 21.00 (3) 5 Year
    Michaels                               24,876  2/28/2011    547,272 22.00 (3) 5 Year
    Old Navy (The Gap)                     24,631  4/30/2011    541,872 22.00 (1) 5 Year
    Petsmart                               23,963  6/30/2017    455,297 19.00 (5) 5 Year
    Thomasville Furniture                  18,893 11/30/2011    476,481 25.22 (2) 5 Year
    World Market                           20,310  1/31/2015    406,200 20.00                -
    Access Group                           76,458  5/31/2015  1,517,692 19.85 (2) 5 Year
    Bed, Bath & Beyond                     50,977  1/31/2014    868,426 17.04 (3) 5 Year
    Dick's Sporting Goods                  50,000  5/31/2013    700,000 14.00 (3) 5 Year
    Lowe's Home Centers                   140,000  8/31/2018  1,925,000 13.75 (6) 5 Year
    Regal Cinemas                          65,641   6/1/2017    861,210 13.12 (4) 5 Year
    Target                                138,000  1/31/2018    800,000  5.80 (5) 10 Year
    Kincaid Furniture                      14,535  3/31/2010    247,095 17.00                -
    Transunion Settlement                  39,714  3/31/2013    911,377 22.95 (1) 5 Year
    The Bombay Company                      8,965  1/31/2015    215,160 24.00 (2) 5 Year
    Lane Home Furnishings                  21,827 10/31/2015    409,693 18.77
    Tutor Time                             10,317  2/28/2010    139,280 13.50 (3) 5 Year
    Moe's                                   3,000  7/31/2015     66,000 22.00
    MJM Designer                           25,000  9/30/2015    325,000 13.00
    New Balance                             5,500               129,250 23.50
                                         ---------           -----------------
               Property total             775,932            11,822,130 15.24
                                         ---------           -----------------

  Market Square Shopping Center (Fund I)
    Trader Joe's                            7,675  1/31/2013    149,662 19.50 (3) 5 Year
    TJ Maxx (TJX)                          31,375  1/31/2006    365,712 11.66 (2) 5 Year
                                         ---------           -----------------
               Property total              39,050               515,374 13.20
                                         ---------           -----------------


       ANNUAL SUPPLEMENTAL DISCLOSURE
              December 31, 2005

                Anchor Detail
    -------------------------------------

                                                               Annual  Annual
            Property/Tenant Name          Square     Lease      Base    Base
              (Type of Center)            Footage Expiration    Rent    Rent       Options
                                                                         PSF
-----------------------------------------------------------------------------------------------
    THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS
     ANCHOR TENANTS
    (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

 Joint Venture Properties (continued)
 ----------------------------------------

 Mid-Atlantic Region (continued)
 ----------------------------------------

 South Carolina
 ----------------------------------------
  Hitchcock Plaza (Fund I)
  Pine Log Plaza (Fund I)
         Farmers Furniture                  23,184  3/31/2009      69,552   3.00 (1) 5 Year
                                         ----------           -------------------

 Virginia
 --------
  Haygood Shopping Center (Fund I)
         Eckerd Drugs (Brook's)             11,280 11/30/2009      28,500   2.53              -
         Rose's                                                                   - Termination
                                                                                   agreement @
                                            40,500  1/31/2006      56,700   1.40   1/31/05
                                         ----------           -------------------
                  Property Total            51,780                 85,200   1.65
                                         ----------           -------------------

           Total  : Mid-Atlantic Region    889,946             12,492,256  14.04
                                         ----------           -------------------

Midwest Region
-----------------------------------------

 Ohio
 --------
  Amherst Marketplace (Fund I)
         Riser Foods Company/Pharmacy       10,500  3/31/2012     135,135  12.87 (3) 5 Year
         Riser Foods Company/Supermarket    66,237  9/30/2021     630,576   9.52 (4) 5 Year
         Giant Eagle                             -   9/3/2021      30,000      - (4) 5 Year
                                         ----------           -------------------
                  Property total            76,737                795,711  22.39

  Granville Centre (Fund I)
         Lifestyle Family Fitness, Inc.     34,951  1/31/2017     402,085  11.50 (2) 5 Year
                                         ----------           -------------------

  Sheffield Crossing (Fund I)
         Revco Drug                         10,500  5/31/2012     140,700  13.40 (3) 5 Year
         Giant Eagle                        59,159  5/31/2022     620,578  10.49 (4) 5 Year
                                         ----------           -------------------
                  Property total            69,659                761,278  10.93
                                         ----------           -------------------

 Michigan
 ----------------------------------------
  Sterling Heights (Fund I)
         Burlington Coat Factory            70,400  1/31/2024     281,600   4.00              -
                                         ----------           -------------------


                  Total: Midwest           251,747              2,240,674   8.90
                                         ----------           -------------------
 Various
 ----------------------------------------

         Kroger/Safeway (Fund I)         1,018,100       2009   8,664,352   8.51
                                         ----------           -------------------


         Total: Joint Venture Properties 2,748,281            $30,039,152 $10.92
                                         ==========           ===================


ANNUAL SUPPLEMENTAL DISCLOSURE
            December 31, 2005

         Anchor Lease Expirations - Next 3 Years
----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                             Gross Leased Area   Annualized Base Rent
                                                                             -------------------------------------------
                                                                                      Percent            Percent Average
                                                                              Square     of                 of     per
                 Center                                 Anchor                footage   all     Amount     all   Sq. Ft.
                                                                                       anchors            anchors
------------------------------------------------------------------------------------------------------------------------

              Wholly Owned
-----------------------------------------

                                    2006
Pittston Plaza                           Eckerd Drugs (Brook's)                 8,468    0.30%    80,446    0.32%  9.50
Route 6 Plaza                            Fashion Bug (1)                       15,000    0.52%         -    0.00%     -
Blackman Plaza                           Eckerd Drugs (Brook's)                 7,000    0.24%    59,710    0.24%  8.53
                                                                             -------------------------------------------

                                                      Total 2006               30,468    1.06%   140,156    0.56%  4.60
                                                                             -------------------------------------------

                                    2007
Ledgewood Mall                           The Sports Authority                  52,205    1.83%   225,000    0.89%  4.31
Soundview Marketplace                    King Kullen                           48,100    1.68%   562,600    2.23% 11.70
Hobson West Plaza                        Bobak's                               51,692    1.81%   225,436    0.89%  4.36
                                                                             -------------------------------------------

                                                      Total 2007              151,997    5.32% 1,013,036    4.01%  6.66
                                                                             -------------------------------------------

                                    2008
Village Commons Shopping Center          Daffy's Inc.                          16,125    0.56%   274,125    1.09% 17.00
Merrillville Plaza                       JC Penny Co.                          50,000    1.75%   495,000    1.96%  9.90
Merrillville Plaza                       Officemax Inc.                        26,157    0.91%   222,335    0.88%  8.50
Amboy Shopping Center                    Duane Reade                            9,698    0.34%   266,695    1.06% 27.50
Walnut Hill Plaza                        Sears                                 60,700    2.12%   258,000    1.02%  4.25
                                                                             -------------------------------------------

                                                      Total 2008              162,680    3.37% 1,516,155    2.96%  9.32
                                                                             -------------------------------------------

                                                 Total - Next 3 Years        $345,145    9.75%$2,669,347    7.53% $7.73
                                                                             ===========================================


                         Joint Venture - Crossroads
-----------------------------------------------------------------------------

                                    2006                                            -       -          -       -      -

                                    2007
Crossroads Shopping Center               Pier 1                                 8,818    4.41%   278,825   12.57% 31.62
Crossroads Shopping Center               Waldbaum's                            38,208   19.09%   504,000   22.72% 13.19
                                                                             -------------------------------------------

                                                      Total 2007               47,026   23.50%   782,825   35.29% 16.65
                                                                             -------------------------------------------

                                    2008                                            -       -          -       -      -
                                                                             -------------------------------------------

                                                 Total - Next 3 Years         $47,026   23.50%  $782,825   35.29%$16.65
                                                                             ===========================================
                 Fund I
-----------------------------------------

                                    2006
Market Square Shopping Center            TJ Maxx                               31,375    1.44%   365,712    1.53% 11.66
Haygood Shopping Center                  Rose's                                40,500    1.86%    56,700    0.24%  1.40
                                                                             -------------------------------------------

                                                      Total 2006               71,875    3.30%   422,412    1.77%  5.88
                                                                             -------------------------------------------

                                    2007
Brandywine Town Center                   Annie Sez (Big M)                     13,325    0.61%   279,825    1.17% 21.00

                                    2008                                            -       -          -       -      -
                                                                             -------------------------------------------

                                                 Total - Next 3 Years         $85,200    3.91%  $702,237    2.94% $8.24
                                                                             ===========================================
                 Fund II
-----------------------------------------

             Month-to-month
Sherman Avenue                           New York City                         60,773   16.30%   972,368   24.64% 16.00

                                    2006                                            -                  -
161st Street                             New York City                        137,334   36.84% 2,334,682   59.15% 17.00

                                    2007
Sherman Avenue                           Pilot Garage                          74,000   19.85%   365,000    9.25%  4.93
400 East Fordham Road                    Sears                                100,703   27.01%   275,000    6.97%  2.73
                                                                             -------------------------------------------

                                                      Total 2007              174,703   46.86%   640,000   16.22%  3.66
                                                                             -------------------------------------------

                                    2008                                            -       -          -       -      -
                                                                             -------------------------------------------

                                                 Total - Next 3 Years        $372,810  100.00%$3,947,050  100.01%$10.59
                                                                             ===========================================
(1) Tenant pays rent based on percentage of sales



ANNUAL SUPPLEMENTAL DISCLOSURE
December 31, 2005

Lease Expirations
---------------------------------------


                  --------------------------------------------------------------------
                               Gross Leased Area             Annualized Base Rent
                            -----------------------       --------------------------
                          Number of          Percent                Percent Average
                    Leases       Square       of                        of     per
                   Expiring     Footage      Total           Amount    Total Sq. Ft.
                  --------------------------------------------------------------------

Wholly-Owned Propeties
  Anchor Tenant Expirations



             2006         3          30,468   1.07%             140,156   0.56%  4.60
             2007         3         151,997   5.31%           1,013,036   4.01%  6.66
             2008         5         162,680   5.69%           1,516,155   6.01%  9.32
             2009         9         347,155  12.13%           1,570,602   6.22%  4.52
             2010        14         376,113  13.14%           3,938,989  15.61% 10.47
             2011         3         129,708   4.53%             965,880   3.83%  7.45
             2012         1          50,225   1.76%             516,960   2.05% 10.29
             2013         2         115,392   4.03%           1,444,884   5.73% 12.52
             2014         5         212,980   7.45%           1,267,126   5.02%  5.95
             2015         5         164,230   5.74%           2,507,015   9.94% 15.27
             2016         1           4,541   0.16%             305,544   1.21% 67.29
             2017         1          47,773   1.67%             955,460   3.79% 20.00
             2018         2         111,739   3.91%             875,912   3.47%  7.84
             2019         4         265,075   9.27%           1,518,396   6.02%  5.73
             2020         4         218,211   7.63%           1,818,995   7.21%  8.34
             2021         3         177,917   6.22%           1,035,619   4.10%  5.82
             2022         1          14,837   0.52%             435,000   1.72% 29.32
             2023         1          64,665   2.26%             937,000   3.71% 14.49
             2024         1          73,184   2.56%           1,317,312   5.22% 18.00
             2028         3         141,509   4.95%           1,152,840   4.57%  8.15

                  ---------------------------------         --------------------------
    Total Occupied       71       2,860,399 100.00%         $25,232,881 100.00% $8.82

    ----------------------------------------

    Anchor GLA Owned by
     Tenants                        254,916
    Total Vacant                     91,477
                            ----------------

    Total Square Feet             3,206,792
                            ================


ANNUAL SUPPLEMENTAL DISCLOSURE
December 31, 2005

Lease Expirations
---------------------------------------


                  --------------------------------------------------------------------
                               Gross Leased Area            Annualized Base Rent
                            -----------------------      --------------------------
                          Number of          Percent               Percent Average
                    Leases       Square       of                       of     per
                   Expiring     Footage      Total          Amount    Total Sq. Ft.
                  --------------------------------------------------------------------

Wholly-Owned Propeties
  Shop Tenant Expirations
       Month to
         Month           20     42,219   3.14%            $513,254   2.53%$12.16
             2006        63    215,290  16.04%           2,822,888  13.91% 13.11
             2007        63    237,533  17.69%           3,372,648  16.64% 14.20
             2008        53    175,520  13.07%           3,159,867  15.57% 18.00
             2009        57    199,530  14.86%           3,145,141  15.50% 15.76
             2010        40    132,514   9.87%           1,651,828   8.14% 12.47
             2011        20     83,476   6.22%           1,373,834   6.77% 16.46
             2012         7     16,261   1.21%             368,516   1.82% 22.66
             2013        13     41,834   3.12%             850,438   4.19% 20.33
             2014        18     93,719   6.98%           1,141,296   5.62% 12.18
             2015        14     77,670   5.79%           1,171,156   5.77% 15.08
             2018         4      6,805   0.51%             270,408   1.33% 39.74
             2019         1          -   0.00%              51,205   0.25%     -
             2020         4     17,945   1.34%             355,728   1.75% 19.82
             2022         1      2,205   0.16%              41,895   0.21% 19.00
             2030         2          -   0.00%                   -   0.00%     -

                  ----------------------------         --------------------------
    Total Occupied      380  1,342,521 100.00%         $20,290,102 100.00%$15.11

    -----------------------------------

    Total Vacant               178,212
                            -----------

    Total Square Feet        1,520,733
                            ===========


ANNUAL SUPPLEMENTAL DISCLOSURE
December 31, 2005

Lease Expirations
---------------------------------------


                  --------------------------------------------------------------------
                               Gross Leased Area           Annualized Base Rent
                            -----------------------     --------------------------
                          Number of          Percent               Percent Average
                    Leases       Square       of                      of     per
                   Expiring     Footage      Total         Amount    Total Sq. Ft.
                  --------------------------------------------------------------------

Wholly-Owned Propeties
  Total Tenant Expirations
       Month to
         Month           20    $42,219   1.00%            $513,254   1.13%$12.16
             2006        66    245,758   5.85%           2,963,044   6.51% 12.06
             2007        66    389,530   9.27%           4,385,684   9.63% 11.26
             2008        58    338,200   8.03%           4,676,022  10.27% 13.83
             2009        66    546,685  13.01%           4,715,743  10.36%  8.63
             2010        54    508,627  12.10%           5,590,817  12.28% 10.99
             2011        23    213,184   5.07%           2,339,714   5.14% 10.98
             2012         8     66,486   1.58%             885,476   1.95% 13.32
             2013        15    157,226   3.74%           2,295,322   5.04% 14.60
             2014        23    306,699   7.30%           2,408,422   5.29%  7.85
             2015        19    241,900   5.76%           3,678,171   8.08% 15.21
             2016         1      4,541   0.11%             305,544   0.67% 67.29
             2017         1     47,773   1.14%             955,460   2.10% 20.00
             2018         6    118,544   2.82%           1,146,320   2.52%  9.67
             2019         5    265,075   6.31%           1,569,601   3.45%  5.92
             2020         8    236,156   5.62%           2,174,723   4.78%  9.21
             2021         3    177,917   4.23%           1,035,619   2.27%  5.82
             2022         2     17,042   0.41%             476,895   1.05% 27.98
             2023         1     64,665   1.54%             937,000   2.06% 14.49
             2024         1     73,184   1.74%           1,317,312   2.89% 18.00
             2028         3    141,509   3.37%           1,152,840   2.53%  8.15
             2030         2          -   0.00%                   -   0.00%     -
                  ----------------------------         --------------------------

    Total Occupied      451 $4,202,920 100.00%         $45,522,983 100.00%$10.83

    -----------------------------------

    Anchor GLA Owned by
     Tenants                   254,916
    Total Vacant               269,689
                            -----------

    Total Square Feet        4,727,525
                            ===========


ANNUAL SUPPLEMENTAL DISCLOSURE
December 31, 2005

Lease Expirations
---------------------------------------


                  --------------------------------------------------------------------
                               Gross Leased Area           Annualized Base Rent
                            -----------------------     --------------------------
                          Number of          Percent               Percent Average
                    Leases       Square       of                      of     per
                   Expiring     Footage      Total         Amount    Total Sq. Ft.
                  --------------------------------------------------------------------

Fund I
  Anchor Tenant Expirations

              2006        2     71,875  3.30%             $422,412   1.77%  5.88
              2007        1     13,325  0.61%              279,825   1.17% 21.00
              2009       27  1,052,564 48.38%            8,762,405  36.72%  8.32
              2010        2     24,852  1.14%              386,375   1.62% 15.55
              2011        3     68,400  3.14%            1,565,625   6.56% 22.89
              2012        2     21,000  0.97%              275,835   1.16% 13.14
              2013        3     97,389  4.48%            1,761,039   7.38% 18.08
              2014        2     50,977  2.34%              868,426   3.64% 17.04
              2015        4    161,060  7.40%            3,068,994  12.86% 19.05
              2017        3    124,555  5.73%            1,718,592   7.20% 13.80
              2018        2    278,000 12.78%            2,725,000  11.41%  9.80
              2021        2     66,237  3.04%              660,576   2.77%  9.97
              2022        1     59,159  2.72%              620,578   2.60% 10.49
              2024        1     70,400  3.24%              281,600   1.18%  4.00
              2080        1     15,497  0.71%              476,068   1.99% 30.72
                                                                        0
                   --------------------------          --------------------------
    Total Occupied       56  2,175,290 99.98%          $23,873,350 100.03%$10.97

    -----------------------------------

    Total Vacant               237,971
                            -----------

    Total Square Feet        2,413,261
                            ===========


ANNUAL SUPPLEMENTAL DISCLOSURE
December 31, 2005

Lease Expirations
---------------------------------------


                  --------------------------------------------------------------------
                               Gross Leased Area            Annualized Base Rent
                            -----------------------      --------------------------
                          Number of          Percent                Percent Average
                    Leases       Square       of                       of     per
                   Expiring     Footage      Total          Amount    Total Sq. Ft.
                  --------------------------------------------------------------------
Fund I
  Shop Tenant Expirations
        Month to
          Month          21     77,859  24.73%           $496,779  12.19% $6.38
              2006       13     56,779  18.03%          1,044,943  25.64% 18.40
              2007       15     31,201   9.91%            495,244  12.15% 15.87
              2008       14     35,505  11.28%            531,234  13.04% 14.96
              2009        6     14,279   4.53%            115,203   2.83%  8.07
              2010        7     11,459   3.64%            206,120   5.06% 17.99
              2011        2      3,465   1.10%             63,705   1.56% 18.39
              2013        4     20,070   6.37%            276,495   6.79% 13.78
              2014        7     48,388  15.37%            629,120  15.44% 13.00
              2015        5      2,798   0.89%             40,745   1.00% 14.56
              2016        1      2,992   0.95%             83,423   2.05% 27.88
              2018        1      6,957   2.21%             50,004   1.23%  7.19
              2019        1      3,141   1.00%             42,000   1.03% 13.37
              2050        1          -   0.00%                  -   0.00%     -

                   ---------------------------         -------------------------
    Total Occupied       98    314,893 100.01%         $4,075,015 100.00%$12.94

    -----------------------------------

    Total Vacant               112,827
                            -----------

    Total Square Feet          427,720
                            ===========


ANNUAL SUPPLEMENTAL DISCLOSURE
December 31, 2005

Lease Expirations
---------------------------------------


                  --------------------------------------------------------------------
                               Gross Leased Area            Annualized Base Rent
                            -----------------------      --------------------------
                          Number of          Percent                Percent Average
                    Leases       Square       of                       of     per
                   Expiring     Footage      Total          Amount    Total Sq. Ft.
                  --------------------------------------------------------------------

Fund I
  Total Tenant Expirations
        Month to
          Month          21     77,859   3.13%            $496,779   1.78% $6.38
              2006       15    128,654   5.17%           1,467,355   5.25% 11.41
              2007       16     44,526   1.79%             775,069   2.77% 17.41
              2008       14     35,505   1.43%             531,234   1.90% 14.96
              2009       33  1,066,843  42.82%           8,877,608  31.76%  8.32
              2010        9     36,311   1.46%             592,495   2.12% 16.32
              2011        5     71,865   2.89%           1,629,330   5.83% 22.67
              2012        2     21,000   0.84%             275,835   0.99% 13.14
              2013        7    117,459   4.72%           2,037,534   7.29% 17.35
              2014        9     99,365   3.99%           1,497,546   5.36% 15.07
              2015        9    163,858   6.58%           3,109,739  11.13% 18.98
              2016        1      2,992   0.12%              83,423   0.30% 27.88
              2017        3    124,555   5.00%           1,718,592   6.15% 13.80
              2018        3    284,957  11.44%           2,775,004   9.93%  9.74
              2019        1      3,141   0.13%              42,000   0.15% 13.37
              2021        2     66,237   2.66%             660,576   2.36%  9.97
              2022        1     59,159   2.38%             620,578   2.22% 10.49
              2024        1     70,400   2.83%             281,600   1.01%  4.00
              2050        1          -   0.00%                   -   0.00%     -
              2080        1     15,497   0.62%             476,068   1.70% 30.72
                   ---------------------------         --------------------------

    Total Occupied      154  2,490,183 100.00%         $27,948,365 100.00%$11.22

    -----------------------------------

    Total Vacant               350,798
                            -----------

    Total Square Feet        2,840,981
                            ===========


ANNUAL SUPPLEMENTAL DISCLOSURE
December 31, 2005

Lease Expirations
---------------------------------------


                  --------------------------------------------------------------------
                               Gross Leased Area             Annualized Base Rent
                            -----------------------       --------------------------
                          Number of          Percent                 Percent Average
                    Leases       Square       of                        of     per
                   Expiring     Footage      Total           Amount    Total Sq. Ft.
                  --------------------------------------------------------------------

Fund
 II
  Anchor Tenant Expirations

        Month to
          Month           1     60,773  16.30%           $972,368  24.64%$16.00
              2006        1    137,334  36.84%         $2,334,682  59.15%$17.00
              2007        1    174,703  46.86%            640,000  16.21%  3.66

                   ---------------------------         -------------------------
    Total Occupied        3    372,810 100.00%         $3,947,050 100.00%$10.59

    -----------------------------------

    Total Vacant                     -
                            -----------

    Total Square Feet          372,810
                            ===========

    -----------------------------------




Fund
 II
  Shop Tenant Expirations
        Month to
          Month           4     38,109  12.41%           $217,600   6.58% $5.71
              2006        4     38,468  12.53%            704,725  21.31% 18.32
              2007        8    204,834  66.69%          2,067,117  62.52% 10.09
              2009        3     17,414   5.67%            159,284   4.82%  9.15
              2010        2      7,012   2.28%            112,604   3.41% 16.06
              2013        1      1,254   0.41%             45,144   1.37% 36.00

                   ---------------------------         -------------------------
    Total Occupied       22    307,091  99.99%         $3,306,474 100.00%$10.77

    -----------------------------------

    Total Vacant               194,613
                            -----------

    Total Square Feet          501,704
                            ===========

    -----------------------------------


Fund
 II
  Total Tenant Expirations
        Month to
          Month           5     98,882  14.54%         $1,189,968  16.41%$12.03
              2006        5    175,802  25.86%          3,039,407  41.90% 17.29
              2007        9    379,537  55.83%          2,707,117  37.32%  7.13
              2009        3     17,414   2.56%            159,284   2.20%  9.15
              2010        2      7,012   1.03%            112,604   1.55% 16.06
              2013        1      1,254   0.18%             45,144   0.62% 36.00

                   ---------------------------         -------------------------
    Total Occupied       25    679,901 100.00%         $7,253,524 100.00%$10.67

    -----------------------------------

    Total Vacant               194,613
                            -----------

    Total Square Feet          874,514
                            ===========


ANNUAL SUPPLEMENTAL DISCLOSURE
December 31, 2005

Lease Expirations
---------------------------------------


                  --------------------------------------------------------------------
                               Gross Leased Area            Annualized Base Rent
                            -----------------------      --------------------------
                          Number of          Percent                Percent Average
                    Leases       Square       of                       of     per
                   Expiring     Footage      Total          Amount    Total Sq. Ft.
                  --------------------------------------------------------------------


Crossroads (JV Property)
  Anchor Tenant Expirations

             2007         2     47,026  23.49%           $782,825  35.28% 16.65
             2009         1     25,000  12.49%            193,750   8.73%  7.75
             2012         2    113,155  56.53%            912,177  41.12%  8.06
             2018         1     15,000   7.49%            330,000  14.87% 22.00

                  ----------------------------         -------------------------
    Total Occupied        6    200,181 100.00%         $2,218,752 100.00%$11.08

    -----------------------------------

    Total Vacant                     -
                            -----------

    Total Square Feet          200,181
                            ===========

    -----------------------------------




  Shop Tenant Expirations
       Month to
         Month            1      2,210   2.00%            $60,996   1.59%$27.60
             2006         4      7,240   6.55%            242,336   6.32% 33.47
             2007         4      4,912   4.45%            185,550   4.84% 37.77
             2008         9     31,460  28.50%          1,033,541  26.94% 32.85
             2009         7     22,318  20.20%            781,525  20.38% 35.02
             2011         2      4,070   3.68%            143,212   3.73% 35.19
             2012         2      5,250   4.75%            189,000   4.93% 36.00
             2014         4     19,941  18.05%            674,793  17.60% 33.84
             2017         1      6,600   5.97%            330,000   8.61% 50.00
             2022         1      6,462   5.85%            193,860   5.06% 30.00

                  ----------------------------         -------------------------
    Total Occupied       35    110,463 100.00%         $3,834,813 100.00%$34.72

    -----------------------------------

    Total Vacant                     -
                            -----------

    Total Square Feet          110,463
                            ===========

    -----------------------------------


Crossroads (JV Property)
  Total Tenant Expirations
       Month to
         Month            1      2,210   0.71%            $60,996   1.01%$27.60
             2006         4      7,240   2.33%            242,336   4.00% 33.47
             2007         6     51,938  16.72%            968,375  16.00% 18.64
             2008         9     31,460  10.13%          1,033,541  17.07% 32.85
             2009         8     47,318  15.23%            975,275  16.11% 20.61
             2011         2      4,070   1.31%            143,212   2.37% 35.19
             2012         4    118,405  38.12%          1,101,177  18.19%  9.30
             2014         4     19,941   6.42%            674,793  11.15% 33.84
             2017         1      6,600   2.12%            330,000   5.45% 50.00
             2018         1     15,000   4.83%            330,000   5.45% 22.00
             2022         1      6,462   2.08%            193,860   3.20% 30.00

                  ----------------------------         -------------------------
    Total Occupied       41    310,644 100.00%         $6,053,565 100.00%$19.49

    -----------------------------------

    Total Vacant                     -
                            -----------

    Total Square Feet          310,644
                            ===========


ANNUAL SUPPLEMENTAL DISCLOSURE
December 31, 2005

Property Demographics (1)
------------------------------------------------------------

--------------------------------------------------------------------------------- -------------------------------------
                                                                                        3-Mile Radius(2)
                                                                                  -------------------------------------
                                                      Trade    Total                               #
                                                      Area     Base      Total     Total  Households Median HH Avg. HH
Property / JV Ownership %           City        State(Miles)   Rent       GLA       Pop.    ("HH")    Income    Income
--------------------------------------------------------------------------------- --------------------------------------
Brandywine Town Center & Mkt        Wilmington  DE
 Sq./22.22%                                               3 13,960,575   878,694   40,591     15,566  $70,145  $87,971
Elmwood Park Shopping Ctr.          Elmwood ParkNJ        3  3,311,727   149,085  252,916     84,197  $44,191  $61,068
Abington Towne Center               Abington    PA        3    939,999   216,355
Granville Center / 22.22%           Columbus    OH        3    670,684   134,999  113,906     49,527  $53,564  $70,562
Hobson West Plaza                   Naperville  IL        3  1,196,935    99,044   95,042     32,948  $82,298 $103,749
Methuen Shopping Ctr.               Methuen     MA        5    736,464   130,238   82,654     30,553  $37,421  $52,107
Crossroads Shopping Ctr. / 49%      White PlainsNY        3  6,053,565   310,644  102,957     39,813  $59,646  $86,839
The Branch Plaza                    Smithtown   NY        3  2,370,544   125,724   71,215     24,266  $98,596 $113,345
Amboy Road                          Staten      NY
                                     Island               3  1,460,009    59,979  155,416     56,011  $75,297  $89,580
Village Commons Shopping Ctr.       Smithtown   NY        3  2,141,801    87,306   70,854     24,112  $98,448 $113,332
Bloomfield Town Square              Bloomfield  MI
                                     Hills                5  2,281,763   214,866   61,631     24,011  $49,857  $83,461
Crescent Plaza                      Brockton    MA        3  1,665,798   218,141   98,955     34,754  $39,202  $52,875
239 Greenwich Avenue                Greenwich   CT        5  1,235,145    16,834   66,252     25,070           $90,010
Soundview Marketplace               Port        NY
                                     Washington           3  2,879,800   183,675   47,060     16,691 $127,975 $188,579
Town Line Plaza                     Rocky Hill  CT        3  1,486,207   206,178
New Loudon Center                   Latham      NY        5  1,713,664   255,826   44,153     17,525  $44,596  $58,526
Pacesetter Park Shopping Ctr.       Pomona      NY        3  1,113,383    96,698   27,421      9,004  $99,926 $124,786
Mad River Station                   Dayton      OH        5  1,542,508   155,739   52,598     21,841  $51,619  $64,051
Greenridge Plaza                    Scranton    PA        3    957,308   191,755   88,733     36,946  $30,723  $38,790
Mark Plaza                          EdwardsvillePA        5  1,088,303   216,047   90,532     38,714  $28,086  $38,397
Luzerne Street Shopping Ctr.        Scranton    PA        3    281,931    58,228   89,062     36,973  $30,970  $39,323
Blackman Plaza                      Wilkes-BarrePA        5    282,374   121,341   62,458     26,393  $27,479  $37,619
Sheffield Crossing / 22.22%         Sheffield   OH        3  1,118,641   112,534   32,487     12,500  $42,899  $58,754
Amherst Marketplace / 22.22%        Amherst     OH        3    830,115    79,937   55,146     21,276  $41,898  $55,263
Sterling Heights Shopping Center /  Sterling    MI
 11.11%                              Heights              3    426,834   154,838   97,175     35,730  $67,786  $74,409
Tarrytown Shopping Center / 11.11%  Tarrytown   NY        3    753,354    38,930   36,461     13,328  $84,626 $114,725
Hitchcock Plaza / 20%               Aiken       SC        5    427,786   233,886   25,419     18,757  $60,290  $71,076
Pine Log Plaza / 20%                Aiken       SC        5    144,152    35,064   25,419     18,757  $60,290  $71,076
Haygood Shopping Center / 11.11%    Virginia    VA
                                     Beach                3    951,872   153,999   97,871     37,786  $51,491  $60,530
400 East Fordham Road / 18.32%      The Bronx   NY        2    645,915   117,355  651,504    223,577  $28,217  $37,631
Sherman Avenue / 18.32%             Manhattan   NY        2  1,337,368   134,773  529,999    176,116  $29,932  $40,762
Pelham Manor Shopping Plaza / 18.32%Westchester NY        3  1,399,887   398,775  400,119    149,994  $47,713  $59,780
Bartow Avenue                       The Bronx   NY        3    222,600    14,694  563,289    208,834  $33,199  $44,894
161st Street /18.32%                The Bronx   NY        2  3,870,354   223,611  712,029    240,973  $22,230  $32,900
Walnut Hill Plaza                   Woonsocket  RI        5  2,426,705   283,235   59,068     24,020  $32,605  $44,830
Ledgewood Mall                      Ledgewood   NJ        5  4,425,559   517,077   39,287     14,235  $59,560  $70,312
Merrillville Plaza                  Hobart      IN        5  2,576,232   235,605   21,008      8,295  $56,061  $65,230
The Gateway Shopping Ctr.           So.         VT
                                     Burlington           3  1,818,182   101,792   45,990     19,115  $54,003  $35,139
Marketplace of Absecon              Absecon     NJ        3  1,657,610   105,097   31,282     10,754  $57,266  $69,040
Pittston Plaza                      Pittston    PA        3    603,215    79,494   40,766     17,194  $28,200  $37,109
Plaza 422                           Lebanon     PA        3    444,020   155,026   44,886     18,014  $31,027  $39,952
Route 6 Plaza                       Honesdale   PA        5  1,081,027   175,507
Bradford Towne Centre               Towanda     PA       10  1,582,170   256,939    5,417      2,256  $33,937  $41,666
--------------------------------------------------------------------------------- -------------------------------------
                                                            78,114,084 7,735,564
                                                            --------------------- -------------------------------------
                                                                                  111,740     41,047  $49,119  $62,960
                                                                                  -------------------------------------
(1) Does not include the Kroger/Safeway Portfolio.
                                                                                  -------------------------------------
(2) Fordham, Sherman Avenue and 161st Street figures are for a 2 mile radius.      83,249     30,173  $55,198  $72,555
                                                                                  -------------------------------------


(3) The following table summarizes the Urban / In-fill properties which are included in the data detailed above.
------------------------------------------------------------------------------------------------------------------------
Urban / in-fill                                       Trade    Total                 1-Mile Radius
                                                                                  -------------------------------------
                                                      Area     Base      Total     Total      #      Median HH Avg. HH
                                                                                           Households
Property / JV Ownership %           City        State(Miles)   Rent       GLA       Pop.    ("HH")    Income    Income
--------------------------------------------------------------------------------- --------------------------------------
400 East Fordham Road / 18.32%      The Bronx   NY        2    645,915   117,355  206,850     66,722  $24,205  $33,414
Sherman Avenue / 18.32%             Manhattan   NY        2  1,337,368   134,773  139,935     48,823  $31,657  $40,618
Pelham Manor Shopping Plaza / 18.32%Westchester NY        3  1,399,887   398,775   28,559      9,367  $60,205  $73,324
Bartow Avenue                       The Bronx   NY        3    222,600    14,694   71,336     28,062  $36,795  $47,838
161st Street /18.32%                The Bronx   NY        2  3,870,354   223,611  192,706     65,625  $20,649  $31,017
-----------------------------------------------------------------------------------------------------------------------
                                                             7,476,124   889,208  110,955     37,373  $40,793  $52,040
                                                            --------------------- -------------------------------------

                                                                                  -------------------------------------
                                                                                  140,903     48,366  $31,514  $42,123
                                                                                  -------------------------------------




ANNUAL SUPPLEMENTAL DISCLOSURE
December 31, 2005

Property Demographics (1)
--------------------------------

----------------------------------------------------------- ----------------------------------- ------------------------
                             5-Mile Radius                            10-Mile Radius
            ----------------------------------------------- -----------------------------------

                    Total              # Median HH Avg. HH    Total         # Median HH      Avg. HH
Property /          Pop.            HH    Income    Income     Pop.      HH    Income   Income    County        MSA
 JV
 Ownership %
------------------------------------------------------------------------------------------------------------------------
Brandywine                                                                                      Bergen     Wilmington-
 Town Center                                                                                                Newark, DE
 & Mkt
 Sq./22.22%              115,509  46,245  $63,181  $82,051    465,744 177,868  $60,297 $82,576
Elmwood Park                                                                                    Bergen     Bergen-
 Shopping                                                                                                   Passaic, NJ
 Ctr.                    604,387 209,582  $49,412  $67,557          -       -        -       -
Abington                                                                                        Bucks      Philadelphia,
 Towne                                                                                                      PA
 Center                  316,194 123,852  $49,479  $67,255  1,420,838 535,831   40,786  56,068
Granville                                                                                       Franklin   Columbus, OH
 Center /
 22.22%                  272,955 115,817  $55,421  $74,050          -       -        -       -
Hobson West                                                                                     DuPage     Chicago, IL
 Plaza                   219,460  77,196  $77,091  $96,876          -       -        -       -
Methuen                                                                                         Essex      Boston, MA-NH
 Shopping
 Ctr.                    200,868  74,426  $40,606  $55,989    359,120 130,167   53,266  70,380
Crossroads                                                                                      WestchesterNew York, NY
 Shopping
 Ctr. / 49%              199,222  73,477  $67,992 $102,645          -       -        -       -
The Branch                                                                                      Suffolk    Nassau-
 Plaza                   205,906  67,405  $89,363 $103,763          -       -        -       -              Suffolk, NY
Amboy Road                                                                                      Richmond   New York, NY
Village                                                                                         Suffolk    Nassau-
 Commons                                                                                                    Suffolk, NY
 Shopping
 Ctr.                    205,727  67,384  $89,604 $104,007          -       -        -       -
Bloomfield                                                                                      Oakland    Detroit, MI
 Town Square             165,071  63,680  $56,286  $89,068    693,426 274,676   35,140  88,557
Crescent                                                                                        Plymouth   Boston, MA-NH
 Plaza                   164,499  58,369  $43,599  $56,535          -       -        -       -
239                                                                                             Fairfield  New Haven-
 Greenwich                                                                                                  Meriden, CT
 Avenue                  139,180  50,542           $87,819          -       -        -       -
Soundview                                                                                       Nassau     Nassau-
 Marketplace             146,553  53,259 $110,828 $158,509          -       -        -       -              Suffolk, NY
Town Line                                                                                       Hartford   Hartford, CT
 Plaza                    43,708  18,392  $60,038  $75,504    553,333 220,597   43,447  63,310
New Loudon                                                                                      Albany     Albany-
 Center                                                                                                     Schenectady-
                         146,563  59,410  $41,551  $54,174    613,866 249,577   43,863  57,271              Troy, NY
Pacesetter                                                                                      Rockland   New York, NY
 Park
 Shopping
 Ctr.                    134,012  39,338  $81,066 $102,217          -       -        -       -
Mad River                                                                                       Montgomery Dayton-
 Station                                                                                                    Springfield,
                         124,816  50,664  $51,965  $65,750    408,808 161,200   41,890  51,485              OH
Greenridge                                                                                      Lackawanna Scranton-
 Plaza                                                                                                      Wilkes
                                                                                                            Barre-
                         128,607  52,993  $32,446  $41,441    206,477  84,001   34,001  43,425              Hazelton, PA
Mark Plaza                                                                                      Luzerne    Scranton-
                                                                                                            Wilkes
                                                                                                            Barre-
                         124,503  52,875  $28,794  $39,583    217,525  89,944   29,784  41,155              Hazelton, PA
Luzerne                                                                                         Lackawanna Scranton-
 Street                                                                                                     Wilkes
 Shopping                                                                                                   Barre-
 Ctr.                    119,331  49,490  $31,439  $39,606          -       -        -       -              Hazelton, PA
Blackman                                                                                        Luzerne    Scranton-
 Plaza                                                                                                      Wilkes
                                                                                                            Barre-
                         118,011  50,151  $38,259  $28,229    209,428  86,555   29,751  41,041              Hazelton, PA
Sheffield                                                                                       Lorain     Cleveland-
 Crossing /                                                                                                 Lorain-
 22.22%                  117,051  44,586  $42,879  $58,196    314,596 120,675   50,540  67,635              Elyria
Amherst                                                                                         Lorain     Cleveland-
 Marketplace                                                                                                Lorain-
 / 22.22%                 98,708  37,877  $38,164  $51,174    212,480  81,076   42,497  56,454              Elyria
Sterling                                                                                                   Coordinates
 Heights                                                                                                    42.5803,
 Shopping                                                                                                   83.0298
 Center /
 11.11%                  257,839 101,330  $64,903  $73,379          -       -        -       -
Tarrytown                                                                                       Westchester New York, NY
 Shopping
 Center /
 11.11%                  126,511  45,849  $94,270 $121,002          -       -        -       -
Hitchcock                                                                                                  Coordinates
 Plaza / 20%                                                                                                33.5156,
                          45,931  33,112  $49,878  $60,184     84,131  59,713   43,742  52,745              81.7311
Pine Log                                                                                                   Coordinates
 Plaza / 20%                                                                                                33.5156,
                          45,931  33,112  $49,878  $60,184     84,131  59,713   43,742  52,745              81.7311
Haygood                                                                                                    Coordinates
 Shopping                                                                                                   36.8727,
 Center /                                                                                                   76.1350
 11.11%                  222,837  85,740  $52,946  $61,454    686,842 263,114   47,183  56,538
400 East                                                                                        The Bronx  New York, NY
 Fordham
 Road /
 18.32%                1,193,183 411,564   30,162   40,477
Sherman                                                                                         Manhattan  New York, NY
 Avenue /
 18.32%                        -       -        -        -
Pelham Manor                                                                                    WestchesterNew York, NY
 Shopping
 Plaza /
 18.32%                1,114,822 410,040  $44,052  $56,839
Bartow                                                                                          The Bronx  New York, NY
 Avenue                1,435,467 511,796  $30,552  $43,522
161st Street                                                                                    The Bronx  New York, NY
 /18.32%
Walnut Hill                                                                                     Providence Providence-
 Plaza                                                                                                      Fall River,
                          93,988  36,923  $40,811  $54,959    304,956 114,330   47,963  62,524              RI
Ledgewood                                                                                       Morris     Newark, NJ
 Mall                    107,018  38,479  $74,547  $92,140    263,597  94,154  $76,368 $97,665
Merrillville                                                                                    Lake       Gary, IN
 Plaza                    84,295  31,487  $48,370  $54,246     41,291 127,991  $41,656 $49,747
The Gateway                                                                                     Chittenden Burlington,
 Shopping                                                                                                   VT
 Ctr.                     69,036  27,944  $37,547  $55,060          -       -        -       -
Marketplace                                                                                     Atlantic   Atlantic
 of Absecon                                                                                                 City-Cape
                          71,369  24,835  $56,434  $67,432          -       -        -       -              May, NJ
Pittston                                                                                        Luzerne    Scranton-
 Plaza                                                                                                      Wilkes
                                                                                                            Barre-
                          72,123  30,327  $29,150  $38,323    261,639 108,933   29,878  39,837              Hazelton, PA
Plaza 422                                                                                       Lebanon    Harrisburg-
                                                                                                            Lebanon-
                          61,225  24,051  $33,664  $42,971    111,183  42,280   36,875  46,200              Carlisle, PA
Route 6                                                                                         Wayne
 Plaza                    12,078   4,944  $35,972  $44,544     28,631  11,448   37,277  46,049                      N/A
Bradford                                                                                        Bradford
 Towne
 Centre                                                        17,148   6,584  $34,707 $42,850                      N/A
----------------------------------------------------------- ----------------------------------- ------------------------

            ----------------------------------------------- -----------------------------------
                         200,993  75,536  $49,617  $64,389  1,802,527 728,440 $231,885 312,169
            ----------------------------------------------- -----------------------------------

                         166,157  60,552  $54,288  $72,985  1,177,010 488,787 $156,593 215,032
         -------------------------------------------------- -----------------------------------


(1)  Does not include the Kroger/Safeway Portfolio.

(2)  Fordham, Sherman Avenue and 161st Street figures are for a 2 mile radius.



ANNUAL SUPPLEMENTAL DISCLOSURE
                         December 31, 2005

               Residential (Multi-family) Properties
-------------------------------------------------------------------

                                                                                                        %        %
                                                                                                      Occupied Occupied
                             Property                                Location   Square Feet   Units  December September
                                                                                                      31, 2005 30, 2005
-----------------------------------------------------------------------------------------------------------------------

                           Mid-Atlantic

                          North Carolina
-------------------------------------------------------------------
                        Village Apartments                            Winston
                                                                        Salem       578,606      600       96%      95%

                             Mid-West

                             Missouri
-------------------------------------------------------------------
             Gate House, Holiday House, Tiger Village,                Columbia      625,545      874       99%      98%
                                                                                ---------------------------------------
                       Colony Apartments (1)


                              Totals                                              1,204,151    1,474       98%      97%
                                                                                =======================================



(1) As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions